Exhibit 99.1

CLERK, U.S. BANKRUPTCY COURT NORTHERN DISTRICT OF TEXAS ENTERED THE DATE OF ENTRY IS ON THE COURT’S DOCKET

The following constitutes the ruling of the court and has the force and effect therein described.

Signed November 1, 2016	United States Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF TEXAS

FORT WORTH DIVISION

IN RE:	§
	§	CASE NO. 15-40289-rfn-11
LIFE PARTNERS HOLDINGS, INC.,	§
et. al.	§	JOINTLY ADMINISTERED
	§	(Chapter 11)
Debtors.	§

ORDER CONFIRMING REVISED THIRD AMENDED JOINT PLAN OF

REORGANIZATION OF LIFE PARTNERS HOLDINGS, INC., ET AL PURSUANT TO

CHAPTER 11 OF THE BANKRUPTCY CODE

This matter having come before the Court to consider confirmation of the Third Amended Joint Plan of Reorganization of Life Partners Holdings, Inc., et al. Pursuant to Chapter 11 of the Bankruptcy Code [Dkt. No. 2498] (the “Third Amended Plan”), which was filed with the Court on June 21, 2016 by plan proponents (collectively, the “Plan Proponents”), H. Thomas Moran II as Chapter 11 Trustee (“Moran” or the “Chapter 11 Trustee”) of Life Partners Holdings, Inc. (“LPHI”), Life Partners, Inc. (“LPI”), LPI Financial Services, Inc. (“LPIFS”), and the official committee of unsecured creditors appointed in the above-captioned, jointly administered Chapter 11 cases (the “Committee”);1 and

1         LPHI, LPI and LPIFS are collectively referred to as the “Debtors.” Capitalized terms used but not otherwise defined herein have the meaning ascribed to such terms in the Plan.

ORDER CONFIRMING PLAN – Page 1

(a)          the Court having previously entered an order [Dkt. No. 2593], dated June 29, 2016, approving the Plan Proponents’ disclosure statement [Dkt. No. 2500] (the “Disclosure Statement”) in connection with the Third Amended Plan, and an order dated June 30, 2016 [Dkt. No. 2595] (the “Solicitation Order”) approving (i) form of ballots and solicitation, and election procedures, (ii) procedures relating to the confirmation of the Third Amended Plan, (iii) temporary estimation of investor claims for voting purposes, and (iv) other relief; and (b)          the Plan Proponents having filed a plan supplement (the “Plan Supplement”) with the Court on August 2, 2016 [Dkt. No. 2856] and served notice of same, as provided for in the Solicitation Order; and

(c)          an Amended Declaration of Jane Sullivan on Behalf of Epiq Bankruptcy Solutions, LLC, Regarding Voting and Tabulation of Ballots Cast on the Plan (the “Ballot Certification”) having been filed with the Court on August 26, 2016 [Dkt. No. 3215]; and

(d)          all classes entitled to vote under the Third Amended Plan, except for Class B2A and Class B3A, having voted to accept the Third Amended Plan by at least a majority in number and two-thirds of dollar amount of claims voting in each class; and

(e)          the only classes rejecting the Third Amended Plan (“Dissenting Classes”) being (i) the Holders of Interests in each of the Debtors (Class A5, Class B6 and Class C4), which are all deemed to have rejected the Plan under 11 U.S.C. § 1126(g) because Holders of Interests in the Debtors are to receive no Distributions under the Third Amended Plan, and (ii) Classes B2A and B3A; and

ORDER CONFIRMING PLAN – Page 2

(f)          objections (the “Objections”) to the Third Amended Plan having been filed by Transparency Alliance, LLC [Dkt. No. 3010], H. Steven Hufstetler, Sr. [Dkt. No. 2995]; Black Diamond Lifeplan Fund L.P., Evergreen II Lifeplan Fund L.P., Evergreen III Lifeplan Fund, L.P., Evergreen Lifeplan Fund, L.P., Pillar 3 Life Settlement Fund, L.P., Pillar 4 Life Settlement Fund, L.P., Pillar 5 Life Settlement Fund, L.P., Pillar II Life Settlement Fund, L.P., Pillar Life Settlement Fund I, L.P. [Dkt. No. 3007], Steven Fallen [Dkt. No. 3009], the Arbitration Objectors [Dkt. No. 3010]; Certain IRA Investors [Dkt. No. 3134], and Alexandra Agencies Limited, Carteya Limited, Robin Rock Limited and Shamrock Life Settlement [Dkt. Nos. 3135 and 3149]; and

(g)          the Plan Proponents having filed a joint reply (the “Reply”) in opposition to the Objections and in further support of confirmation of the Third Amended Plan on August 29, 2016 [Dkt. No. 3324]; and the Certain IRA Investors having filed a post-trial brief on October 5, 2016 [Dkt. No. 3374]; and the Plan Proponents having filed a response to the post-trial brief on October 6, 2016 [Dkt. No. 3381]; and

(h)          the Court having entered its Order Granting the Joint Motion to Compromise Class Action Controversies, to Approve Plan Support Agreement, and for Related Relief [Dkt. No. 2295] (the “9019 Order”); and

(i)          the District Court for the Northern District of Texas having entered its (i) Order (I)    Preliminarily Approving the Class Settlement Agreement; (II) Conditionally Certifying the Class and Appointing Class Counsel and Class Representatives; (III) Approving the Form and Manner of Notice to Class Members; (IV) Setting a Deadline for Objections to Such Preliminary and Conditional Actions; and (V) Scheduling a Hearing for the Final Consideration and Approval of Such Actions [Dkt. No. 43 in Case No. 4:16-cv-00212-A] on June 6, 2016 (the “Class Action Preliminary Approval Order”), and (ii) Final Approval Order (Order Approving Class Settlement Agreement, Certifying Class and Appointing Class Counsel and Class Representatives) [Dkt. No. 143 in Case No. 4:16-cv-00212-A] (the “Class Action Final Approval Order” and together with the Class Action Preliminary Approval Order, the “Class Action Approval Orders”) on September 13, 2016; and

ORDER CONFIRMING PLAN – Page 3

(j)          an evidentiary hearing on confirmation of the Plan having been held before this Court over a five-week period beginning August 29, 2016 (the “Confirmation Hearing”), and the

Court finding that notice of the Confirmation Hearing was good and sufficient and consistent with the Solicitation Order; and

(k)          the Court having overruled the Objections to the extent not withdrawn or to the extent not expressly sustained as set forth in the October 7 Findings and Conclusions (as defined herein); and

(l)          the Court having considered the Third Amended Plan, the Disclosure Statement, the Ballot Certification, the Class Action Preliminary Approval Order, the Class Action Final Approval Order, the proposed modifications to the Third Amended Plan related to the Vida Plan Collaboration Agreement presented to the Court on Monday, September 26, 2016, the stipulations of certain parties announced at the Confirmation Hearing, including but not limited to the Term Sheet filed at Dkt. No. 3422 and the term sheet admitted into evidence at the Confirmation Hearing as Shamrock Life Settlements et al. Exhibit 8, the testimony and exhibits introduced into evidence at the Confirmation Hearing, the Objections, the Reply, the arguments of counsel, the post-trial briefing, and the record before it; and

ORDER CONFIRMING PLAN – Page 4

(m)          the Court finding that the Plan Proponents, Vida, and their respective current officers, directors, and employees acted in good faith within the meaning of and with respect to all of the actions described in 11 U.S.C. § 1125(e); and

(n)          the Court having made the Report and Recommendation Regarding the Joint Motion to (I) Preliminarily Approve Settlement Agreement; (II) Grant Class Certification Pursuant to Settlement Agreement; (III) Appoint Class Counsel and class Representative Pursuant to Settlement Agreement; (IV) Approve the Form and Manner of Notice to Class Members; (V) Set a Deadline for Objections to the Settlement; and (VI) Schedule Hearing for the Final Consideration and Approval of the Settlement [Dkt. No. 55 in Case No. 15-04061-rfn] (the “Preliminary Report and Recommendation”) and Report and Recommendation with Respect to the Joint Motion to Approve Settlement Agreement, Grant Class Certification and Appoint Class Counsel and Class Representative [Dkt. No. 71 in Case No. 15-04061-rfn] (the “Final Report and Recommendation,” and together with the Preliminary Report and Recommendation, the “Reports and Recommendations”), which are incorporated fully herein by reference for all purposes; and

(o)          the Court having made the findings of fact and conclusions of law stated on the record on October 7, 2016, as clarified on the record on October 11, 2016 (collectively, the “October 7 Findings and Conclusions”), which October 7 Findings and Conclusions are incorporated fully herein by reference for all purposes; and

(p)          the Court having found that the Plan satisfies all of the applicable requirements for confirmation, including the requirements of 11 U.S.C. § 1129.

ORDER CONFIRMING PLAN – Page 5

Accordingly, the Third Amended Plan, as revised at Docket No. 3427 (the “Plan”) pursuant to the stipulations of certain parties, including but not limited to the Term Sheet filed at Dkt. No. 3422 and the term sheet admitted into evidence at the Confirmation Hearing as Shamrock Life Settlements et al. Exhibit 8, and in accordance with the Court’s October 7 Findings and Conclusions, and inclusive of the Plan Documents, is confirmed as provided in this order (the “Confirmation Order”).

Now, therefore it is hereby ORDERED, ADJUDGED AND DECREED as follows:2

1.          Confirmation of the Plan. The Plan shall be and hereby is confirmed. The Plan Documents and their terms are incorporated by reference into and are an integral part of the Plan and this Confirmation Order.

2.          Approved Modifications of the Plan. The revisions and modifications to the Third Amended Plan reflected at Docket No. 3427 are hereby approved and are incorporated into the Plan, as confirmed by this Confirmation Order.

3.          Approval of the Vida Plan Collaboration Agreement.   The Vida Plan Collaboration Agreement at Dkt. No. 3428 is hereby approved in accordance with the Plan and this Confirmation Order.

2 The findings of fact and conclusions of law set forth herein, in the Report and Recommendations, and the October 7 Findings and Conclusions constitute the Bankruptcy Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the findings of fact included herein or therein constitute conclusions of law, they are adopted as such. To the extent any of the conclusions of law included herein or therein constitute findings of fact, they are adopted as such.

ORDER CONFIRMING PLAN – Page 6

4.          Approval of the Plan Documents. The Court hereby authorizes and approves the execution, delivery, and performance by the Chapter 11 Trustee, Subsidiary Debtors, Reorganized Debtors, Successor Entities, Successor Trustees, Trust Boards, and Advisory Committee as applicable, of all of the agreements, documents, and instruments to be entered into before, on, or as of the Effective Date, as contemplated by, and in furtherance of, the Plan (including in each case all exhibits and attachments thereto and documents referenced therein) (the “Plan Documents”), including but not limited to the following: (i) the Position Holder Trust Agreement [Exh A, Dkt. No. 3427], (ii) the Creditors’ Trust Agreement [Exh. B, Dkt. No. 3427], (iii) the Servicing Agreement [Exh. A, Dkt. No. 3428], (iv) the New IRA Notes Indenture [Dkt. No. 2856-1], (v) the form of New IRA Note [Dkt. No. 2856-1], (vi) the New IRA Notes Security Agreement [Dkt. No. 2856-2], (vii) the Securities and Deposit Account Agreement and Securities and Deposit Account Control Agreement [Dkt. No. 2856-3], (viii) the Maturity Funds Security Agreement [Dkt. No. 2856-4], (ix) the Vida Plan Collaboration Agreement [Dkt. No. 3428], (x) the Exit Loan Facility Agreement [Dkt. No. 2856-6], (xi) the Revolving Line of Credit Agreement [Dkt. No. 2856-7], (xii) the Portfolio Information License Agreement [Dkt. No. 2856-18], (xiii) the amended and restated Governance Documents of Life Partners, Inc. [Dkt. No. 2856-19], (xiv) the amended and restated Governance Documents of Life Partners Holdings, Inc. [Dkt. No. 2856-20], (xv) the amended and restated Governance Documents of LPI Financial Services, Inc. [Dkt. No. 2856-21], (xvi) the IRA Partnership, LLC formation documents [Dkt. No. 2856-23], (xvii) the form of Statement of Maturity Account [Dkt. No. 2856-24], and (xviii) the Newco formation documents (to the extent necessary or appropriate to effectuate the transactions contemplated by the Vida Plan Collaboration Agreement). Without need for further order or approval of this Court, the Chapter 11 Trustee, Debtors, Reorganized Debtors, Successor Entities, Successor Trustees, and their respective successors are authorized and empowered to make any and all modifications to any and all of the Plan Documents that do not adversely affect in a material way the treatment of Holders of Claims or Interests and are consistent with the Plan and this Confirmation Order; provided, however, any modification to any such Plan Document that increases fees payable by Continuing Fractional Holders, or by the Position Holder Trust in its capacity as the registered Holder of Beneficial Ownership in Policies, will be subject to Court approval.

ORDER CONFIRMING PLAN – Page 7

5.          Binding Effect. Subject to the occurrence of the Effective Date, on and after the Effective Date, the provisions of the Plan shall bind the Debtors, all current and former Holders of a Claim against or asserted against, or Interest in, the Debtors, including, without limitation, all Investors, and such Holders’ respective successors and assigns, whether or not the Claims or Interests of such Holders are Impaired under the Plan, whether or not such Holders accepted the Plan, and whether or not such Holders are entitled to any Distribution under the Plan.

6.          Incorporation of the October 7 Findings and Conclusions.    The October 7 Findings and Conclusions are incorporated into this Confirmation Order as if fully set forth herein.

7.          Incorporation of the Report and Recommendations.     The Report and Recommendations are incorporated into this Confirmation Order as if fully set forth herein.

8.          Incorporation of the Class Action Approval Orders.     The Class Action Approval Orders and Class Action Settlement Agreement are incorporated into this Confirmation Order as if fully set forth herein. The Class Action Settlement Agreement is approved as part of the Plan pursuant to 11 U.S.C. § 1123(b).

9.          Distributions Under the Plan.     Except as otherwise provided for in this Confirmation Order, all Distributions under the Plan shall be made in accordance therewith, including but not limited to Articles III and X of the Plan.

10.         Deemed Substantive Consolidation for Distribution Purposes. The Debtors are deemed substantively consolidated solely for purposes of Distributions to be made under the Plan as set forth in Section 4.06 of the Plan.

ORDER CONFIRMING PLAN – Page 8

11.         Administrative Claims.

(a)          All requests for payments of Administrative Claims shall be Filed with the Court, and served on the parties as provided in the Plan, by the Administrative Claims Bar Date, which is: (i) 30 days after the Effective Date with respect to General Administrative Claims, including claims made by a creditor or entity described under 11 U.S.C. § 503(b)(3)(D) and/or related claims for professional fees under 11 U.S.C. § 503(b)(4), and (ii) 45 days after the Effective Date with respect to Professional Fee Claims. Any requests for payment of Administrative Claims filed after the Administrative Claims Bar Date shall automatically be barred and disallowed without the need for any hearing or order of the Court.

(b)          Notwithstanding the foregoing, any claim of Vida, as lender under that certain financing (the “DIP Financing”) approved by the Order Granting: (A) Motion of The Trustee and Subsidiary Debtors for Order Authorizing the Debtors to Obtain Post-Petition Secured Financing Pursuant to 11 U.S.C. § 364; (B) Security Interest and Superpriority Administrative Expense Claim and (C) Related Relief [Dkt. No. 2924] (the “DIP Financing Order”) shall be paid in full in cash on the Effective Date pursuant to the terms of the DIP Financing and DIP Financing Order, without the need for any further requests or orders of any kind.

ORDER CONFIRMING PLAN – Page 9

(c)          All Administrative Claims that become Allowed Administrative Claims prior to or on the Effective Date shall be paid in full in cash on the Effective Date, and all Administrative Claims that become Allowed Administrative Claims after the Effective Date shall be paid in full in cash within ten (10) days after becoming an Allowed Administrative Claim; provided, however, (i) that any General Administrative Claim that is based on a liability incurred by the Debtors in the ordinary course of business after the Petition Date may be paid pursuant to the terms and conditions of the particular transaction or agreement that gives rise to such General Administrative Claim without any further notice to or approval by the Bankruptcy Court, and (ii) that the Interim Compensation Order shall govern any interim allowance and payment of fees and expenses of Professionals incurred on or before the Effective Date. For the avoidance of doubt, Professionals shall continue to follow the Interim Compensation Order with respect to (A) any monthly fee statements for fees and expenses incurred on or before the Effective Date, and (B) the Interim Fee Applications due on November 14, 2016 (for fees and expenses incurred through September 2016); however, no further Interim Fee Applications shall be due after those due November 14, 2016. To the extent any fees and expenses incurred by Professionals have not been paid pursuant to the Interim Compensation Order or any other order of the Bankruptcy Court, such fees and expenses shall be included in the respective Professionals’ Final Fee Applications to be filed on or before the Administrative Claims Bar Date.

12.         No Impairment of Class Action Litigants’ Counsel Fees. Notwithstanding anything in the Plan or this Confirmation Order, Class Action Litigants’ Counsel Fees shall be determined, awarded and paid in accordance with the Class Action Settlement Agreement and applicable court orders. Nothing in the Plan or this Confirmation Order, including, without limitation, paragraph 48 of this Order, shall impair or limit the payment of Class Action Litigants’ Counsel Fees, on account of a common fund or otherwise, from assets and property Distributed or to be Distributed under the Plan, in accordance with the Class Action Settlement Agreement and applicable court orders.

ORDER CONFIRMING PLAN – Page 10

13.         Post-Effective Date Professional Fees and Expenses. With respect to all professional fees and expenses incurred after the Effective Date in accordance with the Plan by the Chapter 11 Trustee, Reorganized Debtors, Position Holder Trust, IRA Partnership, Position Holder Trustee, and Position Holder Trust Governing Trust Board, as applicable, the Position Holder Trust shall, in the ordinary course of business and without the necessity for any approval by this Court, pay all such professional fees and expenses upon approval by the respective fiduciary (or fiduciaries) on account of whom such services were rendered or fees were incurred. With respect to all professional fees and expenses incurred after the Effective Date in accordance with the Plan by the Creditors’ Trust, the Creditors’ Trustee, and the Creditors’ Trust Governing Trust Board, as applicable, the Creditors’ Trust shall, in the ordinary course of business and without the necessity for any approval by this Court, pay all such professional fees and expenses upon approval by the respective fiduciary (or fiduciaries) on account of whom such services were rendered or fees were incurred.

14.         Implementation of the Plan.

(a)          The Chapter 11 Trustee, Debtors, Reorganized Debtors, Successor Entities, Successor Trustees, Trust Boards, and Advisory Committee are authorized and approved to take all actions necessary to implement the Plan, and the Reorganization Transactions provided for in the Plan are approved in all respects.

(b)          On the Effective Date, the Chapter 11 Trustee, Debtors, Reorganized Debtors, Successor Entities, Successor Trustees, Trust Boards, and Advisory Committee are authorized to sign all of the Reorganization Documents and take all other actions they determine to be necessary or appropriate in order to effectuate and implement the Reorganization Transactions as provided for in the Plan, the Plan Documents and this Confirmation Order. The Chapter 11 Trustee, Debtors, Reorganized Debtors, Successor Entities, and Successor Trustees are hereby authorized to grant, issue, execute, deliver, file, or record all such certificates, notes, contracts, instruments, bills of sale, assignments, releases, and other documents and agreements, and to take all such other actions as may be necessary to effectuate and further evidence the terms, conditions, and consummation of the Plan, including all of the Reorganization Transactions provided for therein or herein, including, without limitation, executing and delivering, or causing to be executed and delivered: (i) all instruments, conveyances, bills of sale, assignments, and other documents and agreements necessary or appropriate to effectuate and implement all of the contributions and Distributions contemplated by the Plan, and the sale of assets contemplated by the Vida Plan Collaboration Agreement, and (ii) all Continuing Fractional Interest Certificates and New IRA Notes to be Distributed pursuant to the Plan, and any certificates representing Position Holder Trust Interests or IRA Partnership Interests requested by Investors entitled to receive them under the Plan and the Plan Documents.

ORDER CONFIRMING PLAN – Page 11

(c)          As of the Effective Date, the Chapter 11 Trustee, Debtors, Reorganized Debtors, Successor Entities, Successor Trustees, and their respective directors, officers, members, managers, agents, attorneys, financial advisors, and other professional advisors are authorized and empowered pursuant to 11 U.S.C. § 1142 and applicable state laws (i) to grant, issue, execute, deliver, file, or record any agreement, document, or instrument, including any of the Plan Documents, in substantially the form provided for in the Plan or this Confirmation Order, as applicable, as may be modified, amended, and supplemented as the Plan Proponents determine to be necessary or appropriate and in a manner consistent with this Confirmation Order; (ii) to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms; and (iii) to take or cause to be taken all corporate, trust, limited liability company, or other actions necessary or appropriate to implement all provisions of, and to consummate, the Plan and all of the Reorganization Transactions provided for therein or herein prior to, on, and after the Effective Date.

ORDER CONFIRMING PLAN – Page 12

(d)          Without limiting the generality of the authorizations and approvals set forth in this Confirmation Order, prior to the Effective Date, the Chapter 11 Trustee and the Debtors are authorized and, from and after the Effective Date, the Position Holder Trustee, the IRA Partnership Manager, and Reorganized LPI are authorized, to (i) take any action necessary or appropriate to effectuate and implement registration under the Securities and Exchange Act of 1934 (as amended, the “1934 Act”) of the Continuing Fractional Interests, the Position Holder Trust Interests, and the IRA Partnership Interests, and, if required, the New IRA Notes and the Creditors’ Trust Interests, including, but not limited to, filing any required registration statement, (ii) to cause such registration to be effective on or as soon after the Effective Date as reasonably practicable, and (iii) to otherwise comply with the 1934 Act and other federal and state securities laws, rules, and regulations as may be applicable to the Continuing Fractional Interests, the Position Holder Trust Interests, the IRA Partnership Interests, the New IRA Notes, and the Creditors’ Trust Interests.

(e)          The approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and are not intended to limit the authority of the Chapter 11 Trustee, Debtors, Reorganized Debtors, Successor Entities, or Successor Trustees, or their respective directors, officers, members, managers, agents, attorneys, financial advisors, or other professionals to take any and all actions necessary or appropriate to implement, effectuate, and consummate all of the Reorganization Transactions contemplated by the Plan or this Confirmation Order pursuant to 11 U.S.C. § 1142. All such actions taken or caused to be taken shall be deemed to have been authorized and approved by this Court without further approval, act, or action under any applicable law, order, rule, or regulation.

ORDER CONFIRMING PLAN – Page 13

(f)          Pursuant to 11 U.S.C. § 1142, to the extent that, under applicable non-bankruptcy law, any of the foregoing actions otherwise would require the consent or approval of the members, managers, shareholders, or board of directors or board of managers of the Debtors, Reorganized Debtors, Successor Entities, or Successor Trustees, this Confirmation Order shall constitute such consent or approval, and such actions are deemed to have been taken by unanimous action of the decision-making entity or individual of the Debtors, Reorganized Debtors, Successor Entities, or Successor Trustees; provided, however, that nothing herein is intended to modify, amend, or adversely affect the rights, powers, or duties of the Trust Boards as provided in the Plan or Successor Trust Agreements.

(g)          Any and all documents contemplated herein or in the Plan or any of the other Reorganization Documents shall be accepted by each Insurance Company (as defined in paragraph 15(f) below) and state filing offices, and recorded, if required, in accordance with applicable state law, and shall become effective in accordance with their terms and the provisions of state law.

ORDER CONFIRMING PLAN – Page 14

15.         Vesting of Certain Assets.

(a)          On the Effective Date, (i) Beneficial Ownership of Continuing Fractional Interests registered in the name of Continuing Fractional Holders shall be vested in the Continuing Fractional Holders, subject to the terms of the Plan and the Position Holder Trust Agreement; (ii) the Vested Assets (including, but not limited to, legal title and the right to designate the holder of record title to all of the Policies (as defined herein) and the Continuing Position Holder Contributions) shall vest in the applicable Reorganized Debtors, free and clear of all Liens, Claims, and encumbrances, save and except for (A) the Maturity Funds Liens, if any (and only until all of the Maturity Funds Loans outstanding on the Effective Date are paid in full as provided in the Plan), and the Continuing Fractional Interests outstanding after the Effective Date, (B) the Liens on the New IRA Note Collateral to be established pursuant to the New IRA Note Collateral Documents, and (C) the Liens to be established pursuant to the documentation for the financing to be obtained pursuant to the Vida Plan Collaboration Agreement on and after the Effective Date as provided for in the Plan (the “Exit Financing”), which will continue subject to the terms of the Plan, the Position Holder Trust Agreement, the New IRA Note Collateral Documents, the Maturity Funds Collateral Agreement, and the documents providing for the Exit Financing (the “Exit Financing Agreements”); and (iii) the Maturity Funds Loans outstanding on the Effective Date shall be assumed by the Position Holder Trust as provided in Section 4.02(b) of the Plan, and (iv) the assumed contracts on the Assumed Executory Contract and Unexpired Lease List (the “Assumed Contracts”) shall be assumed by the applicable Successor Entities as provided in Article XIII of the Plan and vest in the applicable Successor(s). In addition, following completion of the Catch-Up Reconciliation, all Beneficial Ownership related to Fractional Positions with respect to which Position Holder Trust Elections are deemed to have been made as provided in Section 4.13 of the Plan, or which relate to Disputed Claims or Interests to the extent such Disputed Claims or Interest are ultimately disallowed as to any Fractional Position, shall automatically vest in the Position Holder Trust, effective as of the Effective Date.

ORDER CONFIRMING PLAN – Page 15

(b)          Except as otherwise set forth in the Plan (including any of the Plan Documents) or this Confirmation Order, from and after the Effective Date, (i) the respective Successor Entities shall perform and pay when due liabilities under, or related to the ownership or operation of, the Vested Assets, the Maturity Funds Loans, and the Assumed Contracts to be contributed to or assumed by each of them as provided herein and therein, and (ii) none of the Successor Entities shall be responsible for any liabilities relating to Vested Assets contributed to, or contracts assumed by, any other Successor Entity or for any liabilities of any of the Debtors or Reorganized Debtors, other than liabilities expressly assumed by a Successor Entity, for which a Successor Entity is otherwise expressly liable under the Plan, or relating to Vested Assets contributed to a Successor Entity. The Reorganized Debtors and the Successor Entities shall operate free of any restrictions of the Bankruptcy Code.

(c)          This Confirmation Order approves, authorizes, and directs the assignment or transfer of the Vested Assets, the Maturity Escrow Account, and the Escrowed Funds as provided in the Plan.

(d)          After the Effective Date, each Successor Trustee, as applicable, may present a copy of this Confirmation Order for Filing in the records of every county or governmental agency where the Vested Assets are or were located, or with any third party (including, without limitation, any Insurance Company) by whom record title to any of the Vested Assets or custody of any portion of the Maturity Escrow Account or the Escrowed Funds is maintained or that is obligated to pay any Maturity Funds that have not yet been paid, accompanied by instructions that provide that such property is to be (i) conveyed to or vested in the Reorganized Debtors or the Successor Entities, (ii) transferred to an account designated by the Position Holder Trustee for Distribution in accordance with the Plan, or (iii) transferred to (A) the Escrow Agent to be held in accordance with the terms of the Escrow Agreement and the Position Holder Trust Agreement or (B) the Securities Intermediary designated by the Position Holder Trustee to be held by the Securities Intermediary in accordance with the terms of the applicable Plan Document(s). Any Lien, Claim, encumbrance, or other interest in or as to any of the Vested Assets, funds in the Maturity Escrow Account, or Escrowed Funds is hereby extinguished, except as expressly provided otherwise in the Plan and this Confirmation Order. The Plan and this Confirmation Order are hereby deemed adequate notice of (x) title to the Vested Assets, (y) the Position Holder Trustee’s rights to direct the assignment and transfer of record title to the Policies, the funds in the Maturity Escrow Account, and the Escrowed Funds, and (z) the extinguishment of any Lien, Claim, encumbrance, or other interest thereon or therein, and no notice other than by this Confirmation Order need be or shall be given before the presentation of such instructions.

ORDER CONFIRMING PLAN – Page 16

(e)          Any person having a Lien, Claim, encumbrance, or other interest against any Vested Asset shall be conclusively deemed to have consented to the transfer, assignment, and vesting of such Vested Assets free and clear to the Reorganized Debtors and through them to the Successor Entities by failing to object to Confirmation of the Plan, except as otherwise provided for in this Confirmation Order with regard to the Maturity Funds Liens to be outstanding from time to time on and after the Effective Date, the Continuing Fractional Interests to be outstanding from time to time after the Effective Date, the Liens on the New IRA Note Collateral to be established pursuant to the New IRA Note Collateral Documents, and Liens to be established pursuant to the Exit Financing Agreements, which will continue or be created on the Effective Date subject to the terms of the Plan, the Position Holder Trust Agreement, the New IRA Note Collateral Documents, the Maturity Funds Collateral Agreement, and the Exit Financing Agreements.

(f)          This Court finds that due and adequate notice of the transfer to the Position Holder Trust of legal title to the life insurance policies acquired by LPI prior to the Petition Date (the “Policies”), including, but not limited to, each life insurance policy identified on Exhibit “A” attached hereto, and the transfer of record ownership of the Policies to the Position Holder Trust (or to the Securities Intermediary designated by the Position Holder Trust) has been provided to all interested parties, including the insurers who issued or are currently obligated under such Policies (each an “Insurance Company”), and that no further notice or opportunity to object is required.

ORDER CONFIRMING PLAN – Page 17

(g)          Without limiting the generality of the foregoing provisions of this Confirmation Order, the transfer of record ownership of the Policies to the Securities Intermediary on behalf of the Position Holder Trust shall be a legal, valid, and effective transfer of record ownership of the Policies and shall vest good and valid record title in the Securities Intermediary in and with respect to all of the Policies vested in the Position Holder Trust pursuant to the Plan and this Confirmation Order, subject to the Plan and the Plan Documents. Other than the Reorganized Debtor, any person, including, without limitation, any holder of record or registered title to any Policy, any holder of any beneficial interest relating to any Policy, any irrevocable or other named beneficiary of any Policy, any employer with respect to a group Policy, any insured under any Policy, or any former holder of any interest in any Policy, and each Insurance Company or other entity that issued or is obligated under any Policy, and the successors and assigns of any of the foregoing asserting any ownership, Lien, Claim, encumbrance, or other interest of any kind or nature against any Policy arising out of, in connection with, or in any way relating to the Debtors, any Policy, or the transfer of the Policies to the Position Holder Trust or the Securities Intermediary on behalf of the Position Holder Trust, or any of their successors or assigns designated by the Position Holder Trust, shall be, and hereby are, forever barred, estopped, and permanently enjoined from asserting, prosecuting, or otherwise pursuing such ownership, Lien, Claim, encumbrance, or other interest against the Position Holder Trust, Securities Intermediary, any employer with respect to a group Policy, or any Insurance Company, or any of their respective successors or assigns, or any subsequent owner of any Policy, and from failing or refusing to recognize the Position Holder Trust or any Securities Intermediary the Position Holder Trust designates as the owner of record and named beneficiary of each Policy.

ORDER CONFIRMING PLAN – Page 18

(h)          Each of the Insurance Companies is authorized and directed to record the Securities Intermediary designated by the Position Holder Trust (or any successor or assign designated by the Position Holder Trust) as the record owner/absolute assignee and named beneficiary of each of the Policies issued by such Insurance Company without the necessity of further instruction, consent (including the consent of any insured or beneficiary), or authorization, and each Insurance Company is authorized and directed to rely on this Confirmation Order as authority to do so without the necessity of signatures or consents from existing record owners/assignees and named beneficiaries, whether recorded on the Insurance Company’s records as revocable or irrevocable beneficiaries, and whether or not any such beneficiary or any insured has consented to such change. All Insurance Companies are authorized and directed to remit all proceeds of the Policies, including death claim proceeds, to the Securities Intermediary or other beneficiary designated by the Position Holder Trust.

(i)          Each Insurance Company shall recognize the authority of the servicing company designated by the Position Holder Trust from time to time (the “Servicing Company”) to obtain information, to receive documents about, and generally service, maintain, and administer the Policies, and no Insurance Company shall refuse to work with, refuse to provide information to, or in any other way inhibit or hinder the ability of the Servicing Company, the Position Holder Trust, the Securities Intermediary, or any of their successors or assigns to service, maintain, or administer the Policies, or collect the death benefits or other maturity proceeds of the Policies. No Insurance Company shall require further or additional authorization from the Position Holder Trust, the Securities Intermediary, or the Servicing Company with respect to any of such matters, other than this Confirmation Order.

ORDER CONFIRMING PLAN – Page 19

16.         Cancellation of Existing Liens.

(a)          Save and except for the Maturity Funds Liens, and the Liens provided under the DIP Financing Order, which are treated in subsection (b) of this paragraph, and except as expressly provided otherwise in the Plan and this Confirmation Order with respect to (i) Allowed Claims in Classes A1, B1, and C1, (ii) the New IRA Note Collateral, and (iii) the Liens securing the Exit Financing, any Lien, Claim, or encumbrance encumbering any of the Debtors’ property shall be deemed released and the Holder of such Allowed Secured Claim shall deliver to the applicable Debtor (or Reorganized Debtor) any collateral or other property of any Debtor (or Reorganized Debtor) held by or for such Holder, and any termination statements, instruments of satisfaction, or releases of all security interests with respect to its Allowed Secured Claim that may be reasonably required in order to terminate any related financing statements, mortgages, mechanic’s liens, or lis pendens.

(b)          Upon payment of all outstanding Maturity Funds Loans and repayment of the DIP Financing, respectively, (i) any Lien or other security interest encumbering any of the Debtors’ property pursuant to the Financing Order or the DIP Financing, respectively, shall be deemed released, (ii) any protections, benefits, and priorities granted pursuant to the Financing Order or the DIP Financing, respectively, shall be deemed satisfied, and (iii) the lender under the DIP Financing shall deliver to the applicable Debtor (or Reorganized Debtor) any termination statements, instruments of satisfaction, or releases of all Liens or other security interests with respect to its collateral securing repayment of the DIP Financing that may be reasonably required in order to terminate any related financing statements, mortgages, or lis pendens, or other notice of the attachment or perfection of such Lien or security interest.

ORDER CONFIRMING PLAN – Page 20

(c)          The Court finds and determines that there was never any transfer of ownership of any Fractional Interest, or other interest, in any Policy made to any Original IRA Note Issuer. The Court further finds and determines that none of the Original IRA Note Issuers held any property interest in any Fractional Interest or otherwise in any Policy, and therefore was not able to, and in fact did not, grant any Lien to any IRA Holder. Therefore, no IRA Holder ever received any interest in any Policy by conveyance, Lien, security interest, or otherwise.

17.         Payment of Maturity Funds Loans and Post-Effective Date Maturity Funds Facility. As provided in Section 4.04 of the Plan, and subject to Section 10.07 of the Plan, on or about the Effective Date, the Position Holder Trust shall pay in full all Maturity Funds Loans reflected on the Statements of Maturity Account provided to Current Position Holders who hold Fractional Positions relating to Matured Policies, plus interest calculated as provided in the Financing Order. From and after the Effective Date, the procedures set forth in Section 4.04 of the Plan and the Maturity Funds Collateral Agreement shall govern the application of the Maturity Funds Facility. Notwithstanding anything to the contrary contained in the Plan or in this Confirmation Order, until the Maturity Funds Loans outstanding on the Effective Date have been paid in full as provided in the Plan, the Financing Order and all of the liens, protections, benefits, and priorities provided thereunder shall survive and continue in full force and effect.

18.         Survival of Provisions of DIP Financing Order. Notwithstanding anything to the contrary contained in the Plan or in this Confirmation Order, until the claims of the lender under the DIP Financing have been paid in full in cash, (i) the DIP Financing Order and all of the liens, protections, benefits, and priorities provided the lender thereunder and pursuant to the DIP Credit Agreement (as defined in the DIP Financing Order) shall survive and continue in full force and effect, and (ii) the terms and conditions of the DIP Credit Agreement and other Financing Agreements (as defined in the DIP Financing Order) shall continue in full force and effect, including, but not limited to, the conditions of borrowing, interest rate, payment, collateral, priority of liens, events of default, and maturity date.

ORDER CONFIRMING PLAN – Page 21

19.         Liens Securing Exit Financing. As of the Effective Date, all of the Liens or other security interests to be granted in accordance with the Exit Financing Agreements: (i) are hereby approved, (ii) are legal, binding, and enforceable first priority Liens on, and security interests in, the collateral granted thereunder in accordance with the terms of the Exit Financing Agreements, and (iii) shall be perfected as of the Effective Date, subject only to such prior Liens or other security interests as may be permitted under the Exit Financing Agreements; provided, however, that, with respect to any Fractional Interest related to a Fractional Position that is subject to the Catch-Up Reconciliation and/or that is subject to dispute resolution pursuant to Section 4.13(d) of the Plan as of the Effective Date, any and all such Liens or other security interests to be granted in accordance with the Exit Financing Agreements shall attach to the affected Fractional Interest if and only to the extent that the Beneficial Ownership of the affected Fractional Interest vests in the Position Holder Trust following the Catch-Up Reconciliation or resolution of the dispute. The lender under the Exit Financing Agreements is hereby authorized, directly or through an agent, to make all filings and recordings, and to obtain governmental approvals and consents necessary, to establish and perfect such Liens or other security interests under the provisions of state, federal, or other law (whether domestic or foreign) that would be applicable in the absence of the Plan and this Confirmation Order (it being understood that perfection shall occur automatically as of the Effective Date by virtue of the entry of this Confirmation Order, and any such filings, recordings, approvals and consents shall not be required), and the Position Holder Trustee shall cooperate with the lender with respect to such actions.

ORDER CONFIRMING PLAN – Page 22

20.         Treatment of Certain Investor Claims.

(a)          The Claims of Investors who owed a Pre-Petition Default Amount with respect to a Fractional Position shall be governed, with respect to such Fractional Position, by Section 4.13(c) and Section 14.06 of the Plan, as applicable, unless the Investor delivered voluntary abandonment instructions with respect to such Fractional Position. Notice of the Pre-Petition Default Payment Deadline shall be included in the Notice of Confirmation Order (defined herein below).

(b)          The Claims of Former Position Holders and/or all other Investors who are not Class Action Class Members with respect to one or more Fractional Positions shall be treated as Class B4 Claims, and the allowance or disallowance of such Claims shall be governed by the Plan with respect to General Unsecured Claims.

21.         Assumption or Rejection of Executory Contracts and Unexpired Leases.

(a)          The provisions of Article XIII of the Plan governing executory contracts and unexpired leases are hereby approved.

(b)          Except to the extent the Debtors, the Estates, or Chapter 11 Trustee (i) previously have assumed or rejected an Executory Contract or Unexpired Lease on or prior to the Effective Date (including, but not limited to, the building lease for the Waco headquarters of the Debtors), or (ii) prior to the Effective Date, have Filed or do File a motion to assume (or reject) an Executory Contract or Unexpired Lease on which the Bankruptcy Court has not ruled, the Debtors’ Executory Contracts and Unexpired Leases are hereby deemed rejected as of the Effective Date.

ORDER CONFIRMING PLAN – Page 23

(c)          Unless otherwise provided by an order of the Bankruptcy Court,3 any Proof of Claim asserting Claims arising from the rejection of the Debtors’ Executory Contracts and Unexpired Leases rejected or assumed pursuant to the Plan or otherwise must be Filed no later than the date that is thirty (30) days following the later of the Effective Date or the date a Final Order is entered granting such rejection; provided, however, any and all Claims for rejection damages resulting from the rejection of the Investment Contracts are hereby deemed satisfied by the Class Action Settlement and, therefore, no Claim may be filed on account of the rejection of any Investment Contract. Any Proof of Claim arising from the rejection of the Debtors’ Executory Contracts or Unexpired Leases that is not timely Filed shall be disallowed automatically, forever barred from assertion, and shall not be enforceable against any Debtor, Reorganized Debtor, or Successor Trust, without the need for any objection by any Person or further notice to or action, order, or approval of the Bankruptcy Court, and any Claim arising out of the rejection of the Executory Contract or Unexpired Lease is hereby deemed fully satisfied, released, and discharged, notwithstanding anything in the Bankruptcy Schedules or a Proof of Claim to the contrary. Any Allowed Claims arising from the rejection of the Debtors’ Executory Contracts and Unexpired Leases shall be classified as General Unsecured Claims asserted against the Estate of the particular Debtor in question and shall be treated in accordance with the particular provisions of the Plan for such Debtor; provided, however, if the Holder of an Allowed Claim for rejection damages has an unavoidable security interest in any collateral or a right of offset that secures obligations under such rejected Executory Contract or Unexpired Lease, the Allowed Claim for rejection damages shall be treated as a Secured Claim to the extent of the value of such Holder’s interest in the collateral or right of offset, with the deficiency, if any, treated as a General Unsecured Claim.

3 This Confirmation Order does not extend any prior deadline that is, or was, otherwise applicable to the timely filing of a Proof of Claim, including but not limited to asserting Claims arising from the rejection, prior to the Effective Date, of any Executory Contract or Unexpired Lease with any Debtor.

ORDER CONFIRMING PLAN – Page 24

22.         Approval of the Compromise.

(a)          The Compromise, including the Intercompany Settlement, embodied by the Plan: (i) is approved, and (ii) shall be binding on the Debtors, the Reorganized Debtors, all Current Position Holders, all other Holders of Claims and Interests, the Position Holder Trust, the Position Holder Trustee, the Creditors’ Trust, the Creditors’ Trustee, the IRA Partnership, the IRA Partnership Manager, and the Servicing Company. To the extent not previously approved by separate Order, this Confirmation Order constitutes the Bankruptcy Court’s approval of the Compromise and its determination that the Compromise is in the best interests of the Debtors, the Estates, and all Creditors and other parties in interest, is fair and equitable, and is a reasonable exercise of the Chapter 11 Trustee’s and the Subsidiary Debtors’ business judgment.

(b)          Certain of the Plan Documents providing for the Reorganization Transactions being completed as part of the Compromise contain specific releases and assignments of claims against one or more of the settling parties, which may be held by, among others, the Debtors, and/or the Holders of Claims and Interests. The releases and assignments provided for in the Compromise are granted in consideration of, among other things, the settling parties’ obligations under each of the agreements evidencing the Compromise (including the Reorganization Documents), which obligations and Compromise comprise essential and critical benefits provided to or for the Debtors and the Estates. Upon the occurrence of the Effective Date, these releases and assignments shall be binding to the fullest extent set forth in the Plan Documents.

ORDER CONFIRMING PLAN – Page 25

(c)         In exchange for the SEC’s consent to the treatment of the SEC Claim under the Plan, within a reasonable time after the Effective Date, LPHI shall move to voluntarily dismiss its appeal of the SEC Judgment, which appeal is currently pending in the United States Court of Appeals for the Fifth Circuit.

23.         The Position Holder Trust. The parties to the Position Holder Trust Agreement are hereby authorized and directed, on the Effective Date, to execute and enter into the Position Holder Trust Agreement, and the Position Holder Trust thereby shall be created pursuant to the Plan and the Position Holder Trust Agreement. On and after the Effective Date, all of the Position Holder Trust Assets shall be transferred, assigned, and contributed to, and vested in, the Position Holder Trust as provided in the Plan, including, without limitation, Section 4.09, Section 5.02(b), and Section 5.02(d) of the Plan. Upon the contribution of all of the Position Holder Trust Assets, the Position Holder Trust shall be in possession of, and have title to, all of the Position Holder Trust Assets. On the Distribution Date, Position Holder Trust Interests shall be issued to the Holders of Allowed Claims entitled to receive Distributions of Position Holder Trust Interests as of the Distribution Record Date, and New IRA Notes shall be issued to the Holders of Allowed Claims entitled to receive Distributions of New IRA Notes as of the Distribution Record Date. The Position Holder Trust is hereby authorized to issue additional Position Holder Trust Interests and New IRA Notes after the Distribution Date as provided in the Plan and the Position Holder Trust Agreement.

24.         New IRA Notes.

(a)         The interest rate on the New IRA Notes shall be 3%.

(b)         The stated principal amount of each New IRA Note shall be an amount equal to 32% of the dollar amount of death benefits associated with the Beneficial Ownership represented

ORDER CONFIRMING PLAN – Page 26

by the Fractional Interest related to the IRA Note with respect to which the Continuing Holder Election to receive a New IRA Note was made.

25.         The Position Holder Trustee. Effective as of the Effective Date, Mr. Eduardo S. Espinosa is hereby appointed the Position Holder Trustee. The Court finds and determines that such appointment is consistent with the interests of Holders of Claims and Interests and with public policy.

26.         The Creditors’ Trust. The parties to the Creditors’ Trust Agreement are hereby authorized and directed, on the Effective Date, to execute and enter into the Creditors’ Trust Agreement, and the Creditors’ Trust thereby shall be created pursuant to the Plan and the Creditors’ Trust Agreement. On and after the Effective Date, all of the Creditors’ Trust Assets (except for any Cash contributions to be made by the Position Holder Trust after the Effective Date pursuant to Section 6.02(b) of the Plan) shall be transferred, assigned, and contributed to, and vested in, the Creditors’ Trust, as provided in the Plan, the Class Settlement Agreement, and the MDL Settlement Agreement. Upon the contribution of all of the Creditors’ Trust Assets, the Creditors’ Trust shall be in possession of, and have title to, all of the Creditors’ Trust Assets. Notwithstanding anything to the contrary herein, the transfer or assignment of claims to the Creditors’ Trust fully preserves, and does not diminish, any rights and defenses a defendant would have if such claims had been retained by the Debtors. On the Distribution Date, Creditors’ Trust Interests shall be issued to the Holders of Allowed Claims entitled to receive Distributions of Creditors’ Trust Interests as of the Distribution Record Date. The Creditors’ Trust is hereby authorized to issue additional Creditors’ Trust Interests after the Distribution Date as provided in the Plan and the Creditors’ Trust Agreement.

ORDER CONFIRMING PLAN – Page 27

27.         The Creditors’ Trustee. Effective as of the Effective Date, Mr. Alan M. Jacobs is hereby appointed the Creditors’ Trustee. The Court finds and determines that such appointment is consistent with the interests of Holders of Claims and Interests and with public policy.

28.         The IRA Partnership. The parties to the IRA Partnership Agreement are hereby authorized and directed, on or before the Effective Date, to execute and enter into the IRA Partnership Agreement, and take all other necessary actions to cause the IRA Partnership to be formed as a Texas limited liability company. On and after the Effective Date, the IRA Partnership shall (a) enter into all of the Reorganization Documents to which the IRA Partnership is a party, (b)(i) accept all contributions from Assigning IRA Holders and Continuing IRA Holders, and (ii) make all contributions to the Position Holder Trust provided for in the Plan, the IRA Partnership Agreement, and the Position Holder Trust Agreement, and (c) take all other actions necessary or appropriate to effectuate and consummate all of the Reorganization Transactions and implement other provisions of the Plan, all as provided in the Plan. On the Distribution Date, IRA Partnership Interests shall be issued to the Holders of Allowed Claims entitled to receive Distributions of IRA Partnership Interests as of the Distribution Record Date. The IRA Partnership is hereby authorized to issue additional IRA Partnership Interests after the Distribution Date as provided in the Plan and the IRA Partnership Agreement.

29.         Appointment of Initial IRA Partnership Manager.  Effective as of the Effective Date, Mr. Eduardo S. Espinosa is hereby appointed the initial manager of the IRA Partnership. The Court finds and determines that such appointment is consistent with the interests of Holders of Claims and Interests and with public policy.

ORDER CONFIRMING PLAN – Page 28

30.          Appointment of CFH Agent Under Securities and Deposit Accounts Agreement. Effective as of the Effective Date, Vida Capital, Inc. is hereby appointed the initial CFH Agent for purposes of the Securities and Deposit Accounts Agreement. The Court finds and determines that such appointment is consistent with the interests of Holders of Claims and Interests and with public policy. Thereafter, any vacancy in the CFH Agent position shall be filled by the Position Holder Trustee.

31.         Discharge of the Chapter 11 Trustee From Duties. Following the occurrence of the Effective Date, and continuing until the filing of the notice of substantial consummation, the Chapter 11 Trustee’s duties shall include: (i) the filing of the Notice of Substantial Consummation, (ii) review and approval of the Chapter 11 Trustee’s professional’s invoices, (iii) overseeing and assisting with the Catch-Up Reconciliation, (iv) preparing and filing any required Chapter 11 reports, (v) assisting with the transition of the Debtors’ operations and vested assets in accordance with the Plan, Confirmation Order and Reorganization Documents to the Position Holder Trust, Creditors’ Trust, and IRA Partnership, (vi) assisting with the transition of servicing of the Policies and administration of Investor accounts pursuant to the Servicing Agreement, and (vii) such other matters as requested by the Successor Trustees or IRA Manager, with Trust Board oversight in accordance with the applicable Plan Documents, to facilitate carrying out their duties in accordance with the Reorganization Documents. The Chapter 11 Trustee shall be discharged from his duties in these Chapter 11 Cases upon the filing of a notice of substantial consummation in the Chapter 11 Cases as provided in Section 15.03 of the Plan, and the Chapter 11 Trustee’s retention of professionals shall terminate effective as of such date. The Chapter 11 Trustee, upon discharge, shall cancel his trustee bond. Discharge of the Chapter 11 Trustee shall not affect or impair the Chapter 11 Trustee’s right to seek a final ruling on any request for statutory compensation and reimbursement of expenses made in connection with the LPHI Chapter 11 Case, or any request for his compensation and reimbursement of expenses made in connection with the LPI and LPIFS Chapter 11 Cases.

ORDER CONFIRMING PLAN – Page 29

32.         Dissolution of the Committee.  The Committee shall continue in existence through the Effective Date to exercise those powers and perform those duties specified in 11 U.S.C. § 1103. Unless otherwise ordered by the Bankruptcy Court, on the Effective Date, (a) the Committee shall be dissolved and their members shall be released of all their duties, responsibilities, and obligations in connection with the Chapter 11 Cases, the Plan and the implementation of the same, save and except for their respective duties, responsibilities, and obligations as members of the Trust Boards under the Successor Trust Agreements, and (b) the Committee’s retention of Professionals shall terminate as of such date, other than with respect to the submission and prosecution of applications for compensation and/or reimbursement by the Committee’s Professionals and/or its members.

33.         Creation of Position Holder Trust Governing Trust Board. On the Effective Date, the Position Holder Trust Governing Trust Board shall be formed pursuant to the Position Holder Trust Agreement.

34.         Appointment of Position Holder Trust Governing Trust Board. Effective as the Effective Date, Bert Scalzo, Robert “Skip” Trimble, Mark Redus, Philip Loy, and Nate Evans are appointed as members of the Position Holder Trust Governing Trust Board. The Court finds and determines that such appointment is consistent with the interests of Holder of Claims and Interests and with public policy.

ORDER CONFIRMING PLAN – Page 30

35.         Creation of Creditors’ Trust Governing Trust Board. On the Effective Date, the Creditors’ Trust Governing Trust Board shall be formed pursuant to the Creditors’ Trust Agreement.

36.          Appointment of Creditors’ Trust Governing Trust Board. Effective as of the Effective Date, Bert Scalzo, Robert “Skip” Trimble, Mark Redus, Philip Loy, and Nate Evans are appointed as members of the Creditors’ Trust Governing Trust Board. The Court finds and determines that such appointment is consistent with the interests of Holders of Claims and Interests and with public policy.

37.         Creation of the Advisory Committee. On the Effective Date, the Advisory Committee shall be formed pursuant to the IRA Partnership Agreement.

38.         Appointment of Advisory Committee. Effective as of the Effective Date, Bert Scalzo, Robert “Skip” Trimble, Mark Redus, Philip Loy, and Nate Evans are appointed as members of the Advisory Committee. The Court finds and determines that such appointment is consistent with the interests of Holders of Claims Interests and with public policy.

39.         Payment of Claim of the Texas Comptroller. Notwithstanding anything else to the contrary in the Plan or this Confirmation Order, the provisions of this paragraph will govern the treatment of the Second Amended Claim No. 24235 filed by the Texas Comptroller of Public Accounts (the “Texas Comptroller”) in the Life Partners Holdings, Inc. case and the affiliated First Amended Claim No. 1492 filed in the Life Partners, Inc. case (collectively, the “Texas Comptroller’s Claim”), and any Allowed administrative expense priority claim the Texas Comptroller may file. The provisions of the Plan and this Confirmation Order supplement these terms where not inconsistent herewith.

ORDER CONFIRMING PLAN – Page 31

(a)         Nothing provided in the Plan or this Confirmation Order shall: (1) affect or impair any statutory or common law setoff rights of the Texas Comptroller in accordance with 11 U.S.C. § 553, (2) affect or impair any rights of the Texas Comptroller to pursue any non- debtor third parties other than the Successor Entities for tax debts or claims, or (3) be construed to preclude the payment of interest on the Texas Comptroller’s Allowed administrative expense priority claims, if any.

(b)         To the extent that interest is payable with respect to any Allowed administrative expense, priority, or secured tax claim of the Texas Comptroller, the interest rate shall be the applicable statutory rate of interest.

(c)         The Texas Comptroller is not required to file a motion or application for payment of administrative expense priority claims, as the Texas Comptroller’s administrative expense priority claims are Allowed upon Filing pursuant to 11 U.S.C. § 503(b)(1)(D), subject to objection on substantive grounds.

(d)         Allowed Priority Tax Claims of the Texas Comptroller shall be paid in full within sixty (60) months of the Subsidiary Petition Date. Payments shall be in monthly installments of principal and accrued interest. The first installment is due within thirty (30) days after any such Claim becomes an Allowed Claim. The Texas Comptroller’s Allowed Priority Tax Claims, if any, shall accrue interest at the applicable statutory rate from the Effective Date until paid in full.

(e)         The automatic stay under 11 U.S.C. § 362 and the injunction contained in the Plan are hereby modified to allow the Texas Comptroller and its agents to proceed with the administrative hearing(s) for the liability that is the subject of the Texas Comptroller’s Claim. The Debtors’ and their Estates’ rights and defenses with respect to any allegations and claims asserted against the Debtors or their Estates arising from or related to the Texas Comptroller’s Claim are hereby preserved and, notwithstanding the Texas Comptroller’s Claim, the final Allowed Claim amount shall be determined based on the outcome of the resolution of the redetermination request filed by Debtors for the tax periods included in the Texas Comptroller’s Claim.

ORDER CONFIRMING PLAN – Page 32

40.         Compliance With the Requirements of the Texas Department of Insurance. Before any Servicing Company may begin servicing the Policies, the Servicing Company shall agree in the Servicing Agreement to comply with all applicable non-bankruptcy laws, including, without limitation, Texas life settlement laws and all applicable privacy laws and regulations, and will hold a life settlement broker license or a life settlement provider license granted by the Texas Department of Insurance (“TDI”). During any transition period prior to retention of a properly licensed Servicing Company, servicing of the Policies (to the extent it involves regulated activities) must be performed by either (i) Reorganized LPI only to the extent that it is entitled to do so under applicable nonbankruptcy law, using its existing amended license from TDI, or (ii) another properly licensed life settlement broker or provider.

41.         Approval of Compensation and Reimbursement of Expenses for Persons Appointed Pursuant to the Plan. The Court finds and determines that the provisions of the Plan and the Plan Documents providing for the post-Effective Date payment of compensation and reimbursement of expenses to the Position Holder Trustee, Creditors’ Trustee, IRA Partnership Manager, Position Holder Trust Governing Trust Board, Creditors’ Trust Governing Trust Board, and Advisory Committee are fair and reasonable for the services to be provided and are hereby approved in the best interests of the Estates, the Reorganized Debtors, and all creditors.

ORDER CONFIRMING PLAN – Page 33

42.         Payment of Statutory Fees. All fees due and payable pursuant to Section 1930 of Title 28 of the United States Code, as determined by this Court, shall be paid on the Effective Date without the need to file any applications with this Court. The Position Holder Trustee shall (a) continue to pay all fees due and payable pursuant to Section 1930 of Title 28 of the United States Code until the closing, conversion, or dismissal of the Chapter 11 Cases, and (b) provide the required post-confirmation reporting to the U.S. Trustee until the Chapter 11 Cases are closed.

43.         Governmental Approvals Not Required. This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules, and regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan Documents, the Disclosure Statement, and any amendments or modifications thereto.

44.         Exemption From Transfer Taxes. Pursuant to 11 U.S.C. § 1146(a), the issuance, transfer, or exchange of a security, or delivering an instrument of transfer, including any transfers effected pursuant to the Plan or by any of the Reorganization Documents from the Debtors or the Reorganized Debtors to the Position Holder Trust, the Creditors’ Trust, Vida, or any other Person or Entity pursuant to the Plan, as applicable, may not be taxed under any law imposing a stamp tax or similar tax, and all appropriate state or local governmental officials or agents are directed to forego the collection of any such tax or governmental assessment and to accept for Filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

ORDER CONFIRMING PLAN – Page 34

45.         Exemption From Securities Registration. The issuance of the Trust Interests, the IRA Partnership Interests, and the New IRA Notes, to the extent they involve the issuance of “securities” for purposes of the Securities Act, are entitled to the exemption from registration provided under 11 U.S.C. § 1145 for securities issued pursuant to the Plan by a Successor to the Debtors in exchange for Claims against the Debtors. The terms of the Plan declaring the ownership of the Continuing Fractional Interests and the issuance of the Fractional Interest Certificates representing them, to the extent the Fractional Interests are “securities” for purposes of the Securities Act, is hereby deemed an issuance of securities pursuant to the Plan for purposes of the exemption from registration under the Securities Act provided under 11 U.S.C. § 1145, for securities issued by a successor to the Debtors in exchange for Claims against the Debtors.

46.         Satisfaction of Claims Against the Debtors.

(a)         The rights afforded in the Plan and the treatment of all Claims and Interests therein shall be in exchange for, and in complete satisfaction of, all Claims and Interests against the Reorganized Debtors, the Estates, and their assets, properties, or interests in property, whether known or unknown, including demands, liabilities, and Causes of Action that arose before the Effective Date, and all debts of the kind specified in 11 U.S.C. §§ 502(g), 502(h), or 502(i), in each case, whether or not: (i) a Proof of Claim or Interest based upon such debt, right, Claim, or Interest is Filed or deemed Filed pursuant to 11 U.S.C. § 501; (ii) a Claim or Interest based upon such Claim, debt, right, or Interest is Allowed pursuant to 11 U.S.C. § 502; or (iii) the Holder of such a Claim or Interest has accepted the Plan. Subject to the terms of the Plan, and/or this Confirmation Order, any default by the Debtors with respect to any Claim or Interest that existed immediately before or on account of the Filing of the Chapter 11 Cases shall be deemed satisfied as to the Reorganized Debtors and the Estates on the Effective Date.

ORDER CONFIRMING PLAN – Page 35

(b)         Except as otherwise provided in the Plan, the Financing Order, the DIP Financing Order, the Class Settlement Agreement, the MDL Settlement Agreement, and/or this Confirmation Order, on the Effective Date, all Claims and Interests shall be deemed satisfied against the Reorganized Debtors and Estates, and the terms of the Plan, the Financing Order, the DIP Financing Order, the Class Settlement Agreement, the MDL Settlement Agreement, and/or this Confirmation Order shall be a judicial determination of the satisfaction of all liabilities of the Reorganized Debtors and the Estates.

(c)         Nothing in the Plan or this Confirmation Order shall be construed to release, impair, compromise, waive, relinquish, or limit in any way the Assigned Causes of Action, the Additional Assigned Causes of Action, or any of the Investor Causes of Action and other Causes of Action that will be assigned or transferred to the Creditors’ Trust or the Position Holder Trust, as applicable, including the right of the Creditors’ Trust or Position Holder Trust, as applicable, to prosecute, compromise, settle, assign, receive proceeds from, or otherwise control those Causes of Action, pursuant to the terms of the Plan, the Class Settlement Agreement, or the MDL Settlement Agreement.

ORDER CONFIRMING PLAN – Page 36

47.         Releases/Permanent Injunction Relating to Claims/Interests.

(a)         Releases by Debtors and Estates. Except as otherwise expressly provided in this Confirmation Order, on the Effective Date, for good and valuable consideration, to the fullest extent permissible under applicable law, each of the Debtors and the Reorganized Debtors on its own behalf and as the representative of its respective Estate, shall and is hereby deemed to completely and forever release, waive, void, extinguish, and discharge unconditionally each and all of the Chapter 11 Trustee, the Committee and its current and former members (collectively, the “Exculpated Parties”) of and from any and all Claims, Causes of Action, other obligations, suits, demands, judgments, damages, debts, rights, remedies, and liabilities of any nature whatsoever, and/or any Interest, or other right of a Holder of an equity security or other ownership interest that is terminated, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise, that are or may be based in whole or part on any act, omission, transaction, event, or other circumstance taking place or existing on or before the Effective Date (including before the Petition Date) in connection with or related to any of the Debtors, the Reorganized Debtors, or their respective assets, property, and Estates, the Chapter 11 Cases, proposed financing or the financing transaction evidenced by the Financing Motion and Financing Order, the DIP Financing Order, or the proposal, negotiation, or pursuit of confirmation of the Plan or any other potential plan of reorganization (or approval of a related disclosure statement), including, but not limited, to the Term Sheet, the Reorganization Transactions, or the Vida Plan Collaboration Agreement or the transactions contemplated thereby, that may be asserted by or on behalf of any of the Debtors, the Reorganized Debtors, or their respective Estates, except insofar as they are assigned to the Creditors’ Trust or the Position Holder Trust, as applicable, pursuant to the terms of the Plan, the Class Action Settlement Agreement, and/or the MDL Settlement Agreement. Notwithstanding the foregoing or any other provision of this paragraph, no Exculpated Party shall be released from any acts constituting criminal conduct, willful misconduct, fraud, or gross negligence that proximately causes damages.

ORDER CONFIRMING PLAN – Page 37

(b)         Releases by Holders of Claims and Interests. Except as otherwise expressly provided in this Confirmation Order, on the Effective Date, for good and valuable consideration, to the fullest extent permissible under applicable law, each Person that has held, currently holds or may hold a Claim, Cause of Action, or any other obligations, suits, demands, judgments, damages, debts, rights, remedies, or liabilities of any nature whatsoever, and/or any Interest, or other right of a Holder of an equity security or other ownership interest that is terminated, shall be deemed to completely and forever release, waive, void, extinguish and discharge unconditionally each and all of the Exculpated Parties of and from any and all Claims, Causes of Action, or any other obligations, suits, demands, judgments, damages, debts, rights, remedies, or liabilities of any nature whatsoever (including, without limitation, those arising under the Bankruptcy Code), and/or any and all Interests or other rights of a Holder of an equity security or other ownership interest, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity, or otherwise that are or may be based in whole or part on any act, omission, transaction, event, or other circumstance taking place or existing on or before the Effective Date (including before the Petition Date) in connection with or related to any of the Debtors, the Reorganized Debtors, or their respective assets, property, and Estates, the Chapter 11 Cases, proposed financing or the financing transactions evidenced by the Financing Motion and Financing Order, the DIP Financing Order, or the proposal, negotiation, or pursuit of confirmation of the Plan or any other potential plan of reorganization (or approval of a related disclosure statement), including, but not limited to, the Term Sheet, the Reorganization Transactions, or the Vida Plan Collaboration Agreement or the transactions contemplated thereby, except insofar as they are assigned to the Creditors’ Trust or the Position Holder Trust, as applicable, pursuant to the terms of the Plan, the Class Action Settlement Agreement, and/or the MDL Settlement Agreement. Notwithstanding the foregoing or any other provision of this paragraph, no Exculpated Party shall be released from any acts constituting criminal conduct, willful misconduct, fraud, or gross negligence.

ORDER CONFIRMING PLAN – Page 38

(c)         Nothing in the Plan or this Confirmation Order shall be construed to release, impair, compromise, waive, relinquish, or limit in any way the Assigned Causes of Action, the Additional Assigned Causes of Action, or any of the Investor Causes of Action and other Causes of Action that will be assigned or transferred to the Creditors’ Trust or the Position Holder Trust, as applicable, including the right of the Creditors’ Trust or Position Holder Trust, as applicable, to prosecute, compromise, settle, assign, receive proceeds from, or otherwise control those Causes of Action, pursuant to the terms of the Plan, the Class Settlement Agreement, or the MDL Settlement Agreement.

(d)         No Governmental Releases. Nothing in this Confirmation Order or the Plan shall  discharge, release, resolve, exculpate, preclude, or enjoin any action with respect to any liability to the United States or any state or local authority that is not a “claim” as defined in 11 U.S.C. § 101(5), including, but not limited to, a claim for violation of any criminal laws of the United States or any state or local authority against any party or person, and nothing in this Confirmation Order divests any tribunal of any jurisdiction it may have under police or regulatory power to interpret this Confirmation Order or to adjudicate any defense asserted under this Confirmation Order; provided, however, that the claims of the Texas Comptroller relating to pre-petition tax periods shall be governed by paragraph 39 of this Confirmation Order and claims of the Internal Revenue Service relating to pre-petition tax periods shall be limited to the proofs of claim filed by the Internal Revenue Service and their resolution shall be governed by the Plan and the Form 870-AD, Offer to Waiver Restrictions on Assessment and Collection of Tax Deficiency and to Accept Overassessment, accepted by the Internal Revenue Service on September 6, 2016, for the withholding tax issues and by the settlement that is in process on the income tax issues following the Appeals Conference held on June 30, 2016.

ORDER CONFIRMING PLAN – Page 39

48.         Permanent Injunction Relating to Assets Transferred Pursuant to the Plan.

(a)         Except as provided in this Confirmation Order, as of the Effective Date: (i) all Persons or Entities that hold, have held, or may hold a Claim or any other obligation, suit, judgment, damages, demand, debt, right, remedy, Cause of Action, or liability of any nature whatsoever, or any Interest or other right of a Holder of an equity security or other ownership interest relating to any of the Debtors or the Reorganized Debtors or any of their respective assets, property, and Estates; and (ii) all other parties in interest are, and shall be, permanently, forever, and completely stayed, restrained, prohibited, barred, and enjoined from taking any of the following actions, whether directly or indirectly, derivatively or otherwise, on account of or based on the subject matter of such Claims or other obligations, suits, judgments, damages, debts, rights, remedies, Causes of Action, or liabilities of any nature whatsoever, or any Interests or other right of a Holder of an equity security or other ownership interest:

(A)         commencing, conducting, or continuing in any manner, directly or indirectly, any suit, action, or other proceeding (including, without limitation, any judicial, arbitral, administrative, or other proceeding) in any forum against the Debtors, the Reorganized Debtors, the Chapter 11 Trustee, the Committee or its current or former members, any Successor Entity, or any other party that seeks a determination of the ownership or any other rights as of the Effective Date or any prior date, of the Policies or any property of the Estates or any Fractional Positions or other property transferred or assigned to the Reorganized Debtors, Position Holder Trust, Creditors’ Trust, IRA Partnership, or Vida pursuant to the terms of the Plan and the Plan Documents;

(B)         enforcing, attaching (including, without limitation, any prejudgment attachment), collecting, or in any way seeking to recover any judgment, award, decree, or other order that may be enforced against assets that are to be transferred or assigned by any of the Debtors, Reorganized Debtors, or Successor Entities, or are to be administered under the Plan or any Plan Document;

ORDER CONFIRMING PLAN – Page 40

(C)         creating, perfecting, or in any way enforcing in any manner, directly or indirectly, any Lien against assets that are to be Distributed, contributed or otherwise assigned or transferred by the Debtors, Reorganized Debtors, or Successors Entities, or are to be administered under the Plan or any Plan Document;

(D)         setting off, seeking reimbursement or contributions from, or subrogation against, or otherwise recouping in any manner, directly or indirectly, any amount against any property to be Distributed, contributed or otherwise transferred or assigned by the Debtors, Reorganized Debtors, or Successor Entities, or are to be administered under the Plan or any Plan Document;

(E)         commencing or continuing in any manner any judicial, arbitration, or administrative proceeding in any forum against the Debtors or any Exculpated Parties that does not comply with, or is inconsistent with, the provisions of the Plan, any Plan Document, and/or this Confirmation Order; and

(F)         the taking of any act in any manner and/or in any place that is inconsistent with, conflicts with, or violates the provisions of the Plan, any Plan Document, and/or this Confirmation Order.

(b)         Nothing in the Plan or this Confirmation Order shall be construed to release, impair, compromise, waive, relinquish, or limit in any way the Assigned Causes of Action, the Additional Assigned Causes of Action, or any of the Investor Causes of Action and other Causes of Action that will be assigned or transferred to the Creditors’ Trust or the Position Holder Trust, as applicable, including the right of the Creditors’ Trust or Position Holder Trust, as applicable, to prosecute, compromise, settle, assign, receive proceeds from, or otherwise control those Causes of Action, pursuant to the terms of the Plan, the Class Settlement Agreement, or the MDL Settlement Agreement.

ORDER CONFIRMING PLAN – Page 41

49.         Exculpation and Permanent Injunction Relating to Exculpated Parties.

(a)         Notwithstanding anything to the contrary contained in this Confirmation Order, and to the maximum extent permitted by applicable law, the Exculpated Parties shall not have or incur any liability to any holder of a Claim or Interest for any act or omission in connection with, related to, or arising out of, or be liable for any claims or Causes of Action in connection with, related to, or arising out of any matter related to the Chapter 11 Cases, including, without limitation: (i) negotiations regarding or concerning the Plan, the Term Sheet, the Disclosure Statement, and any and all alternate plans of reorganization (and related disclosure statements), or underlying transactions, whether or not actually proposed by any Person in these Chapter 11 Cases, (ii) the Vida Plan Collaboration Agreement and the transactions contemplated thereby, (iii) proposed financing transactions or financing transactions actually entered into by the Chapter 11 Trustee, the Debtors or any Successor Entity, (iv) any settlement or agreement in the Chapter 11 Cases, (v) the pursuit of confirmation of the Plan or opposing any other plan, (vi) the consummation of the Plan, including, with respect to the Chapter 11 Trustee, carrying out duties following the Effective Date, (vii) the offer, issuance, and distribution of any securities issued or to be issued pursuant to the Plan, whether or not such distribution occurs following the Effective Date, (viii) the Assigned Causes of Action, the Additional Assigned Causes of Action, or any of the Investor Causes of Action or other Causes of Action that will be transferred or assigned to the Successor Entities, or (ix) the administration of the Plan or property to be distributed under the Plan, except for actions found by Final Order to be willful misconduct, gross negligence, fraud, breach of fiduciary duty, or criminal conduct, any of which proximately causes damages. The Exculpated Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

ORDER CONFIRMING PLAN – Page 42

(b)         Except as otherwise expressly provided in the Plan, the Financing Order, or this Confirmation Order, all Persons or Entities who have held, hold, or may hold Claims against, or Interests in, the Debtors are permanently enjoined, as of and after the Effective Date, to the fullest extent permissible under applicable law, as such law may be extended or integrated after the Effective Date, from commencing or continuing in any manner any claim or Cause of Action against any of the Exculpated Parties for any act or omission in connection with, related to, or arising out of any matter related to the Chapter 11 Cases, including, without limitation: (i) negotiations regarding or concerning the Plan, the Term Sheet, the Disclosure Statement, and any and all alternate plans of reorganization and related disclosure statements, or underlying transactions, whether or not actually proposed by any Person in these Chapter 11 Cases, (ii) the Vida Plan Collaboration Agreement and the transactions contemplated thereby, (iii) proposed financing transactions or financing transactions actually entered into by the Chapter 11 Trustee, the Debtors, or any Successor Entity, (iv) any settlement or agreement in the Chapter 11 Cases, (v) the pursuit of confirmation of the Plan or opposing any other plan, (vi) the consummation of the Plan, including, with respect to the Chapter 11 Trustee, carrying out duties following the Effective Date, (vii) the offer, issuance, and distribution of any securities issued or to be issued pursuant to the Plan, whether or not such distribution occurs following the Effective Date, (viii) the Assigned Causes of Action, the Additional Assigned Causes of Action, or any of the Investor Causes of Action or other Causes of Action that will be transferred or assigned to the Successor Entities, or (ix) the administration of the Plan or property to be distributed under the Plan, except for actions found by Final Order to be willful misconduct, gross negligence, fraud, breach of fiduciary duty or criminal conduct, any of which proximately causes damages.

ORDER CONFIRMING PLAN – Page 43

50.         Preservation of Rights and Causes of Action.

(a)         In accordance with 11 U.S.C. § 1123(b), except to the extent such rights, Claims, Causes of Action, defenses, and counterclaims are expressly and specifically released in connection with the Plan, any settlement agreement approved during the Chapter 11 Cases (including, but not limited to, the Class Action Settlement and the MDL Settlement), any contract, instrument, release, indenture or other agreement entered into in connection with the Plan and/or this Confirmation Order: (i) any and all rights, Claims, Causes of Action (including Avoidance Actions), defenses, and counterclaims of or accruing to the Debtors or their Estates shall be automatically preserved, reserved, assigned, and/or transferred to the Creditors’ Trust (or the Position Holder Trust, to the extent that such Causes of Action are included in the Policy Related Assets), whether or not litigation relating thereto is pending on the Effective Date, whether or not such rights, Claims, Causes of Action, defenses, and counterclaims may be asserted or assertable against the Holder of an Allowed Claim, and whether or not any such rights, Claims, Causes of Action, defenses and counterclaims have been scheduled, listed, or referred to in the Plan, the Disclosure Statement, the Plan Supplement, the Bankruptcy Schedules, the Bankruptcy SOFAs, or any other document Filed with the Bankruptcy Court; and (ii) neither the Creditors’ Trustee nor the Position Holder Trustee waives, relinquishes, or abandons (nor shall either be estopped or otherwise precluded from asserting) any right, Claim, Cause of Action, defense, or counterclaim that constitutes property of the Estates, the Position Holder Trust, or the Creditors’ Trust, or any of them, by transfer, assignment, or otherwise, whether or not: (A) such right, Claim, Cause of Action, defense, or counterclaim has been, scheduled, listed, or referred to in the Plan, the Disclosure Statement, the Plan Supplement, the Bankruptcy Schedules, the Bankruptcy SOFAs, or any other document Filed with the Bankruptcy Court, (B) such right, Claim, Cause of Action, defense, or counterclaim is currently known to the Debtors, or (C) a defendant in any litigation relating to such right, Claim, Cause of Action, defense, or counterclaim Filed a Proof of Claim in the Chapter 11 Cases, Filed a notice of appearance or any other pleading or notice in the Chapter 11 Cases, voted for or against the Plan, or received or retained any consideration under the Plan.

ORDER CONFIRMING PLAN – Page 44

(b)         Without in any manner limiting the generality of the foregoing, notwithstanding any otherwise applicable principle of law or equity, including, without limitation, any principles of judicial estoppel, res judicata, collateral estoppel, issue or claim preclusion, or any similar doctrine, the failure to list, disclose, describe, identify, or refer to a right, Claim, Cause of Action, defense, or counterclaim, or potential right, Claim, Cause of Action, defense, or counterclaim, in the Plan, the Disclosure Statement, the Plan Supplement, the Bankruptcy Schedules, the Bankruptcy SOFAs, or any other document Filed with the Bankruptcy Court, and/or the scheduling of a Claim in the Bankruptcy Schedules as undisputed, liquidated, and noncontingent, shall in no manner waive, eliminate, adversely impact, modify, release, prevent, or alter any Estate’s or either Successor Trust’s right to commence, prosecute, defend against, compromise, settle, assign, receive proceeds from, realize upon, or otherwise control any right, Claim, Cause of Action, defense, or counterclaim that a Debtor or its Estate has, or may have, as of the Effective Date. The Creditors’ Trustee may, subject to the Plan and the Creditors’ Trust Agreement, commence, prosecute, defend against, compromise, settle, assign, receive proceeds from, realize upon, or otherwise control any right, Claim, Cause of Action, defense, and counterclaim assigned, transferred, and/or contributed to it, as provided in the Plan, the Class Action Settlement Agreement, the MDL Settlement Agreement, and the Creditors’ Trust Agreement, in accordance with what is in the best interests, and for the benefit, of the Creditors’ Trust Beneficiaries. The Position Holder Trustee may, subject to the Plan and the Position Holder Trust Agreement, commence, prosecute, defend against, compromise, settle, assign, receive proceeds from, realize upon, or otherwise control any right, Claim, Cause of Action, defense, and counterclaim included in the Policy Related Assets, as provided in the Plan and the Position Holder Trust Agreement, in accordance with what is in the best interests, and for the benefit, of the Position Holder Trust Beneficiaries.

ORDER CONFIRMING PLAN – Page 45

51.         Modification of the Plan.   Subject to the restrictions set forth in 11 U.S.C. § 1127 and to the October 7 Findings and Conclusions, the Plan Proponents have reserved, and are hereby granted, the right to alter, amend, or modify the Plan and the other Reorganization Documents at any time after Confirmation and before the Plan is substantially consummated (subject to the terms of the Reorganization Documents, as applicable). Prior to substantial consummation, appropriate technical adjustments and modifications to the Plan and other Reorganization Documents may be made without further order or approval of this Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of Holders of Claims or Interests (subject to the terms of the Reorganization Documents, as applicable); provided, however, any such modification to the Reorganization Document that increases fees payable by Continuing Fractional Holders, or by the Position Holder Trust in its capacity as the registered Holder of Beneficial Ownership in Policies, will be subject to Court approval.

52.         Notice of Entry of Confirmation Order.   Pursuant to Bankruptcy Rules 2002(f)(7), 2002(k), and 3020(c), the Claims Agent shall file and serve notice of entry of this Confirmation Order (the “Notice of Confirmation Order”) on all parties entitled to receive notice in the Chapter 11 Cases by causing the Notice of Confirmation Order to be delivered to such parties by first-class mail, postage prepaid, within ten (10) Business Days after entry of this Confirmation Order; provided, however, that the Notice of Confirmation Order shall not be served on any person or entity to whom the Plan Proponents were excused from serving the Confirmation Hearing Notice by the Order Approving (I) Form of Ballots and Solicitation, Voting, Balloting, and Election Procedures; (II) Procedures Relating to the Confirmation of the Amended Plan; (III) Temporary Estimation of Investor Claims for Voting Purposes; and (IV) Other Relief Relating to the Plan Solicitation and Plan Confirmation Process [Dkt. No. 2595] and any person or entity for which the Confirmation Hearing Notice was returned by the United States Postal Service or other carrier as undeliverable (collectively, the “Undeliverable Address Parties”), unless the Debtors have been informed in writing by such person or entity of that person or entity’s new address. The Notice of Confirmation Order shall include the Pre-Petition Default Payment Deadline, which runs 30 days after the Confirmation Date. Such notice of the entry of the Confirmation Order is adequate under the particular circumstances and no other or further notice is necessary.

ORDER CONFIRMING PLAN – Page 46

53.         Notice of Effective Date. Within three (3) Business Days after the occurrence of the Effective Date, the Chapter 11 Trustee shall file notice of the occurrence of the Effective Date (the “Notice of Effective Date”) and shall serve a copy of same on all parties entitled to receive notice in the Chapter 11 Cases; provided, however, that the Notice of Effective Date shall not be served on any Undeliverable Address Party, unless the Chapter 11 Trustee has been informed in writing by such person or entity of that person or entity’s new address. The Notice of Effective Date shall include notice regarding the deadlines fixed by the Effective Date, which include: (a) the Distribution Record Date, (b) the deadline to file proofs of claim with respect to the rejection of executory contracts or unexpired leases, (c) the Administrative Claims Bar Date, (d) the Catch-Up Cutoff Date, and (e) the Claims Objection Deadline. Such notice is adequate under the particular circumstances and no other or further notice is necessary.

ORDER CONFIRMING PLAN – Page 47

54.         Conditions to Confirmation. All conditions precedent to Confirmation set forth in Section 15.01 of the Plan have been satisfied or waived in accordance with Section 15.04 of the Plan.

55.         Conditions to Effective Date. The Plan shall not become effective unless and until the conditions set forth in Section 15.02 of the Plan have been satisfied or waived in accordance with Section 15.04 of the Plan. The determination to make any such waiver shall be in the discretion of the Plan Proponents and shall not require any further notice, approval, or order of the Court. To the extent the Plan Proponents determine to waive any condition set forth in Section 15.02 of the Plan, not less than three days prior to the anticipated Effective Date, the Plan Proponents shall File a notice of waiver to clarify what condition has been waived; provided, however, such notice shall be served only via CM/ECF.

56.         Retention of Jurisdiction.

(a)         Upon the Effective Date, this Court may properly retain, and, if appropriate, shall exercise jurisdiction over the matters set forth in Article XVII of the Plan and 11 U.S.C. § 1142.

(b)         The Court hereby further retains exclusive jurisdiction to consider any and all claims against any of the Exculpated Parties or Professionals involving or relating to: (i) the administration of the Chapter 11 Cases, (ii) any rulings, orders, or decisions in the Chapter 11 Cases, (iii) any aspects of the Debtors’ Chapter 11 Cases, including, without limitation, the decision to commence the Chapter 11 Cases, the development, implementation, or rejection of any potential chapter 11 plan or restructuring transaction, including not limited to the Plan, the Vida Plan Collaboration Agreement and the transactions contemplated thereby, the proposed financing transactions or financing transactions actually entered into by the Chapter 11 Trustee or the Debtors and actions taken or not taken during the Chapter 11 Cases, (iv) any asserted claims based upon or related to prepetition obligations, Claims or Interests administered in the Chapter 11 Cases, and (v) ownership of the Fractional Positions, including, without limitation, any claims related to any determination whether Fractional Positions belong to the Debtors’ estates, the Position Holders Trust or any other parties.

ORDER CONFIRMING PLAN – Page 48

(c)         The Court hereby further retains jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation, and/or enforcement of this Confirmation Order.

57.         Enforceability. Each term and provision of the Plan, as it may have been altered or interpreted by this Court, is valid and enforceable pursuant to its terms.

58.         Conflicts Between Confirmation Order, the Plan, and Plan Documents. The failure to specifically include any particular provision of the Plan in this Confirmation Order, the Class Action Final Approval Order, or any further order of this Court contemplated by this Confirmation Order will not diminish the effectiveness of such provision, it being the intent of this Court that the Plan is confirmed in its entirety and incorporated herein by this reference. The provisions of the Plan Documents, the Class Action Final Approval Order, this Confirmation Order, and any further order of this Court contemplated by this Confirmation Order shall be construed in a manner consistent with each other so as to effect the purposes of each; provided, however, that if there is any inconsistency between the provisions of the Plan, the Plan Documents, the Class Action Final Approval Order, this Confirmation Order, or any further order of this Court contemplated by this Confirmation Order, the terms and conditions contained in the Class Action Final Approval Order, this Confirmation Order, or such further order of this Court shall govern and shall be deemed a modification to the Plan and shall control and take precedence. The provisions of this Confirmation Order are integrated with each other and are non-severable and mutually dependent, unless expressly stated by further order of this Court, and the titles, captions, and headings contained in this Confirmation Order have been included only as a matter of convenience.

ORDER CONFIRMING PLAN – Page 49

59.         Immediate Effectiveness of Confirmation Order. The requirements under Bankruptcy Rule 3020(e) that an order confirming a plan is stayed until the expiration of 14 days after entry of the order are hereby waived. This Confirmation Order shall take effect immediately and shall not be stayed pursuant to Bankruptcy Rules 3020(e), 6004(g), 6006(d), 7062, or otherwise.

##End of Order##

ORDER CONFIRMING PLAN – Page 50

EXHIBIT A

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
7156	GUL27079	1492293	4 Ever Life Insurance Co (formerly BCS Life Insurance Company)	$25,000.00
13317	0002365658		AAA Life Insurance Company	$100,000.00
15686	0002445933		AAA Life Insurance Company	$100,000.00
18086	0003023065		AAA Life Insurance Company	$50,000.00
9409	0005750204		AAA Life Insurance Company	$10,000.00
22835	4000282547		AAA Life Insurance Company	$100,000.00
10923	4003578384		AAA Life Insurance Company	$100,000.00
39782	4008123830		AAA Life Insurance Company	$200,000.00
21651	5001147713		AAA Life Insurance Company	$100,000.00
7122	073-7328645A		Abbey Life Assurance	$47,400.00
27295	1000383059		Accordia Life & Annuity Co.	$75,000.00
42116	AB01701030		Accordia Life & Annuity Co.	$200,000.00
39927	AB02427280		Accordia Life & Annuity Co.	$468,748.00
64997	IL00258820		Accordia Life & Annuity Co.	$250,000.00
41238	IL00297450		Accordia Life & Annuity Co.	$1,750,000.00
14676	OR1002260001		Advance Insurance Co	$15,000.00
17229	GP724726		Aetna Insurance Company of Connecticut	$432,093.85
25616	0062399	523052	Aetna Life Insurance Company	$750,000.00
14442	361458	4444	Aetna Life Insurance Company	$50,000.00
7523	397598		Aetna Life Insurance Company	$246,106.00
40354	600050	SSN (redacted)	Aetna Life Insurance Company	$15,000.00
9084	657242	SSN (redacted)	Aetna Life Insurance Company	$64,915.00
7617	657300	SSN (redacted)	Aetna Life Insurance Company	$15,000.00
7209	657300	SSN (redacted)	Aetna Life Insurance Company	$140,086.00
13890	698443	P000526096	Aetna Life Insurance Company	$60,000.00
14562	698443	P000526868	Aetna Life Insurance Company	$200,000.00
22011	698443	P000524609	Aetna Life Insurance Company	$45,000.00
19182	724310	SSN (redacted)	Aetna Life Insurance Company	$71,000.00
17894	779407	P000524377	Aetna Life Insurance Company	$150,000.00
8059	811398	811398	Aetna Life Insurance Company	$199,000.00
14656	856216	SSN (redacted)	Aetna Life Insurance Company	$10,000.00
16387	0015000-044-998	P000563422	Aetna Life Insurance Company	$105,000.00
25418	719961-010-995	P000522584	Aetna Life Insurance Company	$159,000.00
18248	AEPORT00	P000526206	Aetna Life Insurance Company	$69,000.00
21855	AEPORT00	P000523846	Aetna Life Insurance Company	$110,000.00
14271	AEPORT00	P000527435	Aetna Life Insurance Company	$130,000.00
7657	GP 361458	SSN (redacted)	Aetna Life Insurance Company	$475,000.00
19276	N38849180		Aetna Life Insurance Company	$20,000.00
8425	N38889100		Aetna Life Insurance Company	$50,000.00
8985	N38890760		Aetna Life Insurance Company	$50,000.00
8647	N3890808		Aetna Life Insurance Company	$77,500.00
8062	N38922270		Aetna Life Insurance Company	$27,700.00
10880	N38931020		Aetna Life Insurance Company	$100,000.00
9369	N38937060		Aetna Life Insurance Company	$169,000.00
8916	N3894339		Aetna Life Insurance Company	$51,000.00
8966	N38944400		Aetna Life Insurance Company	$171,000.00
10459	N38945460		Aetna Life Insurance Company	$95,000.00
10759	N3895055		Aetna Life Insurance Company	$188,000.00
9890	N3896110		Aetna Life Insurance Company	$145,000.00
11015	N3897582		Aetna Life Insurance Company	$87,500.00
9507	N38976270		Aetna Life Insurance Company	$69,000.00
12175	N3898833		Aetna Life Insurance Company	$26,000.00
8885	N38989170		Aetna Life Insurance Company	$183,000.00
8865	N38989570		Aetna Life Insurance Company	$125,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10728	N38991400		Aetna Life Insurance Company	$25,000.00
12735	N38994810		Aetna Life Insurance Company	$88,000.00
7218	N38997190		Aetna Life Insurance Company	$86,000.00
10366	N3900606		Aetna Life Insurance Company	$102,488.00
16867	N39009790		Aetna Life Insurance Company	$82,500.00
16497	N39032650		Aetna Life Insurance Company	$28,000.00
11808	N39035560		Aetna Life Insurance Company	$144,000.00
11434	N39040440		Aetna Life Insurance Company	$20,000.00
15641	N39101410		Aetna Life Insurance Company	$79,000.00
13148	N39105690		Aetna Life Insurance Company	$64,000.00
14230	N39105710		Aetna Life Insurance Company	$99,000.00
16388	N39110880		Aetna Life Insurance Company	$35,000.00
14875	N39112560		Aetna Life Insurance Company	$40,000.00
14604	N39115370		Aetna Life Insurance Company	$150,000.00
20361	N39115810		Aetna Life Insurance Company	$196,000.00
14692	N39121230		Aetna Life Insurance Company	$77,000.00
22550	N39122040		Aetna Life Insurance Company	$400,000.00
12232	N39122100		Aetna Life Insurance Company	$147,000.00
19420	N39125530		Aetna Life Insurance Company	$359,000.00
31723	N39126520		Aetna Life Insurance Company	$120,000.00
25115	N39126780		Aetna Life Insurance Company	$72,000.00
18130	N39129740		Aetna Life Insurance Company	$250,000.00
21303	N39132860		Aetna Life Insurance Company	$100,000.00
21862	N39133730		Aetna Life Insurance Company	$103,000.00
11522	N39134260		Aetna Life Insurance Company	$134,000.00
14565	N39135590		Aetna Life Insurance Company	$126,000.00
13131	N39135600		Aetna Life Insurance Company	$69,000.00
14270	N39139420		Aetna Life Insurance Company	$55,000.00
9795	N39141250		Aetna Life Insurance Company	$90,000.00
14813	N39141670		Aetna Life Insurance Company	$50,000.00
21960	N39142480		Aetna Life Insurance Company	$22,000.00
9155	N39145320		Aetna Life Insurance Company	$108,000.00
22396	N39149020		Aetna Life Insurance Company	$173,000.00
22786	N39149760		Aetna Life Insurance Company	$57,800.00
16567	N39157010		Aetna Life Insurance Company	$170,000.00
15358	N39162420		Aetna Life Insurance Company	$138,000.00
7025	N39164410		Aetna Life Insurance Company	$88,000.00
22752	N39165840		Aetna Life Insurance Company	$27,000.00
16288	N39167050		Aetna Life Insurance Company	$20,000.00
16743	N39171140		Aetna Life Insurance Company	$71,475.00
19402	N39171430		Aetna Life Insurance Company	$68,000.00
23173	N39171690		Aetna Life Insurance Company	$38,000.00
16947	N39173440		Aetna Life Insurance Company	$82,000.00
942	N39174810		Aetna Life Insurance Company	$164,000.00
16052	N39177120		Aetna Life Insurance Company	$150,000.00
7194	N39179810		Aetna Life Insurance Company	$209,000.00
12528	N39181550		Aetna Life Insurance Company	$275,000.00
9653	N39190380		Aetna Life Insurance Company	$10,000.00
24755	N39190390		Aetna Life Insurance Company	$10,000.00
6234	N39194640		Aetna Life Insurance Company	$250,000.00
6190	N39195450		Aetna Life Insurance Company	$350,000.00
9238	N39201020		Aetna Life Insurance Company	$83,333.00
92530	N39202430		Aetna Life Insurance Company	$50,000.00
10830	N39202430		Aetna Life Insurance Company	$100,000.00
9156	N39206190		Aetna Life Insurance Company	$226,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
30559	N39207020		Aetna Life Insurance Company	$50,000.00
29393	N39207330		Aetna Life Insurance Company	$107,000.00
30437	N39207750		Aetna Life Insurance Company	$250,000.00
31377	N39208600		Aetna Life Insurance Company	$50,000.00
31541	N39210480		Aetna Life Insurance Company	$190,000.00
22065	N39211220		Aetna Life Insurance Company	$45,000.00
34008	N39213210		Aetna Life Insurance Company	$200,000.00
16882	N39218210		Aetna Life Insurance Company	$37,500.00
12532	N39218720		Aetna Life Insurance Company	$50,000.00
9351	N39229080		Aetna Life Insurance Company	$31,064.00
8644	N39263750		Aetna Life Insurance Company	$66,000.00
10648	N39306230		Aetna Life Insurance Company	$33,000.00
22473	N39315040		Aetna Life Insurance Company	$428,000.00
7627	R25341470		Aetna Life Insurance Company	$200,000.00
25501	SUL698925/SSN (redacted)	3266174	Aetna Life Insurance Company	$177,000.00
10121	0000021205		Allianz Life Insurance Co of NA	$15,298.00
7929	2023002		Allianz Life Insurance Co of NA	$500,000.00
8286	02584076		Allianz Life Insurance Co of NA	$25,000.00
19804	2605053		Allianz Life Insurance Co of NA	$25,000.00
9397	002628984		Allianz Life Insurance Co of NA	$50,000.00
7010	002629287		Allianz Life Insurance Co of NA	$100,000.00
26001	002805975		Allianz Life Insurance Co of NA	$100,000.00
9626	003228000		Allianz Life Insurance Co of NA	$90,000.00
10327	003256717		Allianz Life Insurance Co of NA	$39,000.00
10309	3256718		Allianz Life Insurance Co of NA	$80,000.00
9537	003256720		Allianz Life Insurance Co of NA	$75,000.00
11932	3256723		Allianz Life Insurance Co of NA	$83,000.00
7525	003256725		Allianz Life Insurance Co of NA	$62,000.00
14672	04800918		Allianz Life Insurance Co of NA	$20,000.00
13660	04850009		Allianz Life Insurance Co of NA	$25,000.00
13979	04850086		Allianz Life Insurance Co of NA	$10,000.00
7708	8540314	T90-0026489	Allianz Life Insurance Co of NA	$50,000.00
16598	8540314	T90-0060609	Allianz Life Insurance Co of NA	$50,000.00
10948	8540314	T90-0117530	Allianz Life Insurance Co of NA	$50,000.00
7233	8540334	T93-0349282	Allianz Life Insurance Co of NA	$50,000.00
8739	8540334	T93-0315255	Allianz Life Insurance Co of NA	$50,000.00
10747	8540334	T93-0286588	Allianz Life Insurance Co of NA	$50,000.00
11166	8540334	T93-0268717	Allianz Life Insurance Co of NA	$50,000.00
8432	25001241		Allianz Life Insurance Co of NA	$25,000.00
15514	25001519		Allianz Life Insurance Co of NA	$25,000.00
21489	25008706		Allianz Life Insurance Co of NA	$25,000.00
9172	1001376528		Allianz Life Insurance Co of NA	$100,000.00
9834	08540-314	T90-0120283	Allianz Life Insurance Co of NA	$25,000.00
11065	T90-0049132	08540-314	Allianz Life Insurance Co of NA	$50,000.00
11079	T93-0294996	PCA-303	Allianz Life Insurance Co of NA	$50,000.00
10934	18540	T96-0031063	Allianz Life Insurance Co of New York	$50,000.00
7155	T96-0008162	18540	Allianz Life Insurance Co of New York	$50,000.00
7166	64400613	7166	Allstate Life Insurance Company	$4,300.00
40132	64402465	1111992840941	Allstate Life Insurance Company	$100,000.00
10006	64402465	1111996100142	Allstate Life Insurance Company	$100,000.00
10379	64402465	1111996304935	Allstate Life Insurance Company	$100,000.00
18521	64402465	1111998266213	Allstate Life Insurance Company	$50,000.00
7142	64402465		Allstate Life Insurance Company	$25,000.00
17545	64403142	1111993855900	Allstate Life Insurance Company	$75,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
20544	64403143	N67-3185156	Allstate Life Insurance Company	$75,000.00
26386	64403143	N67-3682862	Allstate Life Insurance Company	$75,000.00
8220	64403146	N66-3563727	Allstate Life Insurance Company	$100,000.00
40134	64403146	N66-4064455	Allstate Life Insurance Company	$50,000.00
19295	64403146	N66-4583937	Allstate Life Insurance Company	$50,000.00
10782	64403146	N66-4768970	Allstate Life Insurance Company	$50,000.00
12103	64403146	N66-3553086	Allstate Life Insurance Company	$100,000.00
36921	64403146	N66-2446420	Allstate Life Insurance Company	$50,000.00
40131	64403147	N17-9980780	Allstate Life Insurance Company	$100,000.00
21488	64403187	N66-3196224	Allstate Life Insurance Company	$100,000.00
24090	64403225	N49-9858578	Allstate Life Insurance Company	$50,000.00
19664	64403326	N24-8675111	Allstate Life Insurance Company	$45,000.00
19351	718584241		Allstate Life Insurance Company	$75,000.00
12288	729234491		Allstate Life Insurance Company	$200,000.00
12615	729447513		Allstate Life Insurance Company	$100,000.00
25445	729920318		Allstate Life Insurance Company	$100,000.00
7560	737199316		Allstate Life Insurance Company	$75,000.00
8450	738209515		Allstate Life Insurance Company	$75,000.00
23864	738854243		Allstate Life Insurance Company	$50,000.00
8858	749729796		Allstate Life Insurance Company	$25,000.00
10213	768721032		Allstate Life Insurance Company	$10,000.00
8583	770940568		Allstate Life Insurance Company	$50,000.00
9892	798104341		Allstate Life Insurance Company	$50,000.00
14318	01T2083785		Allstate Life Insurance Company	$100,000.00
21074	01T2390840		Allstate Life Insurance Company	$100,000.00
21073	01T2390841		Allstate Life Insurance Company	$100,000.00
8515	780265714C		Allstate Life Insurance Company	$25,000.00
11617	64403143	N67-7614036	Allstate Life Insurance Company (Insurance Administrative Services)	$100,000.00
12273	494659		American Bankers Life Assurance Co of FL	$100,000.00
7961	500806		American Bankers Life Assurance Co of FL	$25,000.00
14895	500978		American Bankers Life Assurance Co of FL	$35,500.00
10681	502905		American Bankers Life Assurance Co of FL	$32,000.00
6797	502906		American Bankers Life Assurance Co of FL	$60,000.00
11997	97114000025125000	1M30040001	American Bankers Life Assurance Co of FL	$50,000.00
24089	1M39410001	SSN (redacted)	American Bankers Life Assurance Co of FL	$75,000.00
7922	IM39370003		American Bankers Life Assurance Co of FL	$25,000.00
9724	R79778		American Bankers Life Assurance Co of FL	$10,000.00
89817	GL-641	SSN (redacted)	American Equity Investment Life Ins Co	$25,000.00
89818	L0021365		American Equity Investment Life Ins Co	$25,000.00
24857	P1045045		American Family Lf Assur Co of Columbus	$12,500.00
31257	B0359182		American Family Life Assurance Co of NY	$25,000.00
10558	09448249		American Family Life Insurance Company	$30,000.00
10421	10790001		American Family Life Insurance Company	$50,000.00
10182	1325105-3		American Family Life Insurance Company	$50,000.00
11797	1944002-8		American Family Life Insurance Company	$40,000.00
8944	U0698739		American Family Life Insurance Company	$100,000.00
9713	00310151		American Fidelity Assurance Company	$250,000.00
10575	3700634		American Fidelity Assurance Company	$50,000.00
22470	0100337300		American Fidelity Assurance Company	$3,000.00
10183	0192110879		American Fidelity Assurance Company	$2,000.00
9468	0192505952		American Fidelity Assurance Company	$1,318.00
10975	0193115589		American Fidelity Assurance Company	$50,000.00
8953	10021	B44088119G	American General Life Insurance Company	$25,000.00
75282	1480710		American General Life Insurance Company	$64,882.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10651	1519575		American General Life Insurance Company	$50,000.00
14241	1600999		American General Life Insurance Company	$25,000.00
8417	1628721		American General Life Insurance Company	$50,000.00
9437	1696778		American General Life Insurance Company	$100,000.00
9563	1905154		American General Life Insurance Company	$100,000.00
12554	1921305		American General Life Insurance Company	$50,000.00
13552	1985942		American General Life Insurance Company	$11,000.00
7670	2057745		American General Life Insurance Company	$100,000.00
9655	2071611		American General Life Insurance Company	$100,000.00
8626	2073288		American General Life Insurance Company	$15,600.00
18522	2164498		American General Life Insurance Company	$50,000.00
23524	2230687		American General Life Insurance Company	$50,000.00
10615	2234045		American General Life Insurance Company	$50,000.00
14243	2329684		American General Life Insurance Company	$50,000.00
21991	2754044		American General Life Insurance Company	$2,000,000.00
8624	5284151		American General Life Insurance Company	$25,000.00
8908	05314715		American General Life Insurance Company	$100,045.00
84654	05572163		American General Life Insurance Company	$55,477.00
8666	05937318		American General Life Insurance Company	$50,000.00
9073	6048945		American General Life Insurance Company	$55,348.00
9996	84008755		American General Life Insurance Company	$98,295.00
23001	0185049549		American General Life Insurance Company	$97,711.00
8322	0185153627		American General Life Insurance Company	$75,000.00
8517	187140241		American General Life Insurance Company	$100,000.00
19861	198008602		American General Life Insurance Company	$75,000.00
7713	891361074		American General Life Insurance Company	$15,000.00
12502	1883787L		American General Life Insurance Company	$66,281.38
25486	2411578L		American General Life Insurance Company	$100,000.00
26004	2441138L		American General Life Insurance Company	$1,000,000.00
42523	4000076L		American General Life Insurance Company	$700,000.00
19251	7J1428788L		American General Life Insurance Company	$45,000.00
76403	A10159349L		American General Life Insurance Company	$2,403,846.00
60993	A10172654L		American General Life Insurance Company	$500,000.00
46734	A10222562L		American General Life Insurance Company	$1,000,000.00
23056	A41104601G		American General Life Insurance Company	$58,148.00
58830	A70010922L		American General Life Insurance Company	$2,500,000.00
18529	A70501951L		American General Life Insurance Company	$75,000.00
19814	A-900724	118-00178808	American General Life Insurance Company	$50,000.00
20637	A-902070	401-00188368	American General Life Insurance Company	$50,000.00
9359	B10022836L		American General Life Insurance Company	$97,479.00
8936	B41057392G	B41057392G	American General Life Insurance Company	$35,367.00
18244	B46165667G		American General Life Insurance Company	$20,000.00
8702	D0047569		American General Life Insurance Company	$12,936.00
8822	D0065690		American General Life Insurance Company	$50,000.00
9691	D0072120		American General Life Insurance Company	$50,000.00
10530	G724	105-00152952	American General Life Insurance Company	$100,000.00
25146	G901	9012000669	American General Life Insurance Company	$100,000.00
8799	G933	9333300428	American General Life Insurance Company	$50,000.00
61717	J1389230L		American General Life Insurance Company	$750,000.00
7673	L1368630		American General Life Insurance Company	$99,999.00
22740	MD0010846		American General Life Insurance Company	$27,400.00
10767	NJ00204723		American General Life Insurance Company	$99,999.00
32745	PSH200066L		American General Life Insurance Company	$11,961,374.00
24807	U10012578L		American General Life Insurance Company	$595,059.00
32051	U10018962L		American General Life Insurance Company	$2,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
72760	U10019178L		American General Life Insurance Company	$3,313,068.00
66373	U10020505L		American General Life Insurance Company	$3,000,000.00
88792	U10022254L		American General Life Insurance Company	$8,500,000.00
39805	U10023211L		American General Life Insurance Company	$9,750,000.00
76430	U10030213L		American General Life Insurance Company	$1,400,000.00
51528	U10032894L		American General Life Insurance Company	$5,000,000.00
86881	U10033192L		American General Life Insurance Company	$5,000,000.00
86740	U10033193L		American General Life Insurance Company	$5,000,000.00
55987	U10033853L		American General Life Insurance Company	$3,000,000.00
75433	U10033937L		American General Life Insurance Company	$10,000,000.00
54267	U10035023L		American General Life Insurance Company	$2,800,000.00
77095	U10060411L		American General Life Insurance Company	$250,000.00
52601	U1E000157L		American General Life Insurance Company	$9,000,000.00
15540	UD005309N		American General Life Insurance Company	$65,000.00
44737	UH063187NL		American General Life Insurance Company	$10,000,000.00
39281	UM0007108L		American General Life Insurance Company	$400,000.00
42362	UM0007438L		American General Life Insurance Company	$1,250,000.00
63223	UM0009585L		American General Life Insurance Company	$300,000.00
27235	UM0011604L		American General Life Insurance Company	$2,000,000.00
77063	UM0023643L		American General Life Insurance Company	$4,000,000.00
74367	UM0027145L		American General Life Insurance Company	$1,750,000.00
62439	UM0030845L		American General Life Insurance Company	$10,000,000.00
73035	UM0042670L		American General Life Insurance Company	$1,000,000.00
73663	UM0047614L		American General Life Insurance Company	$5,000,000.00
45266	UME106525L		American General Life Insurance Company	$750,000.00
52922	UME106642L		American General Life Insurance Company	$5,000,000.00
45515	UME117012L		American General Life Insurance Company	$3,000,000.00
79849	UME125019L		American General Life Insurance Company	$3,000,000.00
63038	UME180686L		American General Life Insurance Company	$750,000.00
63037	UME180687L		American General Life Insurance Company	$750,000.00
71637	UME198027L		American General Life Insurance Company	$5,000,000.00
75283	YH00883544		American General Life Insurance Company	$40,393.00
84655	YM00653382		American General Life Insurance Company	$31,281.00
12249	YM00718215		American General Life Insurance Company	$25,850.00
33003	YME0190413		American General Life Insurance Company	$112,000.00
8455	A-902007	412-212382	American General Life Insurance Company (formerly American General Assurance Company)	$25,000.00
22607	G-164,726	22607	American General Life Insurance Company (formerly American General Assurance Company)	$40,000.00
7320	G-500,639	L017096697	American General Life Insurance Company (formerly American General Assurance Company)	$60,000.00
9638	G500639	L017096697	American General Life Insurance Company (formerly American General Assurance Company)	$75,000.00
11392	G500639	L017126968	American General Life Insurance Company (formerly American General Assurance Company)	$115,000.00
27697	G-500639	7220168	American General Life Insurance Company (formerly American General Assurance Company)	$35,000.00
8816	G500724		American General Life Insurance Company (formerly American General Assurance Company)	$50,000.00
16345	G502070	265-00287998	American General Life Insurance Company (formerly American General Assurance Company)	$50,000.00
11738	191295616		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$15,000.00
19201	193426731		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
25366	0195445890		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$40,000.00
22785	0195461269		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$86,366.50
25708	196068157		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$75,000.00
23483	0199046158		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$25,000.00
24408	100198393912		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$25,000.00
24806	U10012577L		American General Life Insurance Company (formerly American General Life and Acc Ins Co)	$1,500,000.00
7985	21861432	21861432	American General Life Insurance Company (formerly American General Life Insurance Co of DE)	$100,000.00
10428	301-0514-60097		American General Life Insurance Company (formerly American General Life Insurance Co of DE)	$50,000.00
9633	L85911533		American General Life Insurance Company (formerly American General Life Insurance Co of DE)	$500,000.00
18898	L99401242		American General Life Insurance Company (formerly American General Life Insurance Co of DE)	$41,000.00
7463	AL224591		American General Life Insurance Company (formerly SunAmerica Annuity and Life Assurance Co)	$35,367.00
7989	CF0263331		American General Life Insurance Company (formerly SunAmerica Life Insurance Company)	$75,000.00
12110	64497142	2222299333928	American Health and Life Insurance Company	$100,000.00
11665	14672970		American Heritage Life Insurance Company	$50,000.00
11594	900004392U		American Heritage Life Insurance Company	$74,642.00
11593	900038165U		American Heritage Life Insurance Company	$20,000.00
67830	U0576116		American National Insurance Company	$1,750,000.00
74885	U0579130		American National Insurance Company	$5,000,000.00
81930	U0579443		American National Insurance Company	$5,000,000.00
71791	U0580123		American National Insurance Company	$3,500,000.00
76153	U0582744		American National Insurance Company	$800,000.00
87686	U0590031		American National Insurance Company	$3,000,000.00
77485	U0590488		American National Insurance Company	$4,250,000.00
79625	U0595013		American National Insurance Company	$4,750,000.00
92740	13209608		American National Life Ins Co of TX	$25,394.00
92741	16585250		American National Life Ins Co of TX	$25,000.00
8299	089X46091	089X46091	American Pioneer Life Insurance Company	$150,000.00
8683	1617778970		American United Life Insurance Company	$50,000.00
10067	1618520020		American United Life Insurance Company	$9,000.00
14451	1618870530		American United Life Insurance Company	$196,000.00
10066	G74189999002	SSN (redacted)	American United Life Insurance Company	$80,000.00
16877	0011914580		American-Amicable Life Ins Co of TX	$11,379.00
7441	0016478250		American-Amicable Life Ins Co of TX	$30,000.00
10084	0017508810		American-Amicable Life Ins Co of TX	$24,805.30
88373	00018198080		American-Amicable Life Ins Co of TX	$5,000.00
7683	006G152812	006G152812	American-Amicable Life Ins Co of TX	$100,000.00
7396	27-04121640		Americo Financial Life and Annuity Ins	$25,000.00
17549	N2008150		Americo Financial Life and Annuity Ins	$15,000.00
10635	W0142653		Americo Financial Life and Annuity Ins	$23,477.02
12132	W0142674		Americo Financial Life and Annuity Ins	$15,084.88
22434	0L500D	237A63266	Anthem BC Life and Health Insurance Co	$50,000.00
21840	0L500D		Anthem BC Life and Health Insurance Co	$50,000.00
9119	08G0001444		Anthem Health Plans Inc	$80,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
8791	05W0000022		Anthem Life Insurance Company	$20,000.00
9324	05W0000410		Anthem Life Insurance Company	$15,000.00
10360	08G0001450		Anthem Life Insurance Company	$9,000.00
10359	08G0001469		Anthem Life Insurance Company	$25,000.00
16748	08G0001497		Anthem Life Insurance Company	$2,000.00
25349	C00415	SSN (redacted)	Anthem Life Insurance Company	$78,000.00
15640	CWS7408TOCC7430L	GIPR01855A	Anthem Life Insurance Company	$29,040.00
15639	W376	SSN (redacted)	Anthem Life Insurance Company	$33,250.00
23348	509003		Assurity Life Insurance Company	$20,000.00
22672	552741		Assurity Life Insurance Company	$20,000.00
10573	601295		Assurity Life Insurance Company	$50,000.00
19221	603155		Assurity Life Insurance Company	$50,000.00
19219	7000585091		Assurity Life Insurance Company	$20,000.00
6883	7000682349		Assurity Life Insurance Company	$10,000.00
14690	L004476290		Assurity Life Insurance Company	$100,000.00
76495	U010218940		Assurity Life Insurance Company	$315,000.00
7735	2033546	SSN (redacted)	Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$240,000.00
7928	011040574		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$500,000.00
8185	L41139356		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$50,000.00
20857	LG2075242		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$75,000.00
23816	LG2099995		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$80,000.00
22652	LG5021430		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$26,341.00
9629	LG5026165		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$43,296.00
7855	LG6137674		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$50,000.00
26504	LG6204884		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$90,000.00
28030	LG7526144		Athene Annuity & Life Assurance Company (formally Liberty Life Insurance Company)	$25,000.00
15645	00243193		Athene Annuity and Life Assurance Co of NY	$40,000.00
64647	1747181		Athene Life Insurance Co of NY	$400,000.00
67342	4643186		Athene Life Insurance Co of NY	$500,000.00
67332	4643187		Athene Life Insurance Co of NY	$250,000.00
67331	4643188		Athene Life Insurance Co of NY	$500,000.00
67330	4643189		Athene Life Insurance Co of NY	$250,000.00
10711	C11324486L		Aurora National Life Assurance Company	$796,096.00
25355	020 643730 0		Auto-Owners Life Insurance Company	$100,000.00
16823	01613736		Aviva Life and Annuity Company	$76,970.00
36749	1721060		Aviva Life and Annuity Company	$1,000,000.00
35586	1734669		Aviva Life and Annuity Company	$500,000.00
58703	BL06058940		Aviva Life and Annuity Company	$1,000,000.00
19661	B05013440		Aviva Life and Annuity Company (formerly Indianapolis Life Insurance Company)	$150,000.00
26667	B05019563		Aviva Life and Annuity Company (formerly Indianapolis Life Insurance Company)	$1,000,000.00
10933	81925849		Aviva Life Insurance Co of NY	$100,000.00
8378	0027012560		Aviva Life Insurance Company	$50,000.00
26586	10PT384052		Aviva Life Insurance Company	$91,950.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
13328	TC399371		Aviva Life Insurance Company	$100,000.00
18176	35691071		AXA Equitable Life Insurance Company	$100,000.00
50370	38257185		AXA Equitable Life Insurance Company	$1,003,065.98
75323	43246663		AXA Equitable Life Insurance Company	$250,000.00
10599	83192230		AXA Equitable Life Insurance Company	$100,000.00
25481	84097830		AXA Equitable Life Insurance Company	$150,000.00
32646	88036408		AXA Equitable Life Insurance Company	$100,000.00
10586	90065177		AXA Equitable Life Insurance Company	$1,000,000.00
8546	93040255		AXA Equitable Life Insurance Company	$35,422.00
8690	94007701		AXA Equitable Life Insurance Company	$25,792.00
28767	151210031		AXA Equitable Life Insurance Company	$100,000.00
39607	153233008		AXA Equitable Life Insurance Company	$2,500,000.00
52646	154221857		AXA Equitable Life Insurance Company	$1,000,000.00
52645	154221859		AXA Equitable Life Insurance Company	$1,000,000.00
43777	155210241		AXA Equitable Life Insurance Company	$1,000,000.00
60341	155224072		AXA Equitable Life Insurance Company	$5,000,000.00
52416	156201825		AXA Equitable Life Insurance Company	$6,000,000.00
58680	156213499		AXA Equitable Life Insurance Company	$4,000,000.00
58681	156213507		AXA Equitable Life Insurance Company	$1,000,000.00
59947	156219380		AXA Equitable Life Insurance Company	$700,000.00
57968	156220069		AXA Equitable Life Insurance Company	$5,000,000.00
68618	156222259		AXA Equitable Life Insurance Company	$2,500,000.00
68619	156222261		AXA Equitable Life Insurance Company	$2,500,000.00
74078	156226402		AXA Equitable Life Insurance Company	$2,000,000.00
68074	156227660		AXA Equitable Life Insurance Company	$4,000,000.00
65571	156228253		AXA Equitable Life Insurance Company	$4,500,000.00
69954	156229756		AXA Equitable Life Insurance Company	$2,000,000.00
66139	156231433		AXA Equitable Life Insurance Company	$1,000,000.00
65251	156232899		AXA Equitable Life Insurance Company	$800,000.00
80422	156233247		AXA Equitable Life Insurance Company	$500,000.00
81177	157200948		AXA Equitable Life Insurance Company	$3,000,000.00
64546	157201436		AXA Equitable Life Insurance Company	$4,834,717.00
81173	157202473		AXA Equitable Life Insurance Company	$8,000,000.00
70176	157202905		AXA Equitable Life Insurance Company	$3,000,000.00
66118	157203231		AXA Equitable Life Insurance Company	$10,000,000.00
67251	157203358		AXA Equitable Life Insurance Company	$1,000,000.00
71751	157205084		AXA Equitable Life Insurance Company	$2,000,000.00
80232	157205089		AXA Equitable Life Insurance Company	$5,000,000.00
87196	157206575		AXA Equitable Life Insurance Company	$2,500,000.00
68766	157207197		AXA Equitable Life Insurance Company	$4,500,000.00
65866	157208082		AXA Equitable Life Insurance Company	$2,000,000.00
74362	157208214		AXA Equitable Life Insurance Company	$5,000,000.00
80823	157212497		AXA Equitable Life Insurance Company	$2,500,000.00
72659	157214217		AXA Equitable Life Insurance Company	$1,186,253.00
83640	157214452		AXA Equitable Life Insurance Company	$5,000,000.00
73135	157215334		AXA Equitable Life Insurance Company	$1,500,000.00
77055	157215368		AXA Equitable Life Insurance Company	$5,000,000.00
75064	157216348		AXA Equitable Life Insurance Company	$4,000,000.00
73597	157219530		AXA Equitable Life Insurance Company	$5,000,000.00
73158	157219809		AXA Equitable Life Insurance Company	$5,000,000.00
83269	157221215		AXA Equitable Life Insurance Company	$4,500,000.00
79093	157221944		AXA Equitable Life Insurance Company	$5,000,000.00
72264	157223236		AXA Equitable Life Insurance Company	$2,000,000.00
80698	157225966		AXA Equitable Life Insurance Company	$3,500,000.00
81116	158207498		AXA Equitable Life Insurance Company	$2,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
80756	158212340		AXA Equitable Life Insurance Company	$10,000,000.00
88663	158220959		AXA Equitable Life Insurance Company	$5,000,000.00
81494	158223803		AXA Equitable Life Insurance Company	$1,000,000.00
7476	38-627-476		AXA Equitable Life Insurance Company	$100,000.00
10932	N88016686		AXA Equitable Life Insurance Company	$100,000.00
10041	6737287		Bankers Life and Casualty Company	$16,000.00
10042	6745155		Bankers Life and Casualty Company	$8,999.00
9658	6754168		Bankers Life and Casualty Company	$90,000.00
19215	7333906		Bankers Life and Casualty Company	$25,000.00
10316	BL0822063		Beneficial Life Insurance Company	$10,000.00
43549	BL2030505		Beneficial Life Insurance Company	$1,000,000.00
10342	X0001000	904182470	Blue Shield of CA Life & Health Ins	$25,000.00
9721	6034127		BMO Life Assurance Company	$50,000.00
7684	852948		Boston Mutual Life Insurance Company	$67,121.00
8392	E 05498		Boston Mutual Life Insurance Company	$37,797.00
7544	P 96544		Boston Mutual Life Insurance Company	$29,504.00
8561	Z 22907		Boston Mutual Life Insurance Company	$42,387.00
83786	8276842		C M Life Insurance Company	$1,000,000.00
91579	15527713		C M Life Insurance Company	$2,000,000.00
33210	15563506		C M Life Insurance Company	$700,000.00
9154	2470067		Canada Life Assurance Co	$250,000.00
25348	2627415		Canada Life Assurance Co	$28,531.00
16755	2660060		Canada Life Assurance Co	$50,000.00
13736	2664446		Canada Life Assurance Co	$58,000.00
14063	2679198		Canada Life Assurance Co	$62,000.00
14385	2640854		Canada Life Insurance Company of America	$43,142.00
14674	2657670		Canada Life Insurance Company of America	$72,000.00
22831	2682338		Canada Life Insurance Company of America	$31,000.00
7400	2070834		Central United Life Insurance Company	$101,757.00
9331	27266		Church Life Insurance Corporation	$50,000.00
13470	05588170		CIBC Life Insurance Company Limited	$200,000.00
10579	658000980		CIGNA Health and Life Insurance Company	$33,000.00
7883	060023896		CIGNA Insurance Group Inc	$50,000.00
24076	M600610	6627867	CIGNA Insurance Group Inc	$90,000.00
16022	060021308		CIGNA Insurance Services Company	$20,000.00
7422	060023298		CIGNA Life Insurance Company of New York	$230,000.00
11060	090010007		CIGNA Life Insurance Company of New York	$20,000.00
16214	FLX980152	SSN (redacted)	CIGNA Life Insurance Company of New York	$37,000.00
25305	50-P2695884		Cincinnati Life Insurance Company	$64,224.00
10821	0110110394		Citicorp Life Ins Co	$50,000.00
10036	80087		Citizens Security Life Insurance Company	$25,000.00
7129	LI21530929		Clarica Life Insurance Company	$18,250.00
30172	51000464528		CMFG Life Insurance Company (formerly CUNA Mutual Insurance Society)	$37,500.00
9506	41JV0286088	SSN (redacted)	CMFG Life Insurance Company (formerly CUNA Mutual Insurance Society)	$50,000.00
37178	51NJ5948820	SSN (redacted)	CMFG Life Insurance Company (formerly CUNA Mutual Insurance Society)	$100,000.00
11563	GP001MS	51NJ0198878	CMFG Life Insurance Company (formerly CUNA Mutual Insurance Society)	$25,000.00
19216	NJ0195557	GP001MI	CMFG Life Insurance Company (formerly CUNA Mutual Insurance Society)	$50,000.00
22021	NJ5094775		CMFG Life Insurance Company (formerly CUNA Mutual Insurance Society)	$75,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
23986	51000454481		CMFG Life Insurance Company (formerly CUNA Mutual Life Insurance Co)	$85,000.00
24848	51NJ5246860		CMFG Life Insurance Company (formerly CUNA Mutual Life Insurance Co)	$75,000.00
8173	6019838510		Colonial Life & Accident Insurance Co	$50,000.00
10851	6035654090		Colonial Life & Accident Insurance Co	$75,000.00
7596	6040836670		Colonial Life & Accident Insurance Co	$50,000.00
20569	6094727580		Colonial Life & Accident Insurance Co	$38,807.00
11526	6098174570		Colonial Life & Accident Insurance Co	$37,071.00
14002	6115620340		Colonial Life & Accident Insurance Co	$100,000.00
90720	6188393930		Colonial Life & Accident Insurance Co	$95,788.00
5951	A0081261971-6	8126197160	Colonial Life & Accident Insurance Co	$50,000.00
10634	6028411160		Colonial Penn Life Insurance Company	$67,376.00
10576	FT26328723		Colonial Penn Life Insurance Company	$25,000.00
7857	GL10079184	GL10079184	Colonial Penn Life Insurance Company	$100,000.00
7676	LC00177330		Colonial Penn Life Insurance Company	$5,000.00
12072	RP15512575		Colonial Penn Life Insurance Company	$11,928.00
11570	TF24003404		Colonial Penn Life Insurance Company	$25,000.00
9413	TM90026323		Colonial Penn Life Insurance Company	$8,376.00
18350	A010124197		Columbian Mutual Life Insurance Company	$20,000.00
11703	A010143267		Columbian Mutual Life Insurance Company	$10,001.00
32821	A010211476		Columbian Mutual Life Insurance Company	$81,981.80
20951	G000950865		Columbian Mutual Life Insurance Company	$10,000.00
83950	CM5004527U		Columbus Life Insurance Company	$1,000,000.00
31754	CM5009771U		Columbus Life Insurance Company	$471,000.00
56404	CM5013794U		Columbus Life Insurance Company	$2,000,000.00
37758	CM5015398U		Columbus Life Insurance Company	$5,000,000.00
55103	CM5024022U		Columbus Life Insurance Company	$280,000.00
55107	CM5024652U		Columbus Life Insurance Company	$350,000.00
67612	CM5026689U		Columbus Life Insurance Company	$2,500,000.00
67184	CM5028778U		Columbus Life Insurance Company	$500,000.00
21511	BL00100	27637485	Combined Insurance Company of America	$69,811.90
21510	VL00100	27637485	Combined Insurance Company of America	$69,811.90
7360	L024725552		Commonwealth Annuity and Life Insurance	$1,494,411.00
10377	SL6058490		Commonwealth Annuity and Life Insurance	$90,000.00
41323	BC7008634		Companion Life Insurance Company	$500,000.00
40429	BC7008723		Companion Life Insurance Company	$1,000,000.00
23428	CL5044787		Companion Life Insurance Company	$100,000.00
15061	593469	882582	Connecticut General Life Insurance Co	$270,000.00
7255	593469	886218	Connecticut General Life Insurance Co	$120,000.00
9723	593469	881310	Connecticut General Life Insurance Co	$70,000.00
7936	2030940		Connecticut General Life Insurance Co	$135,000.00
11836	2048347	247843819	Connecticut General Life Insurance Co	$217,015.00
8933	7015891		Connecticut General Life Insurance Co	$648,000.00
7786	7017263		Connecticut General Life Insurance Co	$141,000.00
9905	7020028		Connecticut General Life Insurance Co	$90,000.00
77904	7030055		Connecticut General Life Insurance Co	$1,000,000.00
5943	7030935		Connecticut General Life Insurance Co	$84,000.00
7262	7038798		Connecticut General Life Insurance Co	$24,000.00
11943	7049275		Connecticut General Life Insurance Co	$117,000.00
14285	7062787		Connecticut General Life Insurance Co	$43,000.00
8184	7064050		Connecticut General Life Insurance Co	$54,000.00
15677	060022477		Connecticut General Life Insurance Co	$50,000.00
13893	070010845		Connecticut General Life Insurance Co	$87,000.00
8442	070010925		Connecticut General Life Insurance Co	$31,630.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
22839	070011473		Connecticut General Life Insurance Co	$100,000.00
10978	070011644		Connecticut General Life Insurance Co	$85,000.00
28037	070011731		Connecticut General Life Insurance Co	$30,000.00
7145	070011754		Connecticut General Life Insurance Co	$43,000.00
9136	070012135		Connecticut General Life Insurance Co	$100,000.00
10135	070012253		Connecticut General Life Insurance Co	$90,000.00
23881	090010141		Connecticut General Life Insurance Co	$89,200.00
7187	020506576 / M100860	6125012	Connecticut General Life Insurance Co	$70,000.00
11837	FLX980053	SSN (redacted)	Connecticut General Life Insurance Co	$42,432.00
22736	G103460	6117664	Connecticut General Life Insurance Co	$100,000.00
22584	L104390	22700310	Connecticut General Life Insurance Co	$26,000.00
4733	L104500	6634227	Connecticut General Life Insurance Co	$80,000.00
25414	L104500	6636969	Connecticut General Life Insurance Co	$189,000.00
11203	L104500	6637301	Connecticut General Life Insurance Co	$82,000.00
10129	L10454A	6122700	Connecticut General Life Insurance Co	$30,000.00
9689	M100500	10117249	Connecticut General Life Insurance Co	$15,000.00
18243	M100860	6123734	Connecticut General Life Insurance Co	$180,000.00
9063	M100860	6123739	Connecticut General Life Insurance Co	$78,000.00
22216	M100860	6123837	Connecticut General Life Insurance Co	$99,000.00
18836	M-100860	6125978	Connecticut General Life Insurance Co	$110,000.00
25498	M100880	6624246	Connecticut General Life Insurance Co	$55,000.00
8708	M100970		Connecticut General Life Insurance Co	$109,000.00
11787	M101710	6136038	Connecticut General Life Insurance Co	$75,000.00
23327	M101960	6138704	Connecticut General Life Insurance Co	$80,000.00
13732	M101960	6138745	Connecticut General Life Insurance Co	$40,000.00
10290	M102240	6638332	Connecticut General Life Insurance Co	$116,000.00
7791	M102240	6638449	Connecticut General Life Insurance Co	$40,000.00
10471	M10226B	6146103	Connecticut General Life Insurance Co	$40,000.00
7297	M102350	6147755	Connecticut General Life Insurance Co	$120,000.00
36265	M102430	6150216	Connecticut General Life Insurance Co	$86,000.00
7164	M102430	6150286	Connecticut General Life Insurance Co	$110,000.00
22664	M102430	6151010	Connecticut General Life Insurance Co	$240,000.00
8183	M102430	6151030	Connecticut General Life Insurance Co	$81,000.00
19870	M102430	6153692	Connecticut General Life Insurance Co	$50,000.00
7229	M102600	6643717	Connecticut General Life Insurance Co	$169,000.00
7349	M102600	6646989	Connecticut General Life Insurance Co	$168,000.00
23281	M102600	6647507	Connecticut General Life Insurance Co	$177,000.00
22827	M102600	6647508	Connecticut General Life Insurance Co	$72,000.00
15017	M102750	6159710	Connecticut General Life Insurance Co	$30,000.00
23841	M102880	6168353	Connecticut General Life Insurance Co	$58,000.00
7263	M102990	6169178	Connecticut General Life Insurance Co	$50,000.00
9936	M103050	6654252	Connecticut General Life Insurance Co	$89,500.00
19244	M103050	6653478	Connecticut General Life Insurance Co	$224,000.00
36021	M103050	6655557	Connecticut General Life Insurance Co	$70,000.00
15678	M103050	6656932	Connecticut General Life Insurance Co	$136,000.00
22587	M103080	6170256	Connecticut General Life Insurance Co	$100,000.00
9804	M103520	6174327	Connecticut General Life Insurance Co	$39,000.00
15458	M103670	6175461	Connecticut General Life Insurance Co	$100,000.00
13296	M103800	6176143	Connecticut General Life Insurance Co	$46,000.00
16749	M103800	6176216	Connecticut General Life Insurance Co	$62,000.00
17876	M103800	6176385	Connecticut General Life Insurance Co	$112,000.00
17420	M103800	6176643	Connecticut General Life Insurance Co	$112,000.00
16862	M103800	6176165	Connecticut General Life Insurance Co	$193,000.00
21971	M104040		Connecticut General Life Insurance Co	$80,000.00
21376	M500630	6625756	Connecticut General Life Insurance Co	$250,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10397	M600610	6628193	Connecticut General Life Insurance Co	$85,000.00
10152	1090070701		Conseco Insurance Company (merged into Washington National Ins Company)	$110,000.00
11584	1090171394		Conseco Insurance Company (merged into Washington National Ins Company)	$100,000.00
10034	2200639245		Conseco Insurance Company (merged into Washington National Ins Company)	$25,000.00
10386	000316088		Conseco Life Insurance Company	$15,000.00
10387	000339868		Conseco Life Insurance Company	$10,000.00
14182	010394797		Conseco Life Insurance Company	$75,000.00
31203	010410237		Conseco Life Insurance Company	$200,000.00
9694	0080048900		Conseco Life Insurance Company	$50,000.00
32140	1090001419		Conseco Life Insurance Company	$57,240.00
9510	1090119598		Conseco Life Insurance Company	$100,000.00
9628	1090132504		Conseco Life Insurance Company	$150,000.00
7788	1090141779		Conseco Life Insurance Company	$100,000.00
7363	1090238611		Conseco Life Insurance Company	$70,000.00
10244	1090240046		Conseco Life Insurance Company	$100,000.00
12380	1090246822		Conseco Life Insurance Company	$100,000.00
19093	1090260878		Conseco Life Insurance Company	$150,000.00
32142	1090294802		Conseco Life Insurance Company	$22,500.00
32143	1090375136		Conseco Life Insurance Company	$32,500.00
32144	1090418529		Conseco Life Insurance Company	$40,000.00
15580	1090469152		Conseco Life Insurance Company	$100,000.00
14486	1090510636		Conseco Life Insurance Company	$100,000.00
13249	1090523282		Conseco Life Insurance Company	$50,000.00
22371	1090527110		Conseco Life Insurance Company	$100,000.00
6874	1090544955		Conseco Life Insurance Company	$100,000.00
32145	1090576802		Conseco Life Insurance Company	$36,000.00
32141	1099000476		Conseco Life Insurance Company	$53,160.00
9656	2300039474		Conseco Life Insurance Company	$100,000.00
21649	2300086369		Conseco Life Insurance Company	$50,000.00
9161	2300122108		Conseco Life Insurance Company	$83,000.00
7836	2300143386		Conseco Life Insurance Company	$50,000.00
32139	10UL002519		Conseco Life Insurance Company	$92,280.00
10275	233278364P		Conseco Life Insurance Company	$250,000.00
12997	088S39200		Constitution Life Insurance Company	$33,659.00
8158	0WS032373		Constitution Life Insurance Company	$19,671.00
11535	03691		Continental American Insurance Company	$10,000.00
7310	03414800		Continental Assurance Company	$85,000.00
7309	03422513		Continental Assurance Company	$85,000.00
18363	85001955		Continental Assurance Company	$100,000.00
10126	000512814		Co-Operators Life Insurance Company	$20,000.00
8997	40165150		Cotton States Life Insurance Company	$25,000.00
15535	140151172		Cotton States Life Insurance Company	$25,000.00
8979	ML0094956		Country Life Insurance Company	$100,000.00
25194	2395636		Crown Life Insurance Company	$100,000.00
14553	904065		Dearborn National Life Insurance Company	$106,000.00
14213	17784		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$64,000.00
9912	38000	SSN (redacted)	Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$62,000.00
31428	0010001542		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$250,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
8589	CF0000620270		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$10,000.00
14476	CG000604111		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$30,000.00
13968	CG0616868		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$63,000.00
11128	CH0000570004		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$100,000.00
9520	CH00006645		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$94,000.00
7168	CH0001168777		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$51,000.00
10317	CM0000016194		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$15,000.00
13321	CM0000017600		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$26,000.00
8573	CM0000017727		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$59,000.00
7942	CM00018020		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$26,000.00
15371	F00000002398		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$50,000.00
14201	F00000003702		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$69,000.00
15581	F000002455		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$35,000.00
1598	FPORTNEW	566	Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$100,000.00
13329	G000007909		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$100,000.00
17314	P00000000798		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$178,371.00
17973	P00000015875		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$27,000.00
5580	P00000030795		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$10,000.00
25328	P00000031351		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$258,000.00
26954	P00000032567		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$128,000.00
7568	P00000034362		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$10,000.00
6390	P00000069783		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$375,000.00
8284	P00000072135		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$100,000.00
24184	P000027155		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$60,000.00
25464	P000027917		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$168,624.00
7534	P000070193		Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$15,000.00
13775	T65423	200804770	Dearborn National Life Insurance Company (formerly Fort Dearborn Life Insurance Company)	$20,000.00
11814	910200632L		Family Life Insurance Company	$28,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
47061	FL70000313		Family Life Insurance Company	$100,000.00
25497	02099922V		Farm Bureau Life Insurance Company	$42,000.00
7753	0317872		Farmers and Traders Life Ins	$100,000.00
10184	003324355		Farmers New World Life Insurance Company	$50,000.00
10176	003353484U		Farmers New World Life Insurance Company	$75,000.00
10466	003366047U		Farmers New World Life Insurance Company	$90,000.00
10687	004485001P		Farmers New World Life Insurance Company	$100,000.00
10981	004488044C		Farmers New World Life Insurance Company	$18,417.00
10752	004496358U		Farmers New World Life Insurance Company	$100,000.00
10534	004547072U		Farmers New World Life Insurance Company	$100,000.00
9980	004621922U		Farmers New World Life Insurance Company	$75,000.00
10850	004624281U		Farmers New World Life Insurance Company	$99,000.00
11011	004644079T		Farmers New World Life Insurance Company	$75,000.00
31565	004767460U		Farmers New World Life Insurance Company	$100,000.00
10548	004771532U		Farmers New World Life Insurance Company	$100,000.00
10557	004869622K		Farmers New World Life Insurance Company	$25,000.00
46088	279	216820279	FEGLI	$284,000.00
9285	4357		FEGLI	$230,000.00
7827	5476		FEGLI	$567,000.00
8171	5548		FEGLI	$75,000.00
8880	8127		FEGLI	$476,000.00
29925	A3428884-0	A3428884-0	FEGLI	$171,000.00
16083	A4256869-0	A4256869-0	FEGLI	$612,000.00
9344	A81826410	A81826410	FEGLI	$29,000.00
8061	CSA3759078	CSA3759078	FEGLI	$245,000.00
21692	CSA40047620	CSA40047620	FEGLI	$50,000.00
16526	CSA4019415	CSA4019415	FEGLI	$69,000.00
25440	CSA41568550	CSA41568550	FEGLI	$102,000.00
9500	CSA8040764	CSA8040764	FEGLI	$41,000.00
11467	CSA8042561	CSA8045261	FEGLI	$32,000.00
9917	CSA80511110	CSA80511110	FEGLI	$141,200.00
13551	CSA80588460	CSA80588460	FEGLI	$45,200.00
29513	CSA80676960	CSA80676960	FEGLI	$108,000.00
16011	CSA8070015	CSA8070015	FEGLI	$216,800.00
8362	CSA8081868	CSA8081868	FEGLI	$224,400.00
22813	CSA8145114	CSA8145114	FEGLI	$74,000.00
23954	CSA81791780	CSA81791780	FEGLI	$51,600.00
10690	SSN (redacted)	SSN (redacted)	FEGLI	$319,000.00
25503	SSN (redacted)	SSN (redacted)	FEGLI	$212,000.00
9375	SSN (redacted)	SSN (redacted)	FEGLI	$298,000.00
7951	SSN (redacted)	SSN (redacted)	FEGLI	$47,000.00
6351	SSN (redacted)	SSN (redacted)	FEGLI	$204,500.00
10959	SSN (redacted)	SSN (redacted)	FEGLI	$319,600.00
20814	SSN (redacted)	SSN (redacted)	FEGLI	$488,000.00
13084	SSN (redacted)	SSN (redacted)	FEGLI	$165,600.00
23150	SSN (redacted)	SSN (redacted)	FEGLI	$534,000.00
9019	SSN (redacted)	SSN (redacted)	FEGLI	$140,800.00
7789	SSN (redacted)	SSN (redacted)	FEGLI	$116,000.00
14683	SSN (redacted)	SSN (redacted)	FEGLI	$33,000.00
22409	SSN (redacted)	SSN (redacted)	FEGLI	$252,000.00
21257	SSN (redacted)	SSN (redacted)	FEGLI	$266,000.00
10444	SSN (redacted)	SSN (redacted)	FEGLI	$716,000.00
10760	SSN (redacted)	SSN (redacted)	FEGLI	$144,000.00
7240	SSN (redacted)	SSN (redacted)	FEGLI	$185,000.00
25352	SSN (redacted)	SSN (redacted)	FEGLI	$62,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
24285	SSN (redacted)	SSN (redacted)	FEGLI	$324,000.00
23647	SSN (redacted)	SSN (redacted)	FEGLI	$270,000.00
25051	111	1713795	Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$99,000.00
5673	00405738		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$100,000.00
19252	01137327		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$50,000.00
21989	01197158		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$2,000,000.00
23987	01224998		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$127,000.00
23479	01267889		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$52,000.00
19067	01406895		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$50,000.00
35087	01414877		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$125,200.00
29761	000000001415638		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$43,000.00
18171	1-001143963		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$50,000.00
24070	1-001233820		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$127,000.00
75105	L2022242		Fidelity & Guaranty Life Insurance Co (formerly OM Financial Life Insurance Company)	$2,000,000.00
10494	00297 0524482 4 0		Fidelity Security Life Insurance Company	$10,000.00
9652	FL683A-763907		Fidelity Security Life Insurance Company	$100,000.00
9993	FL683A-763910		Fidelity Security Life Insurance Company	$50,000.00
7771	FL683A-807759		Fidelity Security Life Insurance Company	$50,000.00
12856	04054966		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$100,000.00
7394	04214735		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$25,000.00
80796	I000005034		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$500,000.00
9716	L200012949		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$100,000.00
44501	U000031052		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$5,000,000.00
64737	U000036582		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$2,000,000.00
77301	U000038840		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$5,000,000.00
79361	U000040518		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$2,000,000.00
78090	U000041333		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$5,000,000.00
79686	U000041426		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$5,000,000.00
83551	U000041446		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$5,000,000.00
76389	U000041836		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$5,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
77357	U000043713		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$750,000.00
84411	U000044892		First Ameritas Life Insurance Company of New York (formerly Union Central Life Ins Co)	$3,500,000.00
25476	87624697		First Great-West L & A Ins Co	$150,000.00
13429	2655240		First Great-West Life & Annuity Ins	$50,000.00
13456	2656633		First Great-West Life & Annuity Ins	$85,000.00
25869	Y280319		First Great-West Life & Annuity Ins	$95,000.00
11898	169547		First Penn-Pacific Life Insurance Co	$51,000.00
34318	T100934388		First Penn-Pacific Life Insurance Co	$100,000.00
13204	GL-139546	SSN (redacted)	First Reliance Standard Life Ins Co	$20,000.00
9139	RI0000181A		First Reliance Standard Life Ins Co	$30,000.00
17354	RI0000275A		First Reliance Standard Life Ins Co	$39,222.00
8116	371737812		First United American Life Insurance Co	$10,000.00
22357	371769196		First United American Life Insurance Co	$10,000.00
20950	371783218		First United American Life Insurance Co	$10,000.00
29232	371938234		First United American Life Insurance Co	$20,000.00
25282	571282001	LPN802717	First Unum Life Insurance Company	$375,000.00
22045	930742001	BL0225926	First Unum Life Insurance Company	$94,000.00
7376	6123154650		First Unum Life Insurance Company	$55,794.00
5262	0930742-001	BL0166785	First Unum Life Insurance Company	$100,000.00
11019	0006190		Florida Combined Life Insurance Company	$116,000.00
13198	0890510		Florida Combined Life Insurance Company	$24,000.00
12443	164152		Foresters Life Insurance and Annuity Company	$25,000.00
24713	557041		Foresters Life Insurance and Annuity Company	$45,655.00
8043	001019793		Garden State Life Insurance Company	$100,000.00
9649	001042087		Garden State Life Insurance Company	$250,000.00
36085	04001797		Garden State Life Insurance Company	$100,000.00
13980	005021116		Garden State Life Insurance Company	$100,000.00
7991	05063058		Garden State Life Insurance Company	$100,000.00
19311	005122439		Garden State Life Insurance Company	$100,000.00
22022	005216451		Garden State Life Insurance Company	$100,000.00
7835	005277546		Garden State Life Insurance Company	$50,000.00
22483	005316617		Garden State Life Insurance Company	$100,000.00
8721	005316747		Garden State Life Insurance Company	$75,000.00
26384	005329822		Garden State Life Insurance Company	$100,000.00
7401	005330191		Garden State Life Insurance Company	$100,000.00
12112	005330495		Garden State Life Insurance Company	$100,000.00
11315	005331148		Garden State Life Insurance Company	$75,000.00
25423	005334436		Garden State Life Insurance Company	$50,000.00
22213	005340418		Garden State Life Insurance Company	$100,000.00
14487	005341772		Garden State Life Insurance Company	$100,000.00
7661	05343853		Garden State Life Insurance Company	$100,000.00
21753	005365192		Garden State Life Insurance Company	$100,000.00
12113	005371519		Garden State Life Insurance Company	$100,000.00
14214	005412175		Garden State Life Insurance Company	$50,000.00
11532	005436021		Garden State Life Insurance Company	$50,000.00
40454	005437563		Garden State Life Insurance Company	$100,000.00
28593	005505180		Garden State Life Insurance Company	$75,000.00
5537	05549585		Garden State Life Insurance Company	$50,000.00
30391	005634658		Garden State Life Insurance Company	$50,000.00
28298	05663313		Garden State Life Insurance Company	$50,000.00
34319	06027336		Garden State Life Insurance Company	$150,000.00
37216	06115375		Garden State Life Insurance Company	$100,000.00
40255	06159050		Garden State Life Insurance Company	$52,500.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
8025	3327881		General American Life Insurance Company	$67,000.00
10955	3334892		General American Life Insurance Company	$41,000.00
16341	3370864		General American Life Insurance Company	$69,000.00
57139	6065654		General American Life Insurance Company	$250,000.00
7291	1292821		Genworth Life and Annuity Insurance Co	$250,000.00
10674	1306196		Genworth Life and Annuity Insurance Co	$50,000.00
7973	1383274		Genworth Life and Annuity Insurance Co	$150,000.00
10802	1950623		Genworth Life and Annuity Insurance Co	$100,000.00
73896	2449101		Genworth Life and Annuity Insurance Co	$100,000.00
7308	002585299		Genworth Life and Annuity Insurance Co	$90,000.00
25379	2765543		Genworth Life and Annuity Insurance Co	$1,000,000.00
22968	2890529		Genworth Life and Annuity Insurance Co	$39,753.00
35854	2926453		Genworth Life and Annuity Insurance Co	$250,000.00
9102	2964828		Genworth Life and Annuity Insurance Co	$150,000.00
8701	2965214		Genworth Life and Annuity Insurance Co	$20,000.00
72419	2968185		Genworth Life and Annuity Insurance Co	$2,000,000.00
40125	2970158		Genworth Life and Annuity Insurance Co	$200,000.00
36478	2971194		Genworth Life and Annuity Insurance Co	$60,650.00
16323	5217414		Genworth Life and Annuity Insurance Co	$50,000.00
62085	5763486		Genworth Life and Annuity Insurance Co	$250,000.00
11263	J8300757T		Genworth Life and Annuity Insurance Co	$25,000.00
22244	M141163		Genworth Life and Annuity Insurance Co	$200,000.00
7497	N02125142		Genworth Life and Annuity Insurance Co	$200,000.00
23177	N02269157		Genworth Life and Annuity Insurance Co	$82,100.00
8217	N02282620		Genworth Life and Annuity Insurance Co	$100,000.00
79311	N02707544		Genworth Life and Annuity Insurance Co	$400,000.00
10015	T02608516		Genworth Life and Annuity Insurance Co	$50,000.00
30901	0010022333		Genworth Life Insurance Company	$350,000.00
7184	G5065132		Genworth Life Insurance Company	$26,000.00
10058	00009299		Gerber Life Insurance Company	$25,000.00
23818	00018821		Gerber Life Insurance Company	$50,000.00
24517	00019445		Gerber Life Insurance Company	$332,000.00
15660	00019509		Gerber Life Insurance Company	$21,000.00
21740	00044928		Gerber Life Insurance Company	$15,000.00
20952	00987911		Gerber Life Insurance Company	$15,000.00
13248	1483415		Gerber Life Insurance Company	$20,000.00
19489	2316269		Gerber Life Insurance Company	$10,000.00
7678	05373705		Gerber Life Insurance Company	$20,000.00
7677	5373706		Gerber Life Insurance Company	$20,000.00
23683	06513500		Gerber Life Insurance Company	$15,000.00
16013	06582610		Gerber Life Insurance Company	$30,000.00
10941	09217844		Gerber Life Insurance Company	$95,000.00
24515	14711284		Gerber Life Insurance Company	$66,000.00
39760	14712634		Gerber Life Insurance Company	$60,000.00
8562	14717930		Gerber Life Insurance Company	$11,028.00
7234	14731467		Gerber Life Insurance Company	$312,625.00
7478	010374442		Gleaner Life Insurance Society	$45,000.00
10388	004051413		Globe Life and Accident Insurance Co	$24,000.00
21871	005205785		Globe Life and Accident Insurance Co	$18,000.00
9245	006329962		Globe Life and Accident Insurance Co	$18,000.00
25431	008356490		Globe Life and Accident Insurance Co	$10,000.00
8641	009386803		Globe Life and Accident Insurance Co	$25,000.00
18716	060920955		Globe Life and Accident Insurance Co	$28,900.00
9539	070139269		Globe Life and Accident Insurance Co	$7,500.00
10780	003N60272		Globe Life and Accident Insurance Co	$30,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
7679	00-6T86634		Globe Life and Accident Insurance Co	$20,000.00
9541	00-7120419		Globe Life and Accident Insurance Co	$5,000.00
12251	00A664060	00A664060	Globe Life and Accident Insurance Co	$20,000.00
10020	00-B377320		Globe Life and Accident Insurance Co	$25,000.00
10019	00B878998		Globe Life and Accident Insurance Co	$15,000.00
10017	00B878999		Globe Life and Accident Insurance Co	$15,000.00
9200	00B986666		Globe Life and Accident Insurance Co	$10,000.00
10574	00C534907		Globe Life and Accident Insurance Co	$20,000.00
20573	00-C544826		Globe Life and Accident Insurance Co	$25,000.00
10144	00C585721		Globe Life and Accident Insurance Co	$10,000.00
11558	00C790265		Globe Life and Accident Insurance Co	$35,000.00
18079	00-C966814		Globe Life and Accident Insurance Co	$10,000.00
10018	00-D487521		Globe Life and Accident Insurance Co	$15,000.00
19660	00-D636485		Globe Life and Accident Insurance Co	$15,000.00
24706	00D978658		Globe Life and Accident Insurance Co	$10,000.00
9827	00-E042534		Globe Life and Accident Insurance Co	$15,000.00
9829	00E061817		Globe Life and Accident Insurance Co	$15,000.00
21687	00E268518		Globe Life and Accident Insurance Co	$15,000.00
12099	00E637492		Globe Life and Accident Insurance Co	$15,000.00
12102	00-E700463		Globe Life and Accident Insurance Co	$10,000.00
12100	00E712332		Globe Life and Accident Insurance Co	$10,000.00
12101	00E731863		Globe Life and Accident Insurance Co	$10,000.00
21308	00E766580		Globe Life and Accident Insurance Co	$15,000.00
18751	00E777520		Globe Life and Accident Insurance Co	$10,000.00
18091	00-E829818		Globe Life and Accident Insurance Co	$10,000.00
21663	00F014484	00F014484	Globe Life and Accident Insurance Co	$15,000.00
21664	00-F177222		Globe Life and Accident Insurance Co	$10,000.00
19217	00F588883		Globe Life and Accident Insurance Co	$20,000.00
10877	06-0843521		Globe Life and Accident Insurance Co	$30,052.00
26385	15-F925651		Globe Life and Accident Insurance Co	$100,000.00
13554	AOP9291538 / TL100TX	AOP9291538 / 009291538	Globe Life and Accident Insurance Co	$15,000.00
39030	GRTG1	00M443995	Globe Life and Accident Insurance Co	$30,000.00
52920	GRTG-1	00-P461659	Globe Life and Accident Insurance Co	$30,000.00
19181	TL-1	00B884330	Globe Life and Accident Insurance Co	$15,000.00
27923	TL3	00J218429	Globe Life and Accident Insurance Co	$20,000.00
25342	L52210482		Golden Rule Insurance Company	$100,000.00
8147	409112		Government Personnel Mutual Life Ins Co	$37,860.00
7598	F50141		Government Personnel Mutual Life Ins Co	$25,000.00
22613	37127		Grange Life Insurance Company	$100,000.00
22616	75625		Grange Life Insurance Company	$100,000.00
25745	CC2000769N		Great American Life Insurance Company	$100,000.00
19662	CC2002655		Great American Life Insurance Company	$100,000.00
19228	SM2117973		Great American Life Insurance Company	$50,000.00
9516	1461028		Great Southern Life Insurance Company	$50,000.00
9549	1642078		Great Southern Life Insurance Company	$75,000.00
9671	1659997		Great Southern Life Insurance Company	$27,000.00
25290	1828552		Great Southern Life Insurance Company	$400,000.00
9641	1846320		Great Southern Life Insurance Company	$250,000.00
10265	2158298		Great Southern Life Insurance Company	$25,000.00
7611	2194963		Great Southern Life Insurance Company	$75,000.00
10645	2281025		Great Southern Life Insurance Company	$74,000.00
9622	3609201494		Great Southern Life Insurance Company	$57,500.00
9856	4105890		Great-West Life & Annuity Insurance Co	$49,000.00
9904	04809431		Great-West Life & Annuity Insurance Co	$84,000.00
12046	04809447		Great-West Life & Annuity Insurance Co	$38,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
13501	4809800		Great-West Life & Annuity Insurance Co	$100,000.00
18647	4999020		Great-West Life & Annuity Insurance Co	$20,000.00
11218	87546916		Great-West Life & Annuity Insurance Co	$150,000.00
13783	42426		Great-West Life Assurance Co	$86,842.00
9854	04170225		Great-West Life Assurance Co	$97,700.00
10031	4195502		Great-West Life Assurance Co	$150,000.00
11040	4726317		Great-West Life Assurance Co	$25,500.00
9185	04995209		Great-West Life Assurance Co	$37,100.00
14204	10093716		Great-West Life Assurance Co	$60,000.00
10990	2 092375		Great-West Life Assurance Co	$36,840.00
11032	M007226P		Great-West Life Assurance Co	$144,000.00
7535	FGL 001(SBD-11)	SSN (redacted)	Guarantee Trust Life Insurance Company	$4,000.00
10837	GTL1101467		Guarantee Trust Life Insurance Company	$100,000.00
8643	MML 0217657		Guarantee Trust Life Insurance Company	$12,000.00
8642	MML0318309		Guarantee Trust Life Insurance Company	$12,000.00
10617	2937497		Guardian Insurance & Annuity Co Inc	$158,913.00
10620	3265538		Guardian Insurance & Annuity Co Inc	$25,000.00
10087	3526620		Guardian Insurance & Annuity Co Inc	$75,000.00
10245	3594353		Guardian Insurance & Annuity Co Inc	$110,000.00
10770	3600361		Guardian Insurance & Annuity Co Inc	$33,000.00
8428	3603188		Guardian Insurance & Annuity Co Inc	$25,000.00
12419	3610745		Guardian Insurance & Annuity Co Inc	$97,000.00
8789	5027144		Guardian Insurance & Annuity Co Inc	$84,000.00
12925	5035524		Guardian Insurance & Annuity Co Inc	$50,000.00
8601	6679718		Guardian Insurance & Annuity Co Inc	$35,000.00
10647	G252073/YY6822	Z10001010	Guardian Insurance & Annuity Co Inc	$75,000.00
10991	G255783E	Z10001559-00	Guardian Insurance & Annuity Co Inc	$58,000.00
28469	3489167		Guardian Life Ins Co of America	$84,000.00
19034	3818765		Guardian Life Ins Co of America	$75,000.00
28078	3839513		Guardian Life Ins Co of America	$50,000.00
7937	3933216		Guardian Life Ins Co of America	$48,000.00
20177	3997039		Guardian Life Ins Co of America	$135,000.00
22282	5034354		Guardian Life Ins Co of America	$17,000.00
22281	5034355		Guardian Life Ins Co of America	$50,000.00
16124	5045351		Guardian Life Ins Co of America	$25,000.00
25472	5909758		Guardian Life Ins Co of America	$167,600.00
14219	5916881		Guardian Life Ins Co of America	$35,000.00
23058	491272-Basic	SSN (redacted)	Guardian Life Ins Co of America	$73,000.00
23057	491272-Supp	SSN (redacted)	Guardian Life Ins Co of America	$120,000.00
13774	G288553HN	Z10004243-00	Guardian Life Ins Co of America	$100,000.00
82246	U320692		Guardian Life Ins Co of America	$3,000,000.00
15336	112835		Harleysville Life Insurance Company	$100,000.00
44633	L00000148		Harleysville Life Insurance Company	$1,000,000.00
7594	LL1725745		Hart Life Insurance Company	$18,100.00
22840	83069528	83069528	Hartford Life and Accident Insurance Co	$208,000.00
18024	0GL-099501	N/A	Hartford Life and Accident Insurance Co	$53,000.00
10331	52-0GL-099501 / 908-GN	SSN (redacted)	Hartford Life and Accident Insurance Co	$50,000.00
11063	AGL-1413	001151409-0101002	Hartford Life and Accident Insurance Co	$40,000.00
29860	GL099502	P000502797	Hartford Life and Accident Insurance Co	$175,000.00
27716	GL-099502	P000481916	Hartford Life and Accident Insurance Co	$20,000.00
8730	L01529722		Hartford Life and Accident Insurance Co	$61,000.00
10965	LL1545632		Hartford Life and Accident Insurance Co	$42,000.00
9140	LL1548715		Hartford Life and Accident Insurance Co	$18,000.00
9640	LL1549209		Hartford Life and Accident Insurance Co	$100,000.00
11989	LL1553984		Hartford Life and Accident Insurance Co	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11243	LL1556333		Hartford Life and Accident Insurance Co	$30,000.00
7265	LL1556346		Hartford Life and Accident Insurance Co	$112,000.00
19690	LL1565044		Hartford Life and Accident Insurance Co	$35,000.00
14723	LL1566509		Hartford Life and Accident Insurance Co	$69,000.00
90123	LL1567004		Hartford Life and Accident Insurance Co	$25,000.00
13700	LL1783255		Hartford Life and Accident Insurance Co	$106,800.00
9556	LL1783392		Hartford Life and Accident Insurance Co	$106,000.00
14738	LL1783460		Hartford Life and Accident Insurance Co	$10,000.00
18023	LU2118212		Hartford Life and Accident Insurance Co	$18,000.00
25353	LU2193760		Hartford Life and Accident Insurance Co	$37,000.00
27945	LU2207826		Hartford Life and Accident Insurance Co	$141,000.00
4728	OGL-99501	P000503260	Hartford Life and Accident Insurance Co	$88,000.00
90124	OGL99501090	P000564258	Hartford Life and Accident Insurance Co	$99,000.00
23280	OO-OGL-099501	P000564585	Hartford Life and Accident Insurance Co	$82,000.00
19033	U01463496		Hartford Life and Accident Insurance Co	$75,000.00
18484	WL4713571		Hartford Life and Accident Insurance Co	$99,000.00
35988	0GL-099501-0425	P000565060	Hartford Life and Annuity Insurance Co	$59,000.00
44657	102 U06031677		Hartford Life and Annuity Insurance Co	$5,000,000.00
7709	102 WL4711025		Hartford Life and Annuity Insurance Co	$70,000.00
61743	102U01593343		Hartford Life and Annuity Insurance Co	$5,000,000.00
78006	102U01858509		Hartford Life and Annuity Insurance Co	$2,500,000.00
78007	102U01887001		Hartford Life and Annuity Insurance Co	$2,500,000.00
75959	102U06035092		Hartford Life and Annuity Insurance Co	$2,000,000.00
78548	102U06035911		Hartford Life and Annuity Insurance Co	$1,000,000.00
62564	102-VL9015690		Hartford Life and Annuity Insurance Co	$2,000,000.00
70097	102VL9367531		Hartford Life and Annuity Insurance Co	$4,000,000.00
35134	102WL3161844		Hartford Life and Annuity Insurance Co	$47,000.00
7682	AGL-1310 / 68652-2	04087-0008407 / 040870008407	Hartford Life and Annuity Insurance Co	$187,000.00
7728	LL1540196		Hartford Life and Annuity Insurance Co	$104,000.00
10219	LL1540696		Hartford Life and Annuity Insurance Co	$81,000.00
22484	LL1569363		Hartford Life and Annuity Insurance Co	$26,000.00
9076	LL1789024		Hartford Life and Annuity Insurance Co	$36,088.00
9443	LU0804776		Hartford Life and Annuity Insurance Co	$50,000.00
23585	LU2118217		Hartford Life and Annuity Insurance Co	$25,000.00
21770	LU2140726		Hartford Life and Annuity Insurance Co	$35,100.00
24395	LU2145780		Hartford Life and Annuity Insurance Co	$29,000.00
16785	LU2146172		Hartford Life and Annuity Insurance Co	$195,000.00
28468	LU2155972		Hartford Life and Annuity Insurance Co	$87,000.00
18275	LU2155994		Hartford Life and Annuity Insurance Co	$25,000.00
25485	LU2177040		Hartford Life and Annuity Insurance Co	$50,000.00
12315	LU2185372		Hartford Life and Annuity Insurance Co	$79,000.00
30430	LU2190402		Hartford Life and Annuity Insurance Co	$50,000.00
27778	LU2196618		Hartford Life and Annuity Insurance Co	$42,000.00
10097	LU2197689		Hartford Life and Annuity Insurance Co	$331,000.00
37214	LU2213476		Hartford Life and Annuity Insurance Co	$200,000.00
64877	U01585796		Hartford Life and Annuity Insurance Co	$1,000,000.00
6538	U01784108		Hartford Life and Annuity Insurance Co	$454,932.00
32642	U01822101		Hartford Life and Annuity Insurance Co	$2,500,000.00
10014	VL9200331		Hartford Life and Annuity Insurance Co	$90,000.00
9690	WL4707664		Hartford Life and Annuity Insurance Co	$18,000.00
15351	WL4711484		Hartford Life and Annuity Insurance Co	$158,000.00
29524	OGL 099504	P000497791	Hartford Life Group Ins Co	$104,000.00
7385	WL3203597		Hartford Life Group Ins Co	$106,000.00
24037	WL4709597		Hartford Life Group Ins Co	$88,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
16593	402951	SSN (redacted)	Hartford Life Insurance Company	$76,056.00
6720	000 UL1781614		Hartford Life Insurance Company	$5,500,000.00
22406	000GL099501	P000507223	Hartford Life Insurance Company	$72,000.00
23584	00-0GL-099501	P000507223	Hartford Life Insurance Company	$270,000.00
34228	102WL4708156		Hartford Life Insurance Company	$96,600.00
10523	52-0GL-099501	SSN (redacted)	Hartford Life Insurance Company	$59,000.00
10892	52-0GL-099501		Hartford Life Insurance Company	$50,000.00
77875	AGL1599	SSN (redacted)	Hartford Life Insurance Company	$7,500.00
13767	AGL-1634	43029	Hartford Life Insurance Company	$50,000.00
22751	GL-099501	P000565141	Hartford Life Insurance Company	$26,000.00
25392	GL-99500 / P000490933	680370	Hartford Life Insurance Company	$63,000.00
22485	GL-99501 / P000572212	SSN (redacted)	Hartford Life Insurance Company	$32,250.00
21286	GL-99501 / P000573556	SSN (redacted)	Hartford Life Insurance Company	$50,000.00
10858	GLT205179	22757	Hartford Life Insurance Company	$79,000.00
8567	LL1547283		Hartford Life Insurance Company	$52,000.00
9429	LL1556081		Hartford Life Insurance Company	$60,000.00
13432	LL1567085		Hartford Life Insurance Company	$130,000.00
13766	LL1732066		Hartford Life Insurance Company	$60,000.00
23573	LL1734827		Hartford Life Insurance Company	$100,000.00
14510	LL1783275		Hartford Life Insurance Company	$60,000.00
11301	LL1787263		Hartford Life Insurance Company	$44,000.00
22747	LU2123346		Hartford Life Insurance Company	$26,000.00
22834	LU2130604		Hartford Life Insurance Company	$50,000.00
12752	LU2174578		Hartford Life Insurance Company	$63,000.00
22163	LU2205282		Hartford Life Insurance Company	$200,000.00
26389	LU2211303		Hartford Life Insurance Company	$130,000.00
25341	P000623163		Hartford Life Insurance Company	$93,000.00
10794	SGL057589	75789	Hartford Life Insurance Company	$62,000.00
21825	U01570871		Hartford Life Insurance Company	$93,000.00
22562	U01789372		Hartford Life Insurance Company	$350,000.00
61877	U01849836		Hartford Life Insurance Company	$5,000,000.00
61831	U01872920		Hartford Life Insurance Company	$3,000,000.00
19657	WL3175745		Hartford Life Insurance Company	$68,000.00
10475	WL4705696		Hartford Life Insurance Company	$104,000.00
77877	WL4710462		Hartford Life Insurance Company	$15,000.00
22997	WL4711295		Hartford Life Insurance Company	$125,000.00
82173	WL4712634		Hartford Life Insurance Company	$48,000.00
82172	WL4712637		Hartford Life Insurance Company	$144,000.00
82460	WL4715335		Hartford Life Insurance Company	$37,500.00
12719	WN0480273		HumanaDental Insurance Company	$48,400.00
11648	WN0591130		HumanaDental Insurance Company	$50,000.00
10424	L10602352A		IdeaLife Insurance Company	$10,000.00
13819	5082484		Industrial Alliance (formerly: National Life Assurance Co. of Canada)	$32,895.00
9921	Z591876152		Industrial-Alliance Pacific Life Ins. Co.	$80,000.00
10496	GL187798	7019711	ING Insurance Co of America	$20,612.76
8993	U000051948		ING USA Annuity and Life Insurance Co	$100,000.00
7195	3031265267		Investors Life Insurance Co of NA	$50,000.00
9093	0003848993		Jackson National Life (Life Insurance Co of Georgia)	$87,000.00
14596	0003866126		Jackson National Life (Life Insurance Co of Georgia)	$32,000.00
7482	0012756571		Jackson National Life (Life Insurance Co of Georgia)	$50,000.00
8437	91249029		Jackson National Life (Life Insurance Co of Georgia)	$10,000.00
22749	0091577219		Jackson National Life (Life Insurance Co of Georgia)	$20,000.00
10002	0008492980		Jackson National Life Insurance Company	$300,000.00
17359	0013611760		Jackson National Life Insurance Company	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11575	0014835020		Jackson National Life Insurance Company	$250,000.00
24564	0015864750		Jackson National Life Insurance Company	$50,000.00
10870	0016262050		Jackson National Life Insurance Company	$100,000.00
30541	0017916300		Jackson National Life Insurance Company	$684,931.00
8741	0018469150		Jackson National Life Insurance Company	$150,000.00
7801	0018842220		Jackson National Life Insurance Company	$225,000.00
9928	0019093750		Jackson National Life Insurance Company	$100,000.00
10393	0019178520		Jackson National Life Insurance Company	$250,000.00
7343	0020283590		Jackson National Life Insurance Company	$200,000.00
8343	0020356080		Jackson National Life Insurance Company	$100,000.00
10614	0020491820		Jackson National Life Insurance Company	$250,000.00
10748	0021693050		Jackson National Life Insurance Company	$50,000.00
28947	0021695830		Jackson National Life Insurance Company	$100,000.00
10178	0021760660		Jackson National Life Insurance Company	$100,000.00
7305	0022102640		Jackson National Life Insurance Company	$225,000.00
10173	0022291860		Jackson National Life Insurance Company	$145,000.00
18714	0022306690		Jackson National Life Insurance Company	$200,000.00
9631	0022824040		Jackson National Life Insurance Company	$90,000.00
9850	0022824930		Jackson National Life Insurance Company	$25,000.00
9978	0023189480		Jackson National Life Insurance Company	$75,000.00
25335	3000007944		Jackson National Life Insurance Company	$50,000.00
60596	3100008889		Jackson National Life Insurance Company	$1,200,000.00
66453	3100010288		Jackson National Life Insurance Company	$250,000.00
18743	002751209U		Jackson National Life Insurance Company	$50,000.00
90027	CVN0000226		Jackson National Life Insurance Company	$500,000.00
89993	ULMA000006		Jackson National Life Insurance Company	$304,300.00
10374	0279431		Jackson National Life Insurance Company (formerl;y Reassure America Life Ins Co)	$50,000.00
9129	82059418		Jackson National Life Insurance Company (formerl;y Reassure America Life Ins Co)	$38,000.00
10666	IN0212469		Jackson National Life Insurance Company (formerl;y Reassure America Life Ins Co)	$300,000.00
19668	P3040088		Jackson National Life Insurance Company (formerl;y Reassure America Life Ins Co)	$50,000.00
19667	P3069148		Jackson National Life Insurance Company (formerl;y Reassure America Life Ins Co)	$50,000.00
22207	Z71744		Jackson National Life Insurance Company (formerl;y Reassure America Life Ins Co)	$300,000.00
9519	01801005		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$119,000.00
8605	01803491		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$142,400.00
11899	01808632		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$185,000.00
13534	01809521		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$15,000.00
9166	01809613		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$100,000.00
14342	01809786		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$35,000.00
12751	01810350		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$13,000.00
18899	01811672		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
14343	01811745		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$100,000.00
23697	01811794		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$200,000.00
11561	3737110		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$11,000.00
12768	04000286		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$250,000.00
11560	4692963		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$11,000.00
11559	4970669		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$11,000.00
13553	7366862		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$6,120.00
12071	7599760		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$11,000.00
12252	9655038		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$11,000.00
12253	9926214		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$10,000.00
9377	82054394		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$33,000.00
24799	3000007945		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$50,000.00
6194	C3025211		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$100,000.00
2857	TL0223378A		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$25,000.00
6824	TL-0223732A		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$100,000.00
35330	UL00000644		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$3,000,000.00
11585	ULBA000073		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$200,000.00
8617	ULCI000024		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$161,000.00
77531	ULNY000073		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$1,000,000.00
9645	VIHN006575		Jackson National Life Insurance Company (formerly Reassure America Life Insurance Company)	$500,000.00
14994	56256	1182462	John Hancock Life Insurance Company	$81,000.00
22668	111727	10003123471	John Hancock Life Insurance Company	$240,000.00
9011	195442		John Hancock Life Insurance Company	$150,000.00
10461	15121098		John Hancock Life Insurance Company	$47,000.00
9624	15123169		John Hancock Life Insurance Company	$57,000.00
4273	49005572		John Hancock Life Insurance Company	$100,000.00
23096	55890842		John Hancock Life Insurance Company	$500,000.00
8488	56790926		John Hancock Life Insurance Company	$65,000.00
25369	58557984		John Hancock Life Insurance Company	$1,000,000.00
11066	66922985		John Hancock Life Insurance Company	$50,000.00
9888	066959482		John Hancock Life Insurance Company	$180,000.00
22578	67267923		John Hancock Life Insurance Company	$81,000.00
8851	075081603		John Hancock Life Insurance Company	$79,000.00
8670	2673000423702	2673000423702	John Hancock Life Insurance Company	$25,000.00
7668	1H1888LT	94762-GRP	John Hancock Life Insurance Company	$150,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
7370	25656-024524	SSN (redacted)	John Hancock Life Insurance Company	$100,000.00
8688	M30062895		John Hancock Life Insurance Company	$63,935.00
10939	M30077645		John Hancock Life Insurance Company	$93,190.00
13459	MV007010779		John Hancock Life Insurance Company	$125,805.00
9762	MV007012030		John Hancock Life Insurance Company	$150,000.00
7861	ORD 066289062		John Hancock Life Insurance Company	$100,000.00
8898	ORD 067218335		John Hancock Life Insurance Company	$150,000.00
19388	ORD 075134103		John Hancock Life Insurance Company	$35,000.00
7737	ORD065079382		John Hancock Life Insurance Company	$10,000.00
12313	ORD066404668		John Hancock Life Insurance Company	$100,000.00
12446	ORD067048445		John Hancock Life Insurance Company	$100,000.00
8519	ORD067066784		John Hancock Life Insurance Company	$160,000.00
7970	ORD067067418		John Hancock Life Insurance Company	$144,000.00
8309	ORD067105321		John Hancock Life Insurance Company	$172,000.00
8714	ORD067109004		John Hancock Life Insurance Company	$100,000.00
16713	ORD067242477		John Hancock Life Insurance Company	$100,000.00
19838	ORD075069284		John Hancock Life Insurance Company	$200,000.00
12314	ORD075115817		John Hancock Life Insurance Company	$93,000.00
66001	UL00262865		John Hancock Life Insurance Company	$2,000,000.00
65990	UL00262866		John Hancock Life Insurance Company	$1,000,000.00
5901	UL00266778		John Hancock Life Insurance Company	$2,000,000.00
40535	UL1406083		John Hancock Life Insurance Company	$500,000.00
7345	VL000137844		John Hancock Life Insurance Company	$25,000.00
20442	VL000737166		John Hancock Life Insurance Company	$25,000.00
7188	VL000874048		John Hancock Life Insurance Company	$121,373.00
31558	59289306		John Hancock Life Insurance Company NY	$1,000,000.00
44580	59411561		John Hancock Life Insurance Company NY	$500,000.00
43517	59485466		John Hancock Life Insurance Company NY	$2,500,000.00
37701	59535922		John Hancock Life Insurance Company NY	$2,500,000.00
80686	59642009		John Hancock Life Insurance Company NY	$3,000,000.00
78838	059665331		John Hancock Life Insurance Company NY	$3,000,000.00
56757	59693705		John Hancock Life Insurance Company NY	$10,000,000.00
56476	59995258		John Hancock Life Insurance Company NY	$5,000,000.00
68674	93104719		John Hancock Life Insurance Company NY	$1,500,000.00
61880	93214195		John Hancock Life Insurance Company NY	$5,000,000.00
70913	93223287		John Hancock Life Insurance Company NY	$2,000,000.00
65570	93341139		John Hancock Life Insurance Company NY	$350,000.00
72194	93550895		John Hancock Life Insurance Company NY	$5,000,000.00
75021	93753598		John Hancock Life Insurance Company NY	$5,000,000.00
76718	93899763		John Hancock Life Insurance Company NY	$6,500,000.00
81609	94002227		John Hancock Life Insurance Company NY	$5,000,000.00
80706	94109774		John Hancock Life Insurance Company NY	$10,000,000.00
85306	94117892		John Hancock Life Insurance Company NY	$8,000,000.00
82850	94325735		John Hancock Life Insurance Company NY	$1,100,000.00
70002	1202881		John Hancock Life Insurance Company USA	$1,150,000.00
86513	001204906		John Hancock Life Insurance Company USA	$10,000,000.00
89927	1204936		John Hancock Life Insurance Company USA	$1,752,400.00
84768	1406108		John Hancock Life Insurance Company USA	$1,700,000.00
88495	1415063		John Hancock Life Insurance Company USA	$1,000,000.00
28559	58504358		John Hancock Life Insurance Company USA	$500,000.00
23756	59071647		John Hancock Life Insurance Company USA	$200,000.00
84769	59076067		John Hancock Life Insurance Company USA	$1,000,000.00
84765	59120949		John Hancock Life Insurance Company USA	$1,000,000.00
84766	59120964		John Hancock Life Insurance Company USA	$1,000,000.00
36449	59479758		John Hancock Life Insurance Company USA	$2,500,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
86780	59528919		John Hancock Life Insurance Company USA	$1,096,184.00
56022	59620674		John Hancock Life Insurance Company USA	$311,823.00
57363	59775593		John Hancock Life Insurance Company USA	$5,000,000.00
61188	93081156		John Hancock Life Insurance Company USA	$5,000,000.00
73375	93230571		John Hancock Life Insurance Company USA	$5,000,000.00
61187	93273894		John Hancock Life Insurance Company USA	$5,000,000.00
69523	93390078		John Hancock Life Insurance Company USA	$5,000,000.00
66878	93402923		John Hancock Life Insurance Company USA	$10,000,000.00
71669	93409514		John Hancock Life Insurance Company USA	$5,000,000.00
75291	93425981		John Hancock Life Insurance Company USA	$3,000,000.00
61607	93463255		John Hancock Life Insurance Company USA	$559,904.00
82290	93494946		John Hancock Life Insurance Company USA	$2,000,000.00
87607	93578284		John Hancock Life Insurance Company USA	$1,000,000.00
73489	93579324		John Hancock Life Insurance Company USA	$3,000,000.00
73772	93582476		John Hancock Life Insurance Company USA	$2,000,000.00
73436	93595296		John Hancock Life Insurance Company USA	$3,500,000.00
78746	93595718		John Hancock Life Insurance Company USA	$1,000,000.00
71028	93600724		John Hancock Life Insurance Company USA	$2,000,000.00
75347	93633709		John Hancock Life Insurance Company USA	$800,000.00
75348	93633717		John Hancock Life Insurance Company USA	$800,000.00
75349	93633725		John Hancock Life Insurance Company USA	$700,000.00
74074	93647972		John Hancock Life Insurance Company USA	$3,333,333.00
84588	93652840		John Hancock Life Insurance Company USA	$6,000,000.00
74747	93665396		John Hancock Life Insurance Company USA	$2,100,000.00
88885	93707727		John Hancock Life Insurance Company USA	$12,000,000.00
72840	93711612		John Hancock Life Insurance Company USA	$4,000,000.00
76250	93729481		John Hancock Life Insurance Company USA	$3,000,000.00
76234	93733459		John Hancock Life Insurance Company USA	$2,500,000.00
78830	93770824		John Hancock Life Insurance Company USA	$1,500,000.00
75401	93789824		John Hancock Life Insurance Company USA	$5,000,000.00
74075	93793628		John Hancock Life Insurance Company USA	$3,333,333.00
74076	93793636		John Hancock Life Insurance Company USA	$3,333,333.00
74748	93793800		John Hancock Life Insurance Company USA	$5,000,000.00
78008	93794758		John Hancock Life Insurance Company USA	$2,500,000.00
80606	93798270		John Hancock Life Insurance Company USA	$750,000.00
74990	93818557		John Hancock Life Insurance Company USA	$5,000,000.00
76324	93864452		John Hancock Life Insurance Company USA	$2,500,000.00
80605	93898856		John Hancock Life Insurance Company USA	$750,000.00
78781	93934776		John Hancock Life Insurance Company USA	$4,000,000.00
84480	93946200		John Hancock Life Insurance Company USA	$5,000,000.00
76455	93950798		John Hancock Life Insurance Company USA	$4,000,000.00
75548	93972032		John Hancock Life Insurance Company USA	$5,000,000.00
75547	93972040		John Hancock Life Insurance Company USA	$5,000,000.00
82648	94103264		John Hancock Life Insurance Company USA	$500,000.00
79103	94176096		John Hancock Life Insurance Company USA	$1,000,000.00
80457	94242864		John Hancock Life Insurance Company USA	$3,000,000.00
80549	94317708		John Hancock Life Insurance Company USA	$3,750,000.00
82649	94356458		John Hancock Life Insurance Company USA	$1,000,000.00
82262	95567010		John Hancock Life Insurance Company USA	$5,000,000.00
77038	UL1402937		John Hancock Life Insurance Company USA	$1,000,000.00
54525	1202997		John Hancock Variable Life Insurance Co	$7,500,000.00
56041	1203374		John Hancock Variable Life Insurance Co	$5,000,000.00
56035	1203375		John Hancock Variable Life Insurance Co	$5,000,000.00
56441	1203392		John Hancock Variable Life Insurance Co	$5,000,000.00
56042	1203985		John Hancock Variable Life Insurance Co	$5,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
56733	1203996		John Hancock Variable Life Insurance Co	$3,000,000.00
61278	1205386		John Hancock Variable Life Insurance Co	$4,000,000.00
59770	1212389		John Hancock Variable Life Insurance Co	$3,000,000.00
6164	ORD075259004		John Hancock Variable Life Insurance Co	$200,000.00
18752	ORD75027635		John Hancock Variable Life Insurance Co	$100,000.00
33458	804033		Kanawha Insurance Company	$50,000.00
9957	2537250		Kansas City Life Insurance Company	$75,000.00
5972	2678080		Kansas City Life Insurance Company	$200,000.00
26591	00U77141		Knights of Columbus	$6,258.00
13906	0823476		Lafayette Life Insurance Company	$45,000.00
14000	A0818038		Lafayette Life Insurance Company	$24,000.00
5695	G003384-P03	SSN (redacted)	Lafayette Life Insurance Company	$50,000.00
7761	30901001	7193-7000	Liberty Life Assurance Company of Boston	$20,000.00
16989	10250468NC3		Liberty Life Assurance Company of Boston	$145,000.00
11113	10754218NC3		Liberty Life Assurance Company of Boston	$186,000.00
23564	12362786NC3		Liberty Life Assurance Company of Boston	$200,000.00
8780	39327459NC3		Liberty Life Assurance Company of Boston	$76,000.00
9642	39837979NT3		Liberty Life Assurance Company of Boston	$300,000.00
15388	NC31015960		Liberty Life Assurance Company of Boston	$30,000.00
15671	SA3-810-260700-01	10028231	Liberty Life Assurance Company of Boston	$215,000.00
9294	A003351696		Liberty National Life Insurance Company	$15,000.00
6360	A032842110		Liberty National Life Insurance Company	$50,000.00
16960	A033035421		Liberty National Life Insurance Company	$20,000.00
24212	A033693693		Liberty National Life Insurance Company	$50,000.00
22627	N54497		Life Insurance Co of Boston & NY	$22,000.00
9043	8540314	T90-0147267	Life Insurance Company of North America	$50,000.00
24518	060010657		Life Insurance Company of North America	$10,000.00
8300	060011716		Life Insurance Company of North America	$336,000.00
9440	060012765		Life Insurance Company of North America	$98,000.00
13301	060012907		Life Insurance Company of North America	$42,640.00
10300	060013166		Life Insurance Company of North America	$40,000.00
14253	060014465		Life Insurance Company of North America	$27,506.00
15391	060014980		Life Insurance Company of North America	$50,000.00
14665	060015218		Life Insurance Company of North America	$72,000.00
12473	060015248		Life Insurance Company of North America	$110,000.00
13458	060016230		Life Insurance Company of North America	$205,000.00
11058	060016523		Life Insurance Company of North America	$130,000.00
8839	060016757		Life Insurance Company of North America	$82,000.00
22683	060017677		Life Insurance Company of North America	$100,000.00
11511	060018276		Life Insurance Company of North America	$43,000.00
21685	060018409		Life Insurance Company of North America	$54,000.00
15552	060018839		Life Insurance Company of North America	$57,000.00
8847	060019204		Life Insurance Company of North America	$213,000.00
13209	060019514		Life Insurance Company of North America	$242,673.00
25443	060020236		Life Insurance Company of North America	$360,000.00
14357	060021076		Life Insurance Company of North America	$191,000.00
9028	060021544		Life Insurance Company of North America	$130,000.00
10441	060021579		Life Insurance Company of North America	$30,000.00
24983	060022465		Life Insurance Company of North America	$276,000.00
8907	060022893		Life Insurance Company of North America	$182,000.00
31621	060023331		Life Insurance Company of North America	$84,000.00
22585	060023394		Life Insurance Company of North America	$40,000.00
9545	060024233		Life Insurance Company of North America	$71,000.00
21834	060024683		Life Insurance Company of North America	$135,000.00
7350	060025003		Life Insurance Company of North America	$31,700.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
13210	060025951		Life Insurance Company of North America	$30,000.00
10140	070012208		Life Insurance Company of North America	$100,000.00
7632	08540-335	T93-0383559	Life Insurance Company of North America	$10,000.00
5266	FLI51492	SSN (redacted)	Life Insurance Company of North America	$250,000.00
14252	FLM-050700	FTLX00011420	Life Insurance Company of North America	$55,000.00
6090	FLM-050710	FTLX00070701	Life Insurance Company of North America	$958,000.00
22823	FLM05167	FTLX00010263	Life Insurance Company of North America	$78,000.00
25382	FLM50355	FTLX00011304	Life Insurance Company of North America	$26,000.00
22373	FLX-963797	9626	Life Insurance Company of North America	$195,000.00
16470	FTL215721470	FTLX00003783	Life Insurance Company of North America	$160,000.00
7324	M102340	6191479	Life Insurance Company of North America	$20,000.00
9505	VTLX00020672	VTLX00020672	Life Insurance Company of North America	$50,000.00
10633	VTLX00023212		Life Insurance Company of North America	$10,000.00
10787	VTLX00023593	VTLX00023593	Life Insurance Company of North America	$50,000.00
14202	VTM2000	VTLX00022075	Life Insurance Company of North America	$50,000.00
69727	LS0147800		Life Insurance Company of the Southwest	$400,000.00
15251	CON008010		LifeMap Assurance Company (formerly Regence Life and Health Insurance Co)	$15,000.00
11832	CON008420		LifeMap Assurance Company (formerly Regence Life and Health Insurance Co)	$80,000.00
10543	CON008870		LifeMap Assurance Company (formerly Regence Life and Health Insurance Co)	$216,000.00
13332	86689		LifeSecure Insurance Co	$95,000.00
21076	000099215		LifeSecure Insurance Co	$50,000.00
8911	0000 347600367		LifeWise Assurance Company	$10,000.00
10311	xxxxxxxxx		LifeWise Assurance Company	$60,000.00
25535	0100767213		Lincoln Benefit Life Company	$150,000.00
25143	01N1025473		Lincoln Benefit Life Company	$600,000.00
6556	01N1162966		Lincoln Benefit Life Company	$2,000,000.00
48962	01N1214874		Lincoln Benefit Life Company	$500,000.00
55765	01N1294476		Lincoln Benefit Life Company	$2,000,000.00
62676	01N1310500		Lincoln Benefit Life Company	$2,000,000.00
67848	01N1316165		Lincoln Benefit Life Company	$4,000,000.00
61392	01N1320357		Lincoln Benefit Life Company	$5,000,000.00
70868	01N1323528		Lincoln Benefit Life Company	$4,500,000.00
75690	01N1331148		Lincoln Benefit Life Company	$4,000,000.00
70407	01N1344433		Lincoln Benefit Life Company	$4,000,000.00
87696	01N1346878		Lincoln Benefit Life Company	$3,000,000.00
74788	01N1360193		Lincoln Benefit Life Company	$2,000,000.00
74861	01N1360194		Lincoln Benefit Life Company	$2,000,000.00
73319	01N1363011		Lincoln Benefit Life Company	$3,000,000.00
77418	01N1363821		Lincoln Benefit Life Company	$4,000,000.00
84219	01N1380654		Lincoln Benefit Life Company	$3,000,000.00
77261	01N1393572		Lincoln Benefit Life Company	$5,000,000.00
82943	01N1410746		Lincoln Benefit Life Company	$5,000,000.00
76025	01N1P02039		Lincoln Benefit Life Company	$2,000,000.00
24955	01U0173188		Lincoln Benefit Life Company	$75,000.00
30992	01U0204772		Lincoln Benefit Life Company	$3,000,000.00
10731	318889		Lincoln Financial Group	$100,000.00
8387	0328354		Lincoln Financial Group	$150,000.00
7926	2042586		Lincoln Financial Group	$99,000.00
8449	2066704		Lincoln Financial Group	$100,000.00
11293	2066788		Lincoln Financial Group	$25,000.00
9201	0005458767		Lincoln Financial Group	$50,000.00
6378	0005580774		Lincoln Financial Group	$243,906.44

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
8230	7037407		Lincoln Financial Group	$10,000.00
11050	0008179386		Lincoln Financial Group	$80,000.00
14008	21835456		Lincoln Financial Group	$25,000.00
21992	21857541		Lincoln Financial Group	$2,000,000.00
12420	21865600		Lincoln Financial Group	$158,000.00
8737	612066754		Lincoln Financial Group	$150,000.00
7356	000840005000 00050	SSN (redacted)	Lincoln Financial Group	$30,000.00
21402	01-0118229	476509	Lincoln Financial Group	$175,000.00
13457	30-0000800-00000		Lincoln Financial Group	$27,000.00
14829	4000P100001781	CERTVACT-BL-88223 / 3263161559	Lincoln Financial Group	$50,000.00
22572	EXB598063		Lincoln Financial Group	$125,000.00
38035	LF5509827		Lincoln Financial Group	$500,000.00
26968	MJ7050066		Lincoln Financial Group	$75,000.00
17042	TG5187355		Lincoln Financial Group	$65,000.00
10414	304285		Lincoln Financial Group (formally Jefferson Pilot)	$100,000.00
10030	2514551		Lincoln Financial Group (formally Jefferson Pilot)	$90,000.00
33000	0002866064		Lincoln Financial Group (formally Jefferson Pilot)	$250,000.00
26705	0005165212		Lincoln Financial Group (formally Jefferson Pilot)	$100,000.00
16529	4000P100001781	CERTVACT-BL-68423 / 3279988390	Lincoln Financial Group (formally Jefferson Pilot)	$50,000.00
7779	EXB128219		Lincoln Financial Group (formally Jefferson Pilot)	$100,000.00
8848	EXB159069		Lincoln Financial Group (formally Jefferson Pilot)	$115,000.00
7512	EXB159116		Lincoln Financial Group (formally Jefferson Pilot)	$115,000.00
10784	EXB376825		Lincoln Financial Group (formally Jefferson Pilot)	$99,999.00
8659	EXB438879		Lincoln Financial Group (formally Jefferson Pilot)	$75,000.00
10968	EXB695921		Lincoln Financial Group (formally Jefferson Pilot)	$50,000.00
7459	EXB809470		Lincoln Financial Group (formally Jefferson Pilot)	$100,000.00
26024	JC5273411		Lincoln Financial Group (formally Jefferson Pilot)	$2,000,000.00
40842	JF5506581		Lincoln Financial Group (formally Jefferson Pilot)	$10,000,000.00
41347	JF5507832		Lincoln Financial Group (formally Jefferson Pilot)	$5,000,000.00
40000	JF5509614		Lincoln Financial Group (formally Jefferson Pilot)	$5,000,000.00
32155	JP5038835		Lincoln Financial Group (formally Jefferson Pilot)	$1,000,000.00
30222	JP5409855		Lincoln Financial Group (formally Jefferson Pilot)	$375,000.00
23160	TG5206786		Lincoln Financial Group (formally Jefferson Pilot)	$400,000.00
24247	TP 5406868		Lincoln Financial Group (formally Jefferson Pilot)	$50,000.00
7853	TP4240719		Lincoln Financial Group (formally Jefferson Pilot)	$22,000.00
8706	TP4271322		Lincoln Financial Group (formally Jefferson Pilot)	$68,000.00
8163	TP4289599		Lincoln Financial Group (formally Jefferson Pilot)	$43,000.00
9799	TP4326848		Lincoln Financial Group (formally Jefferson Pilot)	$55,000.00
18239	TP5087165		Lincoln Financial Group (formally Jefferson Pilot)	$101,200.00
21691	TP5228400		Lincoln Financial Group (formally Jefferson Pilot)	$173,000.00
22944	TP5247450		Lincoln Financial Group (formally Jefferson Pilot)	$80,000.00
10355	VP0178131R		Lincoln Financial Group (formally Jefferson Pilot)	$50,000.00
8007	VP0210409		Lincoln Financial Group (formally Jefferson Pilot)	$50,000.00
46605	VPA840325		Lincoln Financial Group (formally Jefferson Pilot)	$88,204.76
10218	VPA941360		Lincoln Financial Group (formally Jefferson Pilot)	$100,000.00
9606	VPB108029		Lincoln Financial Group (formally Jefferson Pilot)	$125,000.00
9199	VPB384504		Lincoln Financial Group (formally Jefferson Pilot)	$25,000.00
9604	VPG004430		Lincoln Financial Group (formally Jefferson Pilot)	$25,000.00
18672	473625		Lincoln Heritage Life Insurance Company	$10,000.00
71270	7309305		Lincoln Life & Annuity Company of NY	$7,000,000.00
70788	7310163		Lincoln Life & Annuity Company of NY	$2,000,000.00
63092	7312969		Lincoln Life & Annuity Company of NY	$1,000,000.00
73549	7315362		Lincoln Life & Annuity Company of NY	$10,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
48697	0008487696		Lincoln Life & Annuity Company of NY	$200,000.00
10495	010829124		Lincoln Life & Annuity Company of NY	$20,000.00
7479	6400162144		Lincoln Life & Annuity Company of NY	$100,000.00
10086	6400188872		Lincoln Life & Annuity Company of NY	$100,000.00
43550	JF5054877		Lincoln Life & Annuity Company of NY	$1,000,000.00
41616	JF5507993		Lincoln Life & Annuity Company of NY	$10,000,000.00
43578	JF5515991		Lincoln Life & Annuity Company of NY	$5,000,000.00
42518	JP5254119		Lincoln Life & Annuity Company of NY	$250,000.00
66894	JP5579418		Lincoln Life & Annuity Company of NY	$2,000,000.00
67541	LF5558567		Lincoln Life & Annuity Company of NY	$3,000,000.00
71110	LF5577008		Lincoln Life & Annuity Company of NY	$4,000,000.00
71186	LF5583377		Lincoln Life & Annuity Company of NY	$5,000,000.00
75298	LJ7002051		Lincoln Life & Annuity Company of NY	$2,000,000.00
75821	LJ7006110		Lincoln Life & Annuity Company of NY	$5,000,000.00
77753	LJ7016854		Lincoln Life & Annuity Company of NY	$5,000,000.00
78813	LJ7019341		Lincoln Life & Annuity Company of NY	$7,000,000.00
78374	LJ7020687		Lincoln Life & Annuity Company of NY	$5,000,000.00
78259	LJ7024979		Lincoln Life & Annuity Company of NY	$5,000,000.00
80373	LJ7027686		Lincoln Life & Annuity Company of NY	$5,000,000.00
78866	LJ7029857		Lincoln Life & Annuity Company of NY	$9,000,000.00
76990	LP5583606		Lincoln Life & Annuity Company of NY	$8,000,000.00
74556	LP5586703		Lincoln Life & Annuity Company of NY	$2,000,000.00
29729	7168123		Lincoln Life & Annuity of NY	$500,000.00
48046	7190541		Lincoln Life & Annuity of NY	$2,500,000.00
44641	LF5520757		Lincoln Life & Annuity of NY	$1,000,000.00
76536	LJ7005436		Lincoln Life & Annuity of NY	$200,000.00
76378	LJ7017502		Lincoln Life & Annuity of NY	$8,000,000.00
8206	2031368		Lincoln National Life Insurance Co	$20,000.00
86409	0003303694		Lincoln National Life Insurance Co	$285,000.00
86408	0003446085		Lincoln National Life Insurance Co	$146,424.00
75839	4824078		Lincoln National Life Insurance Co	$2,400,000.00
6733	7050399		Lincoln National Life Insurance Co	$2,850,000.00
71273	7067376		Lincoln National Life Insurance Co	$2,000,000.00
25387	7094097		Lincoln National Life Insurance Co	$350,000.00
72857	7095854		Lincoln National Life Insurance Co	$2,000,000.00
36150	7096298		Lincoln National Life Insurance Co	$300,000.00
30340	7111787		Lincoln National Life Insurance Co	$804,052.00
70358	7179678		Lincoln National Life Insurance Co	$250,000.00
70070	7181535		Lincoln National Life Insurance Co	$399,975.00
42396	7189657		Lincoln National Life Insurance Co	$1,000,000.00
40973	7192266		Lincoln National Life Insurance Co	$100,000.00
38653	7192333		Lincoln National Life Insurance Co	$1,000,000.00
33464	7194266		Lincoln National Life Insurance Co	$500,000.00
33462	7194268		Lincoln National Life Insurance Co	$500,000.00
69779	7207336		Lincoln National Life Insurance Co	$1,500,000.00
47580	7207337		Lincoln National Life Insurance Co	$1,000,000.00
58800	7228579		Lincoln National Life Insurance Co	$2,000,000.00
56604	7301313		Lincoln National Life Insurance Co	$2,000,000.00
88807	7326138		Lincoln National Life Insurance Co	$792,581.00
13695	280013080		Lincoln National Life Insurance Co	$150,000.00
90484	280014375		Lincoln National Life Insurance Co	$45,000.00
58614	546104983		Lincoln National Life Insurance Co	$4,000,000.00
7667	1004241270		Lincoln National Life Insurance Co	$150,000.00
16076	1004244938		Lincoln National Life Insurance Co	$25,000.00
9588	2007119509		Lincoln National Life Insurance Co	$500,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11515	6102057830		Lincoln National Life Insurance Co	$50,000.00
9227	10-04230538		Lincoln National Life Insurance Co	$10,000.00
9521	10-04244737		Lincoln National Life Insurance Co	$100,000.00
12040	20 7288957		Lincoln National Life Insurance Co	$25,000.00
29762	20-07312107		Lincoln National Life Insurance Co	$50,000.00
71935	JF5509175		Lincoln National Life Insurance Co	$4,500,000.00
44254	JF5516767		Lincoln National Life Insurance Co	$5,000,000.00
46606	JF5524916		Lincoln National Life Insurance Co	$1,000,000.00
70309	JF5552269		Lincoln National Life Insurance Co	$10,000,000.00
58498	JF5556122		Lincoln National Life Insurance Co	$5,000,000.00
60249	JF5557500		Lincoln National Life Insurance Co	$4,000,000.00
68461	JF5559766		Lincoln National Life Insurance Co	$4,000,000.00
59327	JF5569437		Lincoln National Life Insurance Co	$6,000,000.00
61765	JF5569733		Lincoln National Life Insurance Co	$4,000,000.00
61766	JF5578472		Lincoln National Life Insurance Co	$3,000,000.00
75054	JF5579348		Lincoln National Life Insurance Co	$7,000,000.00
72876	JF5583406		Lincoln National Life Insurance Co	$7,000,000.00
71320	JJ7007216		Lincoln National Life Insurance Co	$1,000,000.00
74276	JJ7010929		Lincoln National Life Insurance Co	$500,000.00
76963	JJ7012680		Lincoln National Life Insurance Co	$2,000,000.00
78968	JJ7015571		Lincoln National Life Insurance Co	$4,000,000.00
74277	JJ7017149		Lincoln National Life Insurance Co	$500,000.00
77725	JJ7020527		Lincoln National Life Insurance Co	$8,000,000.00
79466	JJ7020594		Lincoln National Life Insurance Co	$8,500,000.00
9643	JJ7024197		Lincoln National Life Insurance Co	$500,000.00
77155	JJ7029291		Lincoln National Life Insurance Co	$10,000,000.00
79792	JJ7035107		Lincoln National Life Insurance Co	$5,000,000.00
80278	JJ7038202		Lincoln National Life Insurance Co	$900,000.00
80004	JJ7039374		Lincoln National Life Insurance Co	$5,000,000.00
83447	JJ7068922		Lincoln National Life Insurance Co	$4,000,000.00
86428	JJ7109785		Lincoln National Life Insurance Co	$4,000,000.00
88040	JP4391616		Lincoln National Life Insurance Co	$568,493.00
88041	JP4391617		Lincoln National Life Insurance Co	$568,496.00
82086	JP5221230		Lincoln National Life Insurance Co	$500,000.00
91628	JP5405629		Lincoln National Life Insurance Co	$350,000.00
78864	JP5503408		Lincoln National Life Insurance Co	$350,000.00
78088	JP5535762		Lincoln National Life Insurance Co	$1,100,000.00
61992	JP5544732		Lincoln National Life Insurance Co	$7,000,000.00
59937	JP5548715		Lincoln National Life Insurance Co	$1,000,000.00
69296	JP5553986		Lincoln National Life Insurance Co	$2,000,000.00
85491	JP5554596		Lincoln National Life Insurance Co	$3,000,000.00
59862	JP5555248		Lincoln National Life Insurance Co	$8,000,000.00
61730	JP5556295		Lincoln National Life Insurance Co	$5,000,000.00
61923	JP5556675		Lincoln National Life Insurance Co	$5,000,000.00
68117	JP5558914		Lincoln National Life Insurance Co	$2,500,000.00
66987	JP5561789		Lincoln National Life Insurance Co	$3,000,000.00
66718	JP5564578		Lincoln National Life Insurance Co	$751,000.00
74889	JP5572502		Lincoln National Life Insurance Co	$10,000,000.00
65779	JP5575649		Lincoln National Life Insurance Co	$5,000,000.00
70548	JP5581249		Lincoln National Life Insurance Co	$4,500,000.00
72480	JP5582683		Lincoln National Life Insurance Co	$4,500,000.00
70357	JP5583280		Lincoln National Life Insurance Co	$2,000,000.00
71157	JP5583459		Lincoln National Life Insurance Co	$500,000.00
69998	JP5583460		Lincoln National Life Insurance Co	$5,000,000.00
72154	JP5583498		Lincoln National Life Insurance Co	$7,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
77250	JP5584076		Lincoln National Life Insurance Co	$5,000,000.00
68054	JP5585237		Lincoln National Life Insurance Co	$5,000,000.00
71862	JP5585706		Lincoln National Life Insurance Co	$500,000.00
68801	JP5585793		Lincoln National Life Insurance Co	$5,000,000.00
81231	JP5586547		Lincoln National Life Insurance Co	$10,000,000.00
63239	ML5560727		Lincoln National Life Insurance Co	$2,000,000.00
66274	ML5567752		Lincoln National Life Insurance Co	$2,500,000.00
73864	ML5583414		Lincoln National Life Insurance Co	$2,000,000.00
27509	7011607		Lincoln National Life Insurance Company	$250,000.00
8337	1633L0	10183321	Lincoln National Life Insurance Company	$175,500.00
11029	82702738		London Life Insurance Company	$161,000.00
11039	88480867		London Life Insurance Company	$148,000.00
21689	7000020678		Loyal American Life Insurance Company	$98,600.00
9504	000700831-0	000700831-0	Loyal American Life Insurance Company	$50,000.00
8705	1987744		Lutheran Brotherhood	$5,000.00
9848	423942		Madison National Life Insurance Co Inc	$100,152.00
10834	424065		Madison National Life Insurance Co Inc	$100,000.00
9688	038502170P		Madison National Life Insurance Co Inc	$5,000.00
10552	UL006066		Manhattan Life Insurance Company	$100,000.00
10460	CT9300570		Manhattan National Life Insurance Co	$23,000.00
10969	MN8508729		Manhattan National Life Insurance Co	$200,000.00
11369	5552318		Manufacturers Life Ins Co	$68,690.00
8556	4785609		Massachusetts Mutual Life Insurance Co	$100,000.00
10915	006113282		Massachusetts Mutual Life Insurance Co	$50,000.00
10916	6166533		Massachusetts Mutual Life Insurance Co	$50,000.00
10992	006196996		Massachusetts Mutual Life Insurance Co	$100,000.00
8204	6707721		Massachusetts Mutual Life Insurance Co	$35,000.00
8205	6967278		Massachusetts Mutual Life Insurance Co	$65,000.00
7626	007568978		Massachusetts Mutual Life Insurance Co	$100,000.00
8426	7796410		Massachusetts Mutual Life Insurance Co	$100,000.00
8430	7850719		Massachusetts Mutual Life Insurance Co	$50,000.00
22596	8224191		Massachusetts Mutual Life Insurance Co	$100,000.00
25386	008290273		Massachusetts Mutual Life Insurance Co	$200,000.00
10559	008662599		Massachusetts Mutual Life Insurance Co	$100,000.00
8108	008677420		Massachusetts Mutual Life Insurance Co	$28,307.00
8429	8785954		Massachusetts Mutual Life Insurance Co	$30,000.00
7357	008849603		Massachusetts Mutual Life Insurance Co	$19,000.00
7135	0008883000		Massachusetts Mutual Life Insurance Co	$100,000.00
8427	9790141		Massachusetts Mutual Life Insurance Co	$30,000.00
13083	11001813		Massachusetts Mutual Life Insurance Co	$158,000.00
34379	11004861		Massachusetts Mutual Life Insurance Co	$2,192,325.00
11901	11022432		Massachusetts Mutual Life Insurance Co	$45,000.00
13588	11023210		Massachusetts Mutual Life Insurance Co	$20,000.00
22443	11107787		Massachusetts Mutual Life Insurance Co	$25,000.00
29229	11306755		Massachusetts Mutual Life Insurance Co	$25,000.00
34351	11535929		Massachusetts Mutual Life Insurance Co	$25,000.00
8431	11544330		Massachusetts Mutual Life Insurance Co	$50,000.00
29944	15551218		Massachusetts Mutual Life Insurance Co	$400,000.00
31962	15557935		Massachusetts Mutual Life Insurance Co	$1,700,000.00
41640	15597047		Massachusetts Mutual Life Insurance Co	$1,000,000.00
73890	15605684		Massachusetts Mutual Life Insurance Co	$2,500,000.00
80583	15605865		Massachusetts Mutual Life Insurance Co	$5,000,000.00
70497	15606709		Massachusetts Mutual Life Insurance Co	$7,000,000.00
81521	15608067		Massachusetts Mutual Life Insurance Co	$5,000,000.00
56707	15608642		Massachusetts Mutual Life Insurance Co	$8,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
54847	15608644		Massachusetts Mutual Life Insurance Co	$8,000,000.00
55228	15611834		Massachusetts Mutual Life Insurance Co	$10,000,000.00
59758	15614438		Massachusetts Mutual Life Insurance Co	$4,500,000.00
66888	15617636		Massachusetts Mutual Life Insurance Co	$5,000,000.00
69845	15617815		Massachusetts Mutual Life Insurance Co	$4,000,000.00
69453	15620693		Massachusetts Mutual Life Insurance Co	$4,000,000.00
86001	15623509		Massachusetts Mutual Life Insurance Co	$10,000,000.00
68314	15624142		Massachusetts Mutual Life Insurance Co	$2,500,000.00
80985	15629146		Massachusetts Mutual Life Insurance Co	$2,000,000.00
8084	966000945G	232701009A	Massachusetts Mutual Life Insurance Co	$1,000,000.00
22444	997400922G	561921906A	Massachusetts Mutual Life Insurance Co	$168,000.00
7235	91017	91017-90022227078	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$540,000.00
8091	91018	1177872	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$20,000.00
15546	91700	SSN (redacted)	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$925,000.00
33909	96731	91099-98824040006	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$147,000.00
15160	143878	8957	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$90,000.00
16517	4584491		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$10,000.00
7559	4660303		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$82,900.00
9371	4661180		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$50,000.00
7745	4678270		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$50,000.00
10207	4698934		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$34,000.00
8505	4715457		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$15,000.00
81387	7385699		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$3,000,000.00
87697	7403296		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$1,500,000.00
29470	7422236		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$250,000.00
78824	7442607		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$250,000.00
73536	7459196		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$1,000,000.00
63612	7467976		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$1,000,000.00
7236	103276-G	98049-021-52-5985-0	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$91,000.00
34376	206175653USU		MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$750,000.00
7495	BGGR8888881200	BGGR8888881200	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$160,000.00
8339	G000AKS5	GVTLAKS5	MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut)	$100,000.00
27772	4807576		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
6011	7361692		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$1,000,000.00
27350	7398117		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$2,000,000.00
91627	7430267		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$500,000.00
40307	7449371		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$2,000,000.00
46786	7463347		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$500,000.00
25193	U7055232		MetLife Insurance Company USA (formerly MetLife Insurance Company of CT)	$100,000.00
39426	207142131USU		MetLife Insurance Company USA (formerly MetLife Investors USA Insurance Company)	$500,000.00
82919	209271381USU		MetLife Insurance Company USA (formerly MetLife Investors USA Insurance Company)	$2,000,000.00
19421	1992600	1992600	Metropolitan Ins & Annuity Co	$423,000.00
10836	506	1146	Metropolitan Life Insurance Company	$187,000.00
18230	0023900	10099850211	Metropolitan Life Insurance Company	$179,000.00
16433	28801	91003-98417862413	Metropolitan Life Insurance Company	$110,000.00
14254	29900	6314	Metropolitan Life Insurance Company	$55,700.00
9149	29900	8309	Metropolitan Life Insurance Company	$66,300.00
22764	29900		Metropolitan Life Insurance Company	$290,806.00
9218	32900	33402-98024057486	Metropolitan Life Insurance Company	$269,296.00
40546	33402	3340200000000	Metropolitan Life Insurance Company	$72,000.00
25425	34701	SSN (redacted)	Metropolitan Life Insurance Company	$432,500.00
27427	34701	SSN (redacted)	Metropolitan Life Insurance Company	$26,000.00
10130	50223	9827747	Metropolitan Life Insurance Company	$220,000.00
19186	90044	135493	Metropolitan Life Insurance Company	$62,250.00
92742	90044	136052	Metropolitan Life Insurance Company	$2,250.00
7196	91015	91015-90041758288	Metropolitan Life Insurance Company	$294,000.00
9940	91017	91017-98835210136	Metropolitan Life Insurance Company	$400,000.00
7338	91018	1018944	Metropolitan Life Insurance Company	$60,000.00
11470	91018	1472366	Metropolitan Life Insurance Company	$30,000.00
25924	91099	91099-98074870235	Metropolitan Life Insurance Company	$90,000.00
25962	91160	90102570117	Metropolitan Life Insurance Company	$200,000.00
15110	91160	98214518283	Metropolitan Life Insurance Company	$95,000.00
10763	93471	64873	Metropolitan Life Insurance Company	$25,000.00
22072	93673	10002811172	Metropolitan Life Insurance Company	$70,000.00
19562	94751	801774	Metropolitan Life Insurance Company	$180,000.00
10804	0096731	96731	Metropolitan Life Insurance Company	$45,000.00
61007	0096731	96731-98284151788	Metropolitan Life Insurance Company	$135,000.00
27831	96995	90365048204	Metropolitan Life Insurance Company	$162,000.00
19626	97859	91014-90138440166	Metropolitan Life Insurance Company	$68,000.00
16484	98011	856785	Metropolitan Life Insurance Company	$140,000.00
8902	99971	436844108	Metropolitan Life Insurance Company	$36,000.00
16029	101334	SSN (redacted)	Metropolitan Life Insurance Company	$63,750.44
23561	101427	10003961581	Metropolitan Life Insurance Company	$80,000.00
10339	102808	102808	Metropolitan Life Insurance Company	$229,000.00
7493	102808	102808	Metropolitan Life Insurance Company	$209,000.00
8389	102808	102808	Metropolitan Life Insurance Company	$119,000.00
9138	102808	102808	Metropolitan Life Insurance Company	$86,000.00
10078	103276	790201118198	Metropolitan Life Insurance Company	$51,000.00
10750	103276	790201088868	Metropolitan Life Insurance Company	$14,000.00
41301	104207	1490349	Metropolitan Life Insurance Company	$261,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
31120	104207	996457	Metropolitan Life Insurance Company	$585,000.00
45572	104207	1491813	Metropolitan Life Insurance Company	$60,000.00
30589	0104207		Metropolitan Life Insurance Company	$81,000.00
19725	109207	333560980	Metropolitan Life Insurance Company	$186,000.00
7243	109929	SSN (redacted)	Metropolitan Life Insurance Company	$438,000.00
7760	113629	SSN (redacted)	Metropolitan Life Insurance Company	$248,000.00
10533	122955	13894	Metropolitan Life Insurance Company	$70,425.00
10528	148069	5565	Metropolitan Life Insurance Company	$26,000.00
25365	292000	25714011	Metropolitan Life Insurance Company	$511,000.00
25364	292000	25713	Metropolitan Life Insurance Company	$50,000.00
23406	948927	SSN (redacted)	Metropolitan Life Insurance Company	$100,500.00
15072	1044397	1044397	Metropolitan Life Insurance Company	$66,000.00
7972	1306359	1306359	Metropolitan Life Insurance Company	$230,000.00
41595	1902369	1902369	Metropolitan Life Insurance Company	$120,000.00
18145	1903090	1903090	Metropolitan Life Insurance Company	$50,000.00
8986	2119520	91017-90767538081	Metropolitan Life Insurance Company	$272,000.00
23225	3166120	3166120	Metropolitan Life Insurance Company	$594,000.00
7628	8321919		Metropolitan Life Insurance Company	$200,000.00
7658	8816550		Metropolitan Life Insurance Company	$96,000.00
21164	8845161		Metropolitan Life Insurance Company	$94,978.00
15238	9300533	SSN (redacted)	Metropolitan Life Insurance Company	$75,000.00
10437	9300533	SSN (redacted)	Metropolitan Life Insurance Company	$500,000.00
14441	9300533	SSN (redacted)	Metropolitan Life Insurance Company	$50,000.00
15237	9300533	SSN (redacted)	Metropolitan Life Insurance Company	$50,000.00
18422	9300533	SSN (redacted)	Metropolitan Life Insurance Company	$300,000.00
7551	09860273		Metropolitan Life Insurance Company	$50,000.00
8029	94125031	10094125031	Metropolitan Life Insurance Company	$36,000.00
19492	203105582		Metropolitan Life Insurance Company	$90,000.00
71334	206123170		Metropolitan Life Insurance Company	$2,000,000.00
10655	814960959		Metropolitan Life Insurance Company	$25,000.00
23106	0U095863		Metropolitan Life Insurance Company	$50,000.00
8365	1204802G	SSN (redacted)	Metropolitan Life Insurance Company	$11,000.00
9538	1204802G	SSN (redacted)	Metropolitan Life Insurance Company	$19,000.00
12031	123216-G	SSN (redacted)	Metropolitan Life Insurance Company	$87,000.00
15571	123216-G	FLX-980203	Metropolitan Life Insurance Company	$44,000.00
13363	123216-G	SSN (redacted)	Metropolitan Life Insurance Company	$33,500.00
10481	1606880-G	SSN (redacted)	Metropolitan Life Insurance Company	$57,000.00
16639	18003-G	SSN (redacted)	Metropolitan Life Insurance Company	$49,000.00
18226	200032459A		Metropolitan Life Insurance Company	$175,000.00
20501	200105955A		Metropolitan Life Insurance Company	$295,000.00
16973	200133964UM		Metropolitan Life Insurance Company	$103,083.00
16972	200134599A		Metropolitan Life Insurance Company	$34,361.00
21199	200140806UM		Metropolitan Life Insurance Company	$70,000.00
17228	200144295A		Metropolitan Life Insurance Company	$139,000.00
18296	200152354A		Metropolitan Life Insurance Company	$96,000.00
23315	200179481UM		Metropolitan Life Insurance Company	$138,000.00
22134	200181135UM		Metropolitan Life Insurance Company	$312,000.00
16002	200195578UM		Metropolitan Life Insurance Company	$288,000.00
17560	200199741A		Metropolitan Life Insurance Company	$165,200.00
21981	200216151A		Metropolitan Life Insurance Company	$83,000.00
21943	200217997UM		Metropolitan Life Insurance Company	$60,000.00
8871	200234041UM		Metropolitan Life Insurance Company	$116,000.00
22221	201 132 756A		Metropolitan Life Insurance Company	$40,000.00
11196	201301730A		Metropolitan Life Insurance Company	$126,800.00
19357	201336027A		Metropolitan Life Insurance Company	$140,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
22739	202085854A		Metropolitan Life Insurance Company	$33,000.00
11170	202110902A		Metropolitan Life Insurance Company	$100,000.00
16779	202210924A		Metropolitan Life Insurance Company	$61,000.00
18499	202317927A		Metropolitan Life Insurance Company	$52,000.00
12180	202336894UM		Metropolitan Life Insurance Company	$111,000.00
23257	202339735A		Metropolitan Life Insurance Company	$183,000.00
23141	202350559UM		Metropolitan Life Insurance Company	$219,258.00
19726	202356972A		Metropolitan Life Insurance Company	$31,000.00
23687	202389089A		Metropolitan Life Insurance Company	$85,395.00
23384	202397371A		Metropolitan Life Insurance Company	$125,000.00
17306	202405381A		Metropolitan Life Insurance Company	$714,000.00
9370	203045917A		Metropolitan Life Insurance Company	$188,000.00
24226	203086213M		Metropolitan Life Insurance Company	$22,000.00
24826	203158511UM		Metropolitan Life Insurance Company	$170,000.00
11202	203181727UM		Metropolitan Life Insurance Company	$132,000.00
25336	203190114A		Metropolitan Life Insurance Company	$63,000.00
14823	204045017A		Metropolitan Life Insurance Company	$87,000.00
24744	204056502A		Metropolitan Life Insurance Company	$200,000.00
14255	204066233M		Metropolitan Life Insurance Company	$14,700.00
25470	204079848A		Metropolitan Life Insurance Company	$162,000.00
5652	204083673UM		Metropolitan Life Insurance Company	$100,000.00
22283	204086288UM		Metropolitan Life Insurance Company	$156,300.00
23487	204106107A		Metropolitan Life Insurance Company	$80,000.00
39401	204164983A		Metropolitan Life Insurance Company	$50,000.00
3711	205040904A		Metropolitan Life Insurance Company	$28,000.00
25304	205204997A		Metropolitan Life Insurance Company	$160,000.00
14736	205222166A		Metropolitan Life Insurance Company	$111,000.00
24705	205222455MLU		Metropolitan Life Insurance Company	$82,150.00
18163	205226799A		Metropolitan Life Insurance Company	$92,000.00
22826	205227087A		Metropolitan Life Insurance Company	$126,000.00
14793	205227737A		Metropolitan Life Insurance Company	$120,000.00
30590	206 002 482A		Metropolitan Life Insurance Company	$108,000.00
32274	206044230A		Metropolitan Life Insurance Company	$260,000.00
44822	206143367A		Metropolitan Life Insurance Company	$150,000.00
40403	206143483A		Metropolitan Life Insurance Company	$100,000.00
36477	206176384A		Metropolitan Life Insurance Company	$102,000.00
47642	206196315A		Metropolitan Life Insurance Company	$65,100.00
38236	206209002A		Metropolitan Life Insurance Company	$228,000.00
19213	207 204 557 A		Metropolitan Life Insurance Company	$98,973.00
41594	207010610A		Metropolitan Life Insurance Company	$86,000.00
19282	207050869 A		Metropolitan Life Insurance Company	$80,000.00
17852	207066599A		Metropolitan Life Insurance Company	$516,000.00
43812	207071271A		Metropolitan Life Insurance Company	$100,000.00
33702	207122572A		Metropolitan Life Insurance Company	$29,000.00
71383	207157011USU		Metropolitan Life Insurance Company	$5,000,000.00
37613	207252199A		Metropolitan Life Insurance Company	$121,000.00
76366	207280897MLU		Metropolitan Life Insurance Company	$5,000,000.00
24492	207281924A		Metropolitan Life Insurance Company	$90,000.00
5702	208029994M		Metropolitan Life Insurance Company	$15,000.00
34478	208103666A		Metropolitan Life Insurance Company	$64,000.00
25507	208112350A		Metropolitan Life Insurance Company	$107,000.00
22981	208245858A		Metropolitan Life Insurance Company	$25,000.00
83352	208283680MLU		Metropolitan Life Insurance Company	$5,000,000.00
28209	209016039A		Metropolitan Life Insurance Company	$242,000.00
16079	209083889A		Metropolitan Life Insurance Company	$55,500.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
9352	209113671A		Metropolitan Life Insurance Company	$386,000.00
33737	209152694A		Metropolitan Life Insurance Company	$150,000.00
18264	209197101A		Metropolitan Life Insurance Company	$49,000.00
23839	209220483A		Metropolitan Life Insurance Company	$577,000.00
10772	210368766M		Metropolitan Life Insurance Company	$13,000.00
21647	212118987A		Metropolitan Life Insurance Company	$232,000.00
7992	213105788A		Metropolitan Life Insurance Company	$116,000.00
11262	213113982A		Metropolitan Life Insurance Company	$56,000.00
22642	213171963A		Metropolitan Life Insurance Company	$516,000.00
22027	213256139A		Metropolitan Life Insurance Company	$54,000.00
9345	214006957A		Metropolitan Life Insurance Company	$85,000.00
9288	214031756A		Metropolitan Life Insurance Company	$25,584.00
19308	214146212A		Metropolitan Life Insurance Company	$425,000.00
92743	214146432M		Metropolitan Life Insurance Company	$21,000.00
22885	216019749A		Metropolitan Life Insurance Company	$252,000.00
8296	2421710E	1465422	Metropolitan Life Insurance Company	$109,279.00
16640	27857-G	SSN (redacted)	Metropolitan Life Insurance Company	$49,000.00
19387	28332 000295	G-24327	Metropolitan Life Insurance Company	$175,000.00
23444	29293G	203528	Metropolitan Life Insurance Company	$50,000.00
12558	300533-1-G	SSN (redacted)	Metropolitan Life Insurance Company	$50,000.00
14157	300533-1-G	SSN (redacted)	Metropolitan Life Insurance Company	$750,000.00
8604	32900-G	95520-90326824360-0	Metropolitan Life Insurance Company	$16,000.00
8603	32900-G	95520-96187538358/ 95520- 000-00-0000-0	Metropolitan Life Insurance Company	$16,000.00
3469	32900-G	95520-98853064126	Metropolitan Life Insurance Company	$66,000.00
21844	32900-G	97859-90841717225	Metropolitan Life Insurance Company	$244,000.00
12575	33400-G	SSN (redacted)	Metropolitan Life Insurance Company	$252,000.00
21347	35787G	2112238	Metropolitan Life Insurance Company	$150,000.00
7372	50GL572828	871078434	Metropolitan Life Insurance Company	$101,000.00
35463	5100180E	6081606	Metropolitan Life Insurance Company	$320,000.00
8994	726339939A		Metropolitan Life Insurance Company	$10,000.00
7487	830564547PR		Metropolitan Life Insurance Company	$75,000.00
8141	844756020UL		Metropolitan Life Insurance Company	$26,000.00
25343	851245647UL		Metropolitan Life Insurance Company	$25,000.00
10618	854347177UL		Metropolitan Life Insurance Company	$150,000.00
11021	854848528UL		Metropolitan Life Insurance Company	$25,000.00
22250	875032203A		Metropolitan Life Insurance Company	$100,000.00
10072	880833009A		Metropolitan Life Insurance Company	$50,000.00
11020	885138002M		Metropolitan Life Insurance Company	$12,097.00
7219	885208968PR		Metropolitan Life Insurance Company	$100,000.00
11673	894976100UL		Metropolitan Life Insurance Company	$100,000.00
7377	900178242UL		Metropolitan Life Insurance Company	$50,000.00
15474	900739613PR		Metropolitan Life Insurance Company	$100,000.00
22469	903212444PR		Metropolitan Life Insurance Company	$100,000.00
18104	904302080A		Metropolitan Life Insurance Company	$63,438.00
8872	91160-90554601111-0	91160-90554601111-0	Metropolitan Life Insurance Company	$116,000.00
39140	913003491A		Metropolitan Life Insurance Company	$50,000.00
10778	918854174A		Metropolitan Life Insurance Company	$50,485.00
10248	919452422PR		Metropolitan Life Insurance Company	$100,000.00
9529	922300922A		Metropolitan Life Insurance Company	$50,000.00
7213	923 702 532 PR		Metropolitan Life Insurance Company	$100,000.00
8441	923011546A		Metropolitan Life Insurance Company	$50,000.00
7341	923406007UL		Metropolitan Life Insurance Company	$50,000.00
7486	926209813A		Metropolitan Life Insurance Company	$50,000.00
10732	927903919PR		Metropolitan Life Insurance Company	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10801	928550505 UL		Metropolitan Life Insurance Company	$100,000.00
10180	931702174A		Metropolitan Life Insurance Company	$50,000.00
12421	931800831A		Metropolitan Life Insurance Company	$50,000.00
25465	93211G	91160-90723862418-0	Metropolitan Life Insurance Company	$577,000.00
14530	93211G	91160	Metropolitan Life Insurance Company	$397,000.00
24121	93211G	91161-90656087607-0	Metropolitan Life Insurance Company	$124,000.00
26291	938090098U		Metropolitan Life Insurance Company	$252,000.00
10729	938754238A		Metropolitan Life Insurance Company	$38,480.00
10675	939251462A		Metropolitan Life Insurance Company	$124,000.00
8874	943307536A		Metropolitan Life Insurance Company	$40,700.00
10225	943401492A		Metropolitan Life Insurance Company	$63,000.00
12829	943601943A		Metropolitan Life Insurance Company	$35,000.00
7576	945005614A		Metropolitan Life Insurance Company	$40,000.00
7484	946403416-A		Metropolitan Life Insurance Company	$25,000.00
10956	947606901A		Metropolitan Life Insurance Company	$47,191.00
11336	947903293A		Metropolitan Life Insurance Company	$25,000.00
8628	948404210UM		Metropolitan Life Insurance Company	$85,000.00
9350	948851761A		Metropolitan Life Insurance Company	$28,127.00
9499	949055425UM		Metropolitan Life Insurance Company	$150,000.00
10249	949453333 PR		Metropolitan Life Insurance Company	$100,000.00
10299	952502187UL		Metropolitan Life Insurance Company	$70,000.00
7743	952706270UL		Metropolitan Life Insurance Company	$126,000.00
9918	952804320A		Metropolitan Life Insurance Company	$159,000.00
10928	953102373UL		Metropolitan Life Insurance Company	$175,000.00
10063	953103576A		Metropolitan Life Insurance Company	$121,000.00
9304	953205441UL		Metropolitan Life Insurance Company	$93,000.00
9484	953401835UM		Metropolitan Life Insurance Company	$81,814.00
8162	953605125A		Metropolitan Life Insurance Company	$192,000.00
22392	957700501A		Metropolitan Life Insurance Company	$30,000.00
9594	958751293A		Metropolitan Life Insurance Company	$50,000.00
7199	958953166UL		Metropolitan Life Insurance Company	$98,000.00
10524	959052144A		Metropolitan Life Insurance Company	$50,000.00
10555	959053797A		Metropolitan Life Insurance Company	$60,000.00
9387	962502730A		Metropolitan Life Insurance Company	$162,000.00
10465	962603472UL		Metropolitan Life Insurance Company	$86,100.00
7950	962805724A		Metropolitan Life Insurance Company	$105,000.00
9020	963205290UL		Metropolitan Life Insurance Company	$366,000.00
20972	963405617A		Metropolitan Life Insurance Company	$45,000.00
7339	963504914A		Metropolitan Life Insurance Company	$49,920.00
10193	963505338A		Metropolitan Life Insurance Company	$175,000.00
7787	963600106A		Metropolitan Life Insurance Company	$114,000.00
25420	966302065PR		Metropolitan Life Insurance Company	$100,000.00
23953	966307698A		Metropolitan Life Insurance Company	$15,000.00
7675	967112814A		Metropolitan Life Insurance Company	$200,000.00
9857	967708295A		Metropolitan Life Insurance Company	$35,100.00
14430	967809760UM		Metropolitan Life Insurance Company	$325,000.00
12718	972606051A		Metropolitan Life Insurance Company	$200,000.00
12717	972706364A		Metropolitan Life Insurance Company	$100,000.00
13085	973205049A		Metropolitan Life Insurance Company	$74,000.00
13500	973305958A		Metropolitan Life Insurance Company	$104,000.00
14049	973605485A		Metropolitan Life Insurance Company	$43,000.00
10124	977407100A		Metropolitan Life Insurance Company	$100,000.00
13768	978107427A		Metropolitan Life Insurance Company	$100,000.00
8174	97880-G	896946	Metropolitan Life Insurance Company	$90,000.00
13582	982800022A		Metropolitan Life Insurance Company	$200,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11112	982902177UL		Metropolitan Life Insurance Company	$142,000.00
7203	983300835UM		Metropolitan Life Insurance Company	$260,000.00
25419	986306367PR		Metropolitan Life Insurance Company	$100,000.00
13760	987213208 A		Metropolitan Life Insurance Company	$25,000.00
15269	987700984A		Metropolitan Life Insurance Company	$78,000.00
20807	988006854UM		Metropolitan Life Insurance Company	$100,000.00
18271	992706252A		Metropolitan Life Insurance Company	$34,000.00
17002	992906716A		Metropolitan Life Insurance Company	$68,702.00
14332	992906721A		Metropolitan Life Insurance Company	$50,000.00
8571	996704581A		Metropolitan Life Insurance Company	$128,260.00
23376	996906365AR		Metropolitan Life Insurance Company	$76,000.00
9840	MP300011	6564540000000	Metropolitan Life Insurance Company	$50,000.00
7873	U055745		Metropolitan Life Insurance Company	$50,000.00
16138	X6500	SSN (redacted)	Metropolitan Life Insurance Company	$50,000.00
9239	855248179UL		Metropolitan Tower Life Insurance Co	$100,000.00
7529	870175616 UL		Metropolitan Tower Life Insurance Co	$50,000.00
10628	894677345 UL		Metropolitan Tower Life Insurance Co	$100,000.00
60914	1502729527		Midland Life Ins Co	$400,000.00
8507	1500674004		Midland National Life Insurance Company	$175,000.00
8580	1501359038		Midland National Life Insurance Company	$100,000.00
7769	1501601097		Midland National Life Insurance Company	$60,130.00
9530	1501840184		Midland National Life Insurance Company	$60,000.00
8665	1501845746		Midland National Life Insurance Company	$100,000.00
63648	1502696193		Midland National Life Insurance Company	$1,000,000.00
7909	1502791032		Midland National Life Insurance Company	$100,000.00
86808	1502804393		Midland National Life Insurance Company	$2,980,542.00
74328	1700488238		Midland National Life Insurance Company	$512,000.00
24756	1700724440		Midland National Life Insurance Company	$90,000.00
9526	2500604231		Midland National Life Insurance Company	$100,000.00
13659	2500826558		Midland National Life Insurance Company	$100,000.00
10696	2500851393		Midland National Life Insurance Company	$100,000.00
7507	15S8705185		Midland National Life Insurance Company	$250,000.00
19346	0210035240		Mid-West National Life Ins Co of TN	$47,700.00
8579	H00115491		Mid-West National Life Ins Co of TN	$30,000.00
7776	23487	6199	Minnesota Life Insurance Company	$50,000.00
6982	32480	3493	Minnesota Life Insurance Company	$55,000.00
14111	33352		Minnesota Life Insurance Company	$69,000.00
14077	33678	402925	Minnesota Life Insurance Company	$49,000.00
9637	34023		Minnesota Life Insurance Company	$55,000.00
13369	0050027	978911	Minnesota Life Insurance Company	$150,000.00
23386	0050027	607322	Minnesota Life Insurance Company	$180,000.00
9055	0050027	118711	Minnesota Life Insurance Company	$90,000.00
9855	0050027	640811	Minnesota Life Insurance Company	$90,000.00
16591	0050152	442271	Minnesota Life Insurance Company	$59,400.00
5082	50196	237099	Minnesota Life Insurance Company	$333,000.00
14142	0050213	8747011	Minnesota Life Insurance Company	$120,000.00
21517	50213		Minnesota Life Insurance Company	$140,000.00
27829	50223	735955100000	Minnesota Life Insurance Company	$185,000.00
8138	1815840		Minnesota Life Insurance Company	$90,000.00
21369	2222135		Minnesota Life Insurance Company	$132,000.00
16590	2250060		Minnesota Life Insurance Company	$60,000.00
8314	2320085		Minnesota Life Insurance Company	$211,000.00
25432	2324908		Minnesota Life Insurance Company	$250,000.00
24195	2331415		Minnesota Life Insurance Company	$50,000.00
30176	2363178		Minnesota Life Insurance Company	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
32978	2373483		Minnesota Life Insurance Company	$37,500.00
13370	21812050		Minnesota Life Insurance Company	$50,000.00
25428	23248300		Minnesota Life Insurance Company	$50,000.00
22369	23315540		Minnesota Life Insurance Company	$250,000.00
23019	23325270		Minnesota Life Insurance Company	$300,000.00
4205	23341740		Minnesota Life Insurance Company	$200,000.00
17567	23368940		Minnesota Life Insurance Company	$250,000.00
5109	23401180		Minnesota Life Insurance Company	$50,000.00
5603	23417010		Minnesota Life Insurance Company	$250,000.00
3726	23503570		Minnesota Life Insurance Company	$200,000.00
25783	23602360		Minnesota Life Insurance Company	$250,000.00
19327	23654910		Minnesota Life Insurance Company	$161,000.00
39458	24003950		Minnesota Life Insurance Company	$100,000.00
17542	25513360		Minnesota Life Insurance Company	$66,000.00
18241	0050152 000000	953271	Minnesota Life Insurance Company	$58,200.00
12098	25446-001 622612	775504	Minnesota Life Insurance Company	$100,000.00
13428	2-665-9430		Minnesota Life Insurance Company	$72,000.00
8012	29413 G	SSN (redacted)	Minnesota Life Insurance Company	$52,000.00
19936	29413-G	SSN (redacted)	Minnesota Life Insurance Company	$47,600.00
28424	29444-400-1768839311	23984962-00	Minnesota Life Insurance Company	$120,000.00
14839	32480-777	1768897631	Minnesota Life Insurance Company	$108,000.00
33025	33350-G	33350-777-1768803474	Minnesota Life Insurance Company	$175,000.00
9075	33677 G	60600674	Minnesota Life Insurance Company	$52,000.00
14485	FLX980017		Minnesota Life Insurance Company	$25,000.00
7655	9902	6797101	Modern Woodmen of America	$50,000.00
9113	7083659		Modern Woodmen of America	$36,000.00
9676	11742467		MONY Life Insurance Company	$50,000.00
9383	13411672		MONY Life Insurance Company	$100,000.00
16614	13889704		MONY Life Insurance Company	$50,000.00
9587	265030232		MONY Life Insurance Company	$175,000.00
16610	13731197SS		MONY Life Insurance Company	$50,000.00
17353	GU29201	C20190751	MONY Life Insurance Company	$19,525.00
18632	13943209		MONY Life Insurance Company of America	$31,842.00
29301	000943171A		MTL Insurance Company	$50,000.00
22849	0100091201		Mutual of America Life Insurance Company	$25,000.00
22848	0200322080		Mutual of America Life Insurance Company	$20,000.00
24877	1412371	G0001F60	Mutual of Omaha Insurance Company	$100,000.00
9885	4529808		Mutual of Omaha Insurance Company	$50,000.00
22795	4981043		Mutual of Omaha Insurance Company	$50,000.00
9062	5095049		Mutual of Omaha Insurance Company	$100,000.00
28047	DR-8454615		Mutual of Omaha Insurance Company	$7,000.00
29810	DR-8790062		Mutual of Omaha Insurance Company	$10,000.00
6336	G0001F60	1518463	Mutual of Omaha Insurance Company	$100,000.00
13404	G0001F60	901193155	Mutual of Omaha Insurance Company	$20,000.00
8444	GLCL-AHWK	SSN (redacted)	Mutual of Omaha Insurance Company	$109,000.00
25441	GVTL09M340001P	901192389	Mutual of Omaha Insurance Company	$90,000.00
13930	UA7302489		Mutual of Omaha Insurance Company	$97,500.00
9064	UA7426099		Mutual of Omaha Insurance Company	$39,000.00
30070	UA9175788		Mutual of Omaha Insurance Company	$25,000.00
10616	1361012		National Benefit Life Insurance Company	$10,000.00
7609	01520711		National Benefit Life Insurance Company	$50,000.00
7610	01534189		National Benefit Life Insurance Company	$50,000.00
14740	1547850		National Benefit Life Insurance Company	$22,000.00
8367	0101541403		National Benefit Life Insurance Company	$25,000.00
8021	0104154810		National Benefit Life Insurance Company	$25,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11064	1001-085	2305118	National Benefit Life Insurance Company	$50,000.00
9858	416736		National Family Care Life Insurance Co	$18,000.00
12410	00830647U		National Guardian Life Insurance Company	$25,000.00
25383	903501G		National Guardian Life Insurance Company	$25,000.00
62507	ML0303469		National Guardian Life Insurance Company	$200,000.00
12841	TMA430937		National Guardian Life Insurance Company	$118,000.00
9540	2104846		National Life Insurance Company	$90,000.00
25524	VL0026154		National Life Insurance Company	$71,548.00
21082	N01082529		National Travelers Life Co	$99,999.00
9927	0100472849		National Western Life Insurance Company	$100,000.00
9341	0100770512		National Western Life Insurance Company	$50,000.00
76641	0101165483		National Western Life Insurance Company	$1,600,000.00
9014	4201645		Nationwide Life Ins Co of America	$50,000.00
11035	82005030		Nationwide Life Ins Co of America	$10,000.00
8669	9804G32992	8043299	Nationwide Life Ins Co of America	$25,000.00
89830	L038530390		Nationwide Life Ins Co of America	$28,000.00
8803	B100583850		Nationwide Life Insurance Company	$50,000.00
10914	B110073990		Nationwide Life Insurance Company	$100,000.00
9489	L028465730		Nationwide Life Insurance Company	$35,000.00
85692	L029215390		Nationwide Life Insurance Company	$10,000.00
8481	L029719990		Nationwide Life Insurance Company	$20,000.00
7674	L031197400		Nationwide Life Insurance Company	$50,000.00
32043	L032115090		Nationwide Life Insurance Company	$50,000.00
8345	L035222170		Nationwide Life Insurance Company	$46,000.00
7161	L038544570		Nationwide Life Insurance Company	$34,000.00
85693	L039460550		Nationwide Life Insurance Company	$26,000.00
89831	L045024320		Nationwide Life Insurance Company	$20,000.00
11842	L050447660		Nationwide Life Insurance Company	$85,000.00
18819	L073001750		Nationwide Life Insurance Company	$25,000.00
10016	N100052650		Nationwide Life Insurance Company	$90,000.00
8623	N990047830		Nationwide Life Insurance Company	$80,000.00
16251	N990492430		Nationwide Life Insurance Company	$100,000.00
8566	Z074569		New England Life Insurance Company	$25,000.00
49559	56734431		New York Life Insurance and Annuity Corp	$4,000,000.00
50224	56734607		New York Life Insurance and Annuity Corp	$10,000,000.00
71303	56734760		New York Life Insurance and Annuity Corp	$7,500,000.00
65804	56735081		New York Life Insurance and Annuity Corp	$1,000,000.00
75961	56735583		New York Life Insurance and Annuity Corp	$5,000,000.00
85157	56735655		New York Life Insurance and Annuity Corp	$5,000,000.00
87286	56736073		New York Life Insurance and Annuity Corp	$3,000,000.00
81650	61031623		New York Life Insurance and Annuity Corp	$1,500,000.00
88859	61063072		New York Life Insurance and Annuity Corp	$5,000,000.00
87266	61063084		New York Life Insurance and Annuity Corp	$5,000,000.00
55422	62781868		New York Life Insurance and Annuity Corp	$500,000.00
40290	62844147		New York Life Insurance and Annuity Corp	$500,000.00
31949	62897747		New York Life Insurance and Annuity Corp	$1,000,000.00
33896	62900631		New York Life Insurance and Annuity Corp	$1,000,000.00
40002	62922396		New York Life Insurance and Annuity Corp	$300,000.00
78117	62939233		New York Life Insurance and Annuity Corp	$905,000.00
9441	35056706		New York Life Insurance Company	$10,000.00
9442	37801265		New York Life Insurance Company	$10,000.00
10689	38209199		New York Life Insurance Company	$50,000.00
10000	38225628		New York Life Insurance Company	$50,000.00
15379	38227617		New York Life Insurance Company	$33,000.00
7193	38228714		New York Life Insurance Company	$420,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11013	38229628		New York Life Insurance Company	$50,000.00
8305	38233244		New York Life Insurance Company	$15,000.00
8240	38235630		New York Life Insurance Company	$100,000.00
12466	38236125		New York Life Insurance Company	$100,000.00
10919	38309047		New York Life Insurance Company	$50,000.00
11979	38309518		New York Life Insurance Company	$620,400.00
26278	38309544		New York Life Insurance Company	$50,000.00
8306	38309849		New York Life Insurance Company	$20,000.00
22960	38314121		New York Life Insurance Company	$200,000.00
22593	38314145		New York Life Insurance Company	$250,000.00
23258	38314151		New York Life Insurance Company	$100,000.00
23797	38314180		New York Life Insurance Company	$200,000.00
23831	38314188		New York Life Insurance Company	$250,000.00
8941	38314210		New York Life Insurance Company	$50,000.00
21827	38314217		New York Life Insurance Company	$200,000.00
24006	38314254		New York Life Insurance Company	$200,000.00
22830	38314262		New York Life Insurance Company	$200,000.00
20840	38314275		New York Life Insurance Company	$200,000.00
22626	38314281		New York Life Insurance Company	$100,000.00
23222	38314308		New York Life Insurance Company	$200,000.00
26431	38314384		New York Life Insurance Company	$250,000.00
83612	38333239		New York Life Insurance Company	$10,000.00
10966	40743460		New York Life Insurance Company	$50,000.00
15685	41002011		New York Life Insurance Company	$10,000.00
8192	42128475		New York Life Insurance Company	$27,483.09
22248	42216727		New York Life Insurance Company	$100,000.00
10894	42860526		New York Life Insurance Company	$50,000.00
10663	42915992		New York Life Insurance Company	$100,000.00
13761	43027543		New York Life Insurance Company	$77,600.00
8498	43037352		New York Life Insurance Company	$100,000.00
10536	43522934		New York Life Insurance Company	$50,809.00
10664	43582103		New York Life Insurance Company	$100,000.00
9742	43852280		New York Life Insurance Company	$100,000.00
10518	44096493		New York Life Insurance Company	$150,000.00
11115	44140997		New York Life Insurance Company	$15,416.00
9015	44346180		New York Life Insurance Company	$50,500.00
13978	44668420		New York Life Insurance Company	$109,213.00
9790	44959489		New York Life Insurance Company	$600,000.00
11568	46078877		New York Life Insurance Company	$10,000.00
27771	46254857		New York Life Insurance Company	$200,000.00
15185	46310919		New York Life Insurance Company	$50,000.00
11941	46693797		New York Life Insurance Company	$49,652.00
34754	47781547		New York Life Insurance Company	$32,801.00
8547	62042694		New York Life Insurance Company	$100,000.00
25007	62567345		New York Life Insurance Company	$100,000.00
9439	62574033		New York Life Insurance Company	$100,000.00
9434	62772548		New York Life Insurance Company	$1,000,000.00
21635	63583921		New York Life Insurance Company	$150,000.00
7192	66219839	66219839	New York Life Insurance Company	$149,999.00
13027	A0732582		New York Life Insurance Company	$10,000.00
9417	AA-05	A0269962	New York Life Insurance Company	$12,500.00
12569	AA-09	A0468559	New York Life Insurance Company	$25,000.00
7807	AA-11	A0548826	New York Life Insurance Company	$20,000.00
8117	AA-11	A0749765	New York Life Insurance Company	$20,000.00
29879	AA-18	A0833693	New York Life Insurance Company	$15,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
7669	G 5393-0	L18900901	New York Life Insurance Company	$100,000.00
11004	G-10657-0	625X00070292	New York Life Insurance Company	$50,000.00
14392	G-16000-2	804801941	New York Life Insurance Company	$37,500.00
8473	G27662	1007692	New York Life Insurance Company	$60,000.00
13378	G2766-2	9996421012	New York Life Insurance Company	$90,000.00
11151	G-2766-3	9996449808	New York Life Insurance Company	$200,000.00
11701	G290630	20923	New York Life Insurance Company	$100,000.00
13127	G-29076 0	615000040105	New York Life Insurance Company	$150,000.00
13172	G29076-0	615000014977	New York Life Insurance Company	$300,000.00
13359	G291213	001161579-0101003	New York Life Insurance Company	$40,000.00
14550	G291214	001199281-0101005	New York Life Insurance Company	$50,000.00
25302	G29121-5	001227079-0101004	New York Life Insurance Company	$100,000.00
11082	G-29121-5	001193788-0101004	New York Life Insurance Company	$400,000.00
21751	G-29121-5	001304459-0101004	New York Life Insurance Company	$150,000.00
19038	G-30150-0	3132	New York Life Insurance Company	$200,000.00
8474	G-30150-0	4256	New York Life Insurance Company	$50,000.00
83611	G53930	148323/SSN (redacted)	New York Life Insurance Company	$35,000.00
14868	G-53930	L19522201	New York Life Insurance Company	$50,000.00
9340	G-5393-0	L18770001/UAC66617	New York Life Insurance Company	$150,000.00
20542	G-5393-0	L18770001	New York Life Insurance Company	$86,000.00
9899	G630	346540	New York Life Insurance Company	$45,000.00
11950	G6300	62379	New York Life Insurance Company	$74,100.00
8813	G-8100-1		New York Life Insurance Company	$160,000.00
14602	G-9400-1	000475061-0101004	New York Life Insurance Company	$300,000.00
7197	UAC66490	183325	New York Life Insurance Company	$266,667.00
14601	UAC67170	204514	New York Life Insurance Company	$100,000.00
7307	L011936710		North American Company for L & H Ins	$100,000.00
75873	L012695590		North American Company for L & H Ins	$1,000,000.00
70373	LB00969380		North American Company for L & H Ins	$5,000,000.00
69093	LB01075710		North American Company for L & H Ins	$1,000,000.00
69091	LB01077040		North American Company for L & H Ins	$2,000,000.00
8083	LW00037892		North American Company for L & H Ins	$2,000,000.00
25471	0101268577		North Carolina Mutual Life Insurance Co	$50,000.00
30997	0101280612		North Carolina Mutual Life Insurance Co	$37,200.00
10593	0101280785		North Carolina Mutual Life Insurance Co	$282,800.00
9715	10140501		Northwestern Mutual Life Ins Co	$250,000.00
11180	10823168		Northwestern Mutual Life Ins Co	$100,000.00
11913	11378714		Northwestern Mutual Life Ins Co	$20,000.00
25284	11744747		Northwestern Mutual Life Ins Co	$44,900.00
7591	11892437		Northwestern Mutual Life Ins Co	$100,000.00
7646	12063940		Northwestern Mutual Life Ins Co	$1,000.00
21870	12231997		Northwestern Mutual Life Ins Co	$45,000.00
21873	13431432		Northwestern Mutual Life Ins Co	$75,000.00
21786	14749811		Northwestern Mutual Life Ins Co	$50,000.00
35706	14796394		Northwestern Mutual Life Ins Co	$100,000.00
21223	14969405		Northwestern Mutual Life Ins Co	$95,000.00
25080	15397179		Northwestern Mutual Life Ins Co	$400,000.00
25283	21189063		Northwestern Mutual Life Ins Co	$64,636.00
25438	21189086		Northwestern Mutual Life Ins Co	$100,000.00
24495	231004818J		Occidental Life Insurance Co of NC	$100,000.00
12568	270971670W		Occidental Life Insurance Co of NC	$75,000.00
12271	270971673G		Occidental Life Insurance Co of NC	$75,000.00
22334	C6063780		Ohio National Life Assurance Corporation	$100,000.00
66232	C6642443		Ohio National Life Assurance Corporation	$375,000.00
81287	C6692014		Ohio National Life Assurance Corporation	$1,885,573.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
22800	M81516		Ohio National Life Insurance Company	$60,000.00
9187	T0925583		Ohio State Life Insurance Company	$200,000.00
3063	T1049393		Ohio State Life Insurance Company	$60,000.00
8558	T1080198		Ohio State Life Insurance Company	$80,000.00
8352	T1101840		Ohio State Life Insurance Company	$149,000.00
11012	T1103389		Ohio State Life Insurance Company	$90,000.00
10201	0392557		Ozark National Life Insurance Company	$100,000.00
23605	0007726266		Pacific Guardian Life Insurance Co Ltd	$180,000.00
10649	021341700M		Pacific Life Insurance Company	$79,343.00
10809	045556300M		Pacific Life Insurance Company	$100,000.00
36376	046657101M		Pacific Life Insurance Company	$500,000.00
10400	060852000M		Pacific Life Insurance Company	$50,000.00
7481	1A23172950		Pacific Life Insurance Company	$40,000.00
28846	1A23835340		Pacific Life Insurance Company	$400,000.00
46796	VF51176410		Pacific Life Insurance Company	$259,000.00
41174	VF51360680		Pacific Life Insurance Company	$10,000,000.00
43457	VF51381640		Pacific Life Insurance Company	$3,500,000.00
46597	VF51392400		Pacific Life Insurance Company	$3,000,000.00
54667	VF51496340		Pacific Life Insurance Company	$5,000,000.00
85006	VF51587210		Pacific Life Insurance Company	$2,500,000.00
68503	VF51596990		Pacific Life Insurance Company	$1,500,000.00
77283	VF51609520		Pacific Life Insurance Company	$2,000,000.00
77284	VF51609530		Pacific Life Insurance Company	$2,000,000.00
75611	VF51654040		Pacific Life Insurance Company	$1,244,000.00
75597	VF51654050		Pacific Life Insurance Company	$1,500,000.00
75599	VF51654060		Pacific Life Insurance Company	$1,500,000.00
81861	VF51846450		Pacific Life Insurance Company	$2,481,895.00
10679	085145782		Paul Revere Life Insurance Company	$100,000.00
11017	085215848		Paul Revere Life Insurance Company	$30,000.00
10680	0805135835		Paul Revere Life Insurance Company	$100,000.00
11764	7863209		Penn Mutual Life Insurance Company	$25,498.00
52618	8173590		Penn Mutual Life Insurance Company	$4,950,000.00
58816	8183777		Penn Mutual Life Insurance Company	$1,000,000.00
64706	8192027		Penn Mutual Life Insurance Company	$5,000,000.00
73596	8194701		Penn Mutual Life Insurance Company	$500,000.00
69562	8194810		Penn Mutual Life Insurance Company	$4,000,000.00
76340	8196871		Penn Mutual Life Insurance Company	$5,000,000.00
79636	8213634		Penn Mutual Life Insurance Company	$350,000.00
35681	8513843		Penn Mutual Life Insurance Company	$500,000.00
57213	8550730		Penn Mutual Life Insurance Company	$409,975.00
57214	8550732		Penn Mutual Life Insurance Company	$399,975.00
62689	97304487		PHL Variable Insurance Company	$5,000,000.00
32692	97508924		PHL Variable Insurance Company	$657,125.00
66655	97513805		PHL Variable Insurance Company	$3,000,000.00
48596	97514997		PHL Variable Insurance Company	$5,000,000.00
48597	97515007		PHL Variable Insurance Company	$5,000,000.00
60951	97516167		PHL Variable Insurance Company	$3,000,000.00
60948	97516347		PHL Variable Insurance Company	$1,000,000.00
60949	97516349		PHL Variable Insurance Company	$1,000,000.00
58113	97517735		PHL Variable Insurance Company	$8,000,000.00
56867	97518214		PHL Variable Insurance Company	$5,000,000.00
62454	97518876		PHL Variable Insurance Company	$5,000,000.00
60998	97520137		PHL Variable Insurance Company	$2,500,000.00
65940	97521404		PHL Variable Insurance Company	$4,500,000.00
9042	2497118		Phoenix Life Insurance Company	$33,569.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
7501	2517914		Phoenix Life Insurance Company	$100,000.00
7500	2517915		Phoenix Life Insurance Company	$37,594.00
10220	2655774		Phoenix Life Insurance Company	$69,524.00
12536	2662459		Phoenix Life Insurance Company	$79,861.00
22561	2760319		Phoenix Life Insurance Company	$90,000.00
25461	97300437		Phoenix Life Insurance Company	$700,000.00
35589	97303136		Phoenix Life Insurance Company	$500,000.00
36987	97303650		Phoenix Life Insurance Company	$9,300,000.00
41766	97303799		Phoenix Life Insurance Company	$5,000,000.00
57394	97304215		Phoenix Life Insurance Company	$5,000,000.00
53878	97304342		Phoenix Life Insurance Company	$5,000,000.00
15646	N00010160		Phoenix Life Insurance Company	$50,000.00
21556	N00010314		Phoenix Life Insurance Company	$50,000.00
15396	080154271		Physicians Life Insurance Company	$10,000.00
9379	081277203		Physicians Life Insurance Company	$12,500.00
10023	082505500		Physicians Life Insurance Company	$40,000.00
12565	082589647		Physicians Life Insurance Company	$7,000.00
7686	082759872		Physicians Life Insurance Company	$30,000.00
17546	083393023		Physicians Life Insurance Company	$25,000.00
8686	083521792		Physicians Life Insurance Company	$10,000.00
11595	083842668		Physicians Life Insurance Company	$10,000.00
8383	085084755		Physicians Life Insurance Company	$50,000.00
8800	081-143-541		Physicians Life Insurance Company	$15,000.00
7687	082-760-470		Physicians Life Insurance Company	$40,000.00
26286	083-585-104		Physicians Life Insurance Company	$50,000.00
25490	084-189-516-2		Physicians Life Insurance Company	$10,000.00
9204	085-789-931		Physicians Life Insurance Company	$30,000.00
7217	009070755V		Pioneer American Insurance Company	$23,535.00
8310	004019247V		Pioneer Security Life Insurance Company	$58,157.89
13599	9644P		Presidential Life Insurance Company	$50,000.00
14136	0410583463		Primerica Life Insurance Company	$100,000.00
7530	0410868481		Primerica Life Insurance Company	$150,000.00
7144	0411031976		Primerica Life Insurance Company	$50,000.00
10236	0411636534		Primerica Life Insurance Company	$39,000.00
10977	0411823825		Primerica Life Insurance Company	$250,000.00
25401	0412164796		Primerica Life Insurance Company	$300,000.00
9444	0412340618		Primerica Life Insurance Company	$100,000.00
10005	0412494674		Primerica Life Insurance Company	$200,000.00
11234	0412525015		Primerica Life Insurance Company	$125,000.00
9710	0412680744		Primerica Life Insurance Company	$250,000.00
10805	0413081130		Primerica Life Insurance Company	$100,000.00
9562	0413194229		Primerica Life Insurance Company	$150,000.00
8497	0420229012		Primerica Life Insurance Company	$108,000.00
9446	0420368621		Primerica Life Insurance Company	$100,000.00
8269	0420378148		Primerica Life Insurance Company	$125,000.00
8225	0420442048		Primerica Life Insurance Company	$75,000.00
7831	0420548392		Primerica Life Insurance Company	$150,000.00
8439	0420694644		Primerica Life Insurance Company	$51,000.00
9381	0420969890		Primerica Life Insurance Company	$145,000.00
8060	0421317833		Primerica Life Insurance Company	$100,000.00
21431	0421562748		Primerica Life Insurance Company	$100,000.00
10596	0421813200		Primerica Life Insurance Company	$100,000.00
10192	0421835424		Primerica Life Insurance Company	$100,000.00
7362	0421965972		Primerica Life Insurance Company	$101,200.00
9339	0430144740		Primerica Life Insurance Company	$90,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10944	0430409211		Primerica Life Insurance Company	$90,000.00
23158	0430512865		Primerica Life Insurance Company	$300,000.00
9472	0430550982		Primerica Life Insurance Company	$50,000.00
14711	0430631346		Primerica Life Insurance Company	$210,000.00
10378	0430873116		Primerica Life Insurance Company	$116,000.00
13144	0430912588		Primerica Life Insurance Company	$90,000.00
9427	0431011381		Primerica Life Insurance Company	$149,000.00
22143	0431392631		Primerica Life Insurance Company	$95,000.00
25361	0431741120		Primerica Life Insurance Company	$100,000.00
9862	0434135310		Primerica Life Insurance Company	$100,000.00
22208	0467044375		Primerica Life Insurance Company	$539,000.00
8209	0488734962		Primerica Life Insurance Company	$100,000.00
10609	01178	4323706	Principal Life Insurance Company	$97,000.00
24835	2014	4217697	Principal Life Insurance Company	$126,000.00
5263	3324	4168186	Principal Life Insurance Company	$141,000.00
14560	3725	4246187	Principal Life Insurance Company	$121,000.00
15290	4594	4246496	Principal Life Insurance Company	$63,000.00
24266	137800	4217782	Principal Life Insurance Company	$80,000.00
24596	3478233		Principal Life Insurance Company	$57,461.00
25664	4034623		Principal Life Insurance Company	$49,870.00
23186	4066870		Principal Life Insurance Company	$35,200.00
10141	4115114		Principal Life Insurance Company	$109,850.00
8794	4227733		Principal Life Insurance Company	$30,309.00
10024	4288482		Principal Life Insurance Company	$25,000.00
25407	4297699		Principal Life Insurance Company	$203,011.00
9465	4432586		Principal Life Insurance Company	$38,000.00
9941	4446860		Principal Life Insurance Company	$81,000.00
7620	4460303		Principal Life Insurance Company	$125,000.00
10445	4463749		Principal Life Insurance Company	$250,000.00
10364	4469783		Principal Life Insurance Company	$141,500.00
25406	4482449		Principal Life Insurance Company	$20,000.00
10730	4510534		Principal Life Insurance Company	$30,000.00
6328	4519383		Principal Life Insurance Company	$35,000.00
13990	4519614		Principal Life Insurance Company	$60,000.00
18530	4922146		Principal Life Insurance Company	$775,000.00
10757	6025934		Principal Life Insurance Company	$50,000.00
68406	6033045		Principal Life Insurance Company	$1,500,000.00
84232	6033605		Principal Life Insurance Company	$100,000.00
84233	6036584		Principal Life Insurance Company	$100,000.00
25969	6048964		Principal Life Insurance Company	$226,000.00
82962	6094677		Principal Life Insurance Company	$3,000,000.00
9942	GU02165	4319907	Principal Life Insurance Company	$210,000.00
22985	GUL4957201686	4165780	Principal Life Insurance Company	$117,000.00
9644	FK2495577		Protective Life and Annuity Insurance Co	$300,000.00
28652	FK5173550		Protective Life and Annuity Insurance Co	$1,190,000.00
5549	FK5226490		Protective Life and Annuity Insurance Co	$80,000.00
49181	ZNY000137		Protective Life and Annuity Insurance Co	$350,000.00
33165	500204268		Protective Life Insurance Company	$70,000.00
19220	43-G149168		Protective Life Insurance Company	$50,000.00
12114	43G170992		Protective Life Insurance Company	$100,000.00
19225	43G280165		Protective Life Insurance Company	$50,000.00
19224	43G333844		Protective Life Insurance Company	$50,000.00
19666	43G423970		Protective Life Insurance Company	$100,000.00
26830	43-G466433		Protective Life Insurance Company	$25,000.00
21079	43-G596237		Protective Life Insurance Company	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
22024	9P0002035		Protective Life Insurance Company	$98,300.00
9237	B00087535		Protective Life Insurance Company	$97,575.00
82212	B00300844		Protective Life Insurance Company	$846,403.00
25448	B00308093		Protective Life Insurance Company	$500,000.00
44599	B00394328		Protective Life Insurance Company	$500,000.00
9025	FK1505805		Protective Life Insurance Company	$100,000.00
8172	FK1828533		Protective Life Insurance Company	$50,000.00
14729	FK1849633		Protective Life Insurance Company	$500,000.00
32147	FK5174620		Protective Life Insurance Company	$50,000.00
85475	FK5263172		Protective Life Insurance Company	$250,000.00
36838	FK5277220		Protective Life Insurance Company	$250,000.00
7806	H00317818		Protective Life Insurance Company	$50,000.00
17543	H00333189		Protective Life Insurance Company	$50,000.00
24757	H00344277		Protective Life Insurance Company	$99,700.00
7312	L00327216		Protective Life Insurance Company	$100,000.00
16719	L00335746		Protective Life Insurance Company	$100,000.00
22742	L00438170		Protective Life Insurance Company	$100,000.00
21492	L00448452		Protective Life Insurance Company	$100,000.00
11150	L00477245		Protective Life Insurance Company	$146,000.00
18527	PL0539725		Protective Life Insurance Company	$100,000.00
10315	SG0992925		Protective Life Insurance Company	$118,000.00
26428	U00748735		Protective Life Insurance Company	$50,000.00
35917	U867568		Protective Life Insurance Company	$25,000.00
28109	U876119		Protective Life Insurance Company	$100,000.00
56283	U888208		Protective Life Insurance Company	$100,000.00
8548	0001331045		Provident Life and Accident Insurance Co	$100,000.00
10582	30180851	30180851	Provident Life and Accident Insurance Co	$50,000.00
7882	0242079870		Provident Life and Accident Insurance Co	$25,232.00
8127	0242167490		Provident Life and Accident Insurance Co	$18,061.00
8128	0243211920		Provident Life and Accident Insurance Co	$22,705.00
9445	0329007300		Provident Life and Accident Insurance Co	$51,113.00
14178	0330991930		Provident Life and Accident Insurance Co	$99,500.00
23580	0333696610		Provident Life and Accident Insurance Co	$106,052.00
25900	0334674160		Provident Life and Accident Insurance Co	$73,812.00
23445	0335689160		Provident Life and Accident Insurance Co	$56,797.00
24777	0335729340		Provident Life and Accident Insurance Co	$37,887.00
9278	766454005	SSN (redacted)	Provident Life and Accident Insurance Co	$35,000.00
9219	40888757801		Provident Life and Accident Insurance Co	$13,184.00
9279	41394896501	SSN (redacted)	Provident Life and Accident Insurance Co	$57,000.00
8256	Y3618203		Provident Life and Accident Insurance Co	$105,000.00
23265	08D5042734	5042734-D	Provident Life and Accident Insurance Co	$330,000.00
23775	08D5044269D	5044269-D	Provident Life and Accident Insurance Co	$106,392.00
12961	08D5987166		Provident Life and Accident Insurance Co	$120,717.00
26432	08D6742601		Provident Life and Accident Insurance Co	$66,596.00
12474	B3339366		Provident Life and Accident Insurance Co	$109,000.00
15494	B3339986		Provident Life and Accident Insurance Co	$60,000.00
7424	D1481546		Provident Life and Accident Insurance Co	$13,716.00
13567	G3547886		Provident Life and Accident Insurance Co	$150,000.00
9094	G3549111		Provident Life and Accident Insurance Co	$30,000.00
14603	G3554237		Provident Life and Accident Insurance Co	$50,000.00
16901	G3557292		Provident Life and Accident Insurance Co	$23,179.00
11902	G3558863		Provident Life and Accident Insurance Co	$192,000.00
7837	G3560967		Provident Life and Accident Insurance Co	$100,000.00
21813	G3563486		Provident Life and Accident Insurance Co	$106,000.00
7802	R3423039		Provident Life and Accident Insurance Co	$49,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10740	R3425678		Provident Life and Accident Insurance Co	$39,000.00
8353	R3425708		Provident Life and Accident Insurance Co	$25,000.00
10864	Y3614251		Provident Life and Accident Insurance Co	$53,016.00
10318	Y3615054		Provident Life and Accident Insurance Co	$38,000.00
67755	V1215384		Pruco Life Insurance Co of NJ	$1,500,000.00
75216	V1237386		Pruco Life Insurance Co of NJ	$3,500,000.00
75879	V2111467		Pruco Life Insurance Co of NJ	$250,000.00
83869	V2146905		Pruco Life Insurance Co of NJ	$250,000.00
14115	96696	2417709	Prudential Annuities Life Assurance Corp	$69,000.00
12906	0000881		Prudential Insurance Co of America	$159,120.00
64653	0001190		Prudential Insurance Co of America	$30,000.00
13591	2042	SSN (redacted)	Prudential Insurance Co of America	$53,000.00
10771	0004380		Prudential Insurance Co of America	$39,000.00
20639	0004725		Prudential Insurance Co of America	$278,000.00
87084	0007520		Prudential Insurance Co of America	$5,000.00
25145	0008285		Prudential Insurance Co of America	$170,000.00
29218	0008304		Prudential Insurance Co of America	$122,000.00
12915	0008329		Prudential Insurance Co of America	$47,000.00
14117	0012705		Prudential Insurance Co of America	$70,000.00
7179	16000	8339668	Prudential Insurance Co of America	$192,500.00
13592	22454	SSN (redacted)	Prudential Insurance Co of America	$190,000.00
19243	24020	1565584	Prudential Insurance Co of America	$171,000.00
7758	24020	1684193	Prudential Insurance Co of America	$61,000.00
33630	24444	4122399	Prudential Insurance Co of America	$49,000.00
12250	33624	SSN (redacted)	Prudential Insurance Co of America	$28,000.00
10546	35200	SSN (redacted)	Prudential Insurance Co of America	$82,000.00
17904	40143	04079175	Prudential Insurance Co of America	$128,000.00
23477	40143	2215310	Prudential Insurance Co of America	$83,000.00
9692	42097	8976016	Prudential Insurance Co of America	$50,000.00
20570	43906	05301847	Prudential Insurance Co of America	$180,000.00
18953	43939	2347516	Prudential Insurance Co of America	$100,000.00
10171	43939	2348132	Prudential Insurance Co of America	$200,000.00
16569	46566	11094579	Prudential Insurance Co of America	$170,000.00
92402	50614	05874798	Prudential Insurance Co of America	$224,000.00
8840	50899	2782099	Prudential Insurance Co of America	$103,000.00
25462	75087	5258044	Prudential Insurance Co of America	$50,000.00
26554	75087	6352221	Prudential Insurance Co of America	$149,000.00
25296	76536	8003140	Prudential Insurance Co of America	$76,840.00
10012	78222	10029215	Prudential Insurance Co of America	$294,000.00
10688	93634	74194	Prudential Insurance Co of America	$186,000.00
10790	95040	10033597	Prudential Insurance Co of America	$242,000.00
8290	96274	2318845	Prudential Insurance Co of America	$165,000.00
40355	96274	2338920	Prudential Insurance Co of America	$25,000.00
10462	96696	0508481	Prudential Insurance Co of America	$59,000.00
10783	96696	0523393	Prudential Insurance Co of America	$191,000.00
10682	96776	SSN (redacted)	Prudential Insurance Co of America	$15,000.00
10683	96776	SSN (redacted)	Prudential Insurance Co of America	$114,000.00
10726	97000	1127	Prudential Insurance Co of America	$100,000.00
18076	388448	9117249-90	Prudential Insurance Co of America	$100,000.00
10283	3278348	3278348	Prudential Insurance Co of America	$154,896.00
8215	62490357		Prudential Insurance Co of America	$50,000.00
24237	62576689		Prudential Insurance Co of America	$100,000.00
11930	62732394		Prudential Insurance Co of America	$187,500.00
9781	62783078		Prudential Insurance Co of America	$24,500.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10416	62836875		Prudential Insurance Co of America	$82,000.00
9998	62868042		Prudential Insurance Co of America	$200,000.00
7292	63668440		Prudential Insurance Co of America	$260,000.00
25510	64515037		Prudential Insurance Co of America	$29,057.11
11702	64596027		Prudential Insurance Co of America	$50,000.00
7726	65056008		Prudential Insurance Co of America	$25,000.00
19581	67107186		Prudential Insurance Co of America	$50,000.00
22279	67167063		Prudential Insurance Co of America	$101,000.00
24097	68059353		Prudential Insurance Co of America	$50,000.00
19246	69051083		Prudential Insurance Co of America	$41,418.00
7392	72779303		Prudential Insurance Co of America	$100,000.00
8551	73575769		Prudential Insurance Co of America	$10,000.00
7342	74516074		Prudential Insurance Co of America	$25,000.00
9145	76849626		Prudential Insurance Co of America	$20,000.00
12268	77378346		Prudential Insurance Co of America	$66,500.00
11661	77670566		Prudential Insurance Co of America	$106,525.40
10709	77764076		Prudential Insurance Co of America	$50,000.00
10394	77786475	96053	Prudential Insurance Co of America	$28,000.00
8611	77790545		Prudential Insurance Co of America	$15,000.00
16780	77794860		Prudential Insurance Co of America	$81,000.00
11016	77797833		Prudential Insurance Co of America	$85,500.00
10739	77821017		Prudential Insurance Co of America	$13,000.00
10967	77870976		Prudential Insurance Co of America	$80,800.00
10876	79143318		Prudential Insurance Co of America	$30,000.00
9090	79807452		Prudential Insurance Co of America	$36,000.00
10982	79816183		Prudential Insurance Co of America	$135,000.00
8013	93065695		Prudential Insurance Co of America	$90,000.00
18319	93230185		Prudential Insurance Co of America	$165,000.00
13087	94714737		Prudential Insurance Co of America	$193,000.00
13186	94717823		Prudential Insurance Co of America	$145,000.00
19144	94749052		Prudential Insurance Co of America	$180,000.00
23989	94755587		Prudential Insurance Co of America	$75,000.00
24069	94755588		Prudential Insurance Co of America	$75,000.00
18757	95683453		Prudential Insurance Co of America	$300,000.00
9620	98814390		Prudential Insurance Co of America	$50,000.00
10800	98870611		Prudential Insurance Co of America	$80,000.00
10768	98870612		Prudential Insurance Co of America	$80,000.00
7238	99505748		Prudential Insurance Co of America	$85,000.00
10931	24359G	8107822	Prudential Insurance Co of America	$460,000.00
9906	25 177 916		Prudential Insurance Co of America	$7,246.00
7619	64-301-572		Prudential Insurance Co of America	$53,905.68
12107	80207-0012447	199339	Prudential Insurance Co of America	$150,000.00
7224	B0316790		Prudential Insurance Co of America	$10,000.00
11190	B4000305		Prudential Insurance Co of America	$112,000.00
25306	B4024981		Prudential Insurance Co of America	$54,000.00
17390	B4030720		Prudential Insurance Co of America	$258,000.00
10610	B4040153		Prudential Insurance Co of America	$144,000.00
11904	B4044606		Prudential Insurance Co of America	$50,000.00
10243	B4046577		Prudential Insurance Co of America	$165,000.00
10169	B4054071		Prudential Insurance Co of America	$47,390.00
17371	B4056724		Prudential Insurance Co of America	$41,000.00
9471	B4060434		Prudential Insurance Co of America	$101,792.00
11074	B4061139		Prudential Insurance Co of America	$94,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
13738	B4062353		Prudential Insurance Co of America	$60,000.00
16966	B4100223		Prudential Insurance Co of America	$104,000.00
16373	B4100331		Prudential Insurance Co of America	$76,440.00
9657	B4100475		Prudential Insurance Co of America	$262,000.00
20790	B4103957		Prudential Insurance Co of America	$144,000.00
30244	B4105107		Prudential Insurance Co of America	$150,000.00
23145	B4106632		Prudential Insurance Co of America	$292,000.00
8181	B4107430		Prudential Insurance Co of America	$167,000.00
22804	B4107765		Prudential Insurance Co of America	$213,000.00
23948	B4107861		Prudential Insurance Co of America	$35,000.00
9194	B4109165		Prudential Insurance Co of America	$93,100.00
19768	B4109518		Prudential Insurance Co of America	$160,000.00
10979	B4109548		Prudential Insurance Co of America	$50,000.00
23143	B4109550		Prudential Insurance Co of America	$20,000.00
22619	B4112401		Prudential Insurance Co of America	$178,000.00
25397	B4112969		Prudential Insurance Co of America	$128,000.00
18683	B4112990		Prudential Insurance Co of America	$141,000.00
23329	B4114468		Prudential Insurance Co of America	$184,000.00
14284	B4115465		Prudential Insurance Co of America	$176,000.00
6809	B4118609		Prudential Insurance Co of America	$40,000.00
7186	B4118994		Prudential Insurance Co of America	$249,000.00
26556	B4119483		Prudential Insurance Co of America	$45,000.00
8695	B4121382		Prudential Insurance Co of America	$23,250.00
28268	B4121496		Prudential Insurance Co of America	$215,280.00
25502	B4121776		Prudential Insurance Co of America	$234,960.00
28871	B4122629		Prudential Insurance Co of America	$109,000.00
35145	B4124643		Prudential Insurance Co of America	$240,000.00
9673	B4125347		Prudential Insurance Co of America	$150,000.00
49942	B4130352		Prudential Insurance Co of America	$5,000.00
49402	B4130766		Prudential Insurance Co of America	$119,000.00
52991	B4131788		Prudential Insurance Co of America	$90,000.00
52990	B4131807		Prudential Insurance Co of America	$135,000.00
53072	B4132065		Prudential Insurance Co of America	$23,100.00
64654	B4132753		Prudential Insurance Co of America	$20,000.00
7225	B5012940		Prudential Insurance Co of America	$10,000.00
18659	B5026440		Prudential Insurance Co of America	$234,000.00
17193	G0001690	8190919	Prudential Insurance Co of America	$126,000.00
7185	G0016000	8346643	Prudential Insurance Co of America	$296,000.00
23211	G0016000	8341455	Prudential Insurance Co of America	$250,000.00
5339	G0016000	8348205	Prudential Insurance Co of America	$60,000.00
10758	G0046640	2392627	Prudential Insurance Co of America	$117,000.00
10353	G0050555	2459100	Prudential Insurance Co of America	$57,000.00
13223	G0050555	2464220	Prudential Insurance Co of America	$120,000.00
17913	G0050555	2464232	Prudential Insurance Co of America	$196,000.00
18095	G0050555	2464410	Prudential Insurance Co of America	$228,000.00
21932	G0050555	2463789	Prudential Insurance Co of America	$90,000.00
12106	G20400	802370034780	Prudential Insurance Co of America	$20,000.00
12108	G20400	802520063892	Prudential Insurance Co of America	$8,000.00
12105	G20400	802520086367	Prudential Insurance Co of America	$20,000.00
7850	G-20400	802520149433	Prudential Insurance Co of America	$20,000.00
87083	G-20400-2		Prudential Insurance Co of America	$20,000.00
15988	G23883	2367389	Prudential Insurance Co of America	$51,000.00
25907	G23883		Prudential Insurance Co of America	$170,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
25277	G-40386		Prudential Insurance Co of America	$75,000.00
10881	G41577-PA		Prudential Insurance Co of America	$200,000.00
15693	G47080	B10-632-01	Prudential Insurance Co of America	$200,000.00
27451	G-56249	10649822	Prudential Insurance Co of America	$176,000.00
11741	G88150		Prudential Insurance Co of America	$139,000.00
10644	G91207	SSN (redacted)	Prudential Insurance Co of America	$50,000.00
10591	G-9700	10042512	Prudential Insurance Co of America	$32,000.00
9712	GC-47080	1418801	Prudential Insurance Co of America	$100,000.00
10522	GL22199	1120667	Prudential Insurance Co of America	$100,000.00
9595	GL22199	1121766	Prudential Insurance Co of America	$90,000.00
10885	GO14273	408525	Prudential Insurance Co of America	$750,000.00
11108	GX16000	798992	Prudential Insurance Co of America	$41,000.00
17046	GX-16000	324268	Prudential Insurance Co of America	$107,000.00
29603	LG75087-DE	7000840	Prudential Insurance Co of America	$250,000.00
22471	LG-75087-DE		Prudential Insurance Co of America	$100,000.00
25430	LG76708IL	10415842	Prudential Insurance Co of America	$228,000.00
7390	Q2829074		Prudential Insurance Co of America	$50,000.00
10935	R1018140		Prudential Insurance Co of America	$50,000.00
7733	R1155023		Prudential Insurance Co of America	$59,322.00
9186	R5077384		Prudential Insurance Co of America	$50,000.00
8448	R5-226109		Prudential Insurance Co of America	$100,000.00
33034	V1193800		Prudential Insurance Co of America	$3,750,000.00
8443	X0040396	2274907	Prudential Insurance Co of America	$120,000.00
18492	X0040396	2275512	Prudential Insurance Co of America	$110,000.00
19030	X0043939	2346339	Prudential Insurance Co of America	$100,000.00
16139	X9790	SSN (redacted)	Prudential Insurance Co of America	$48,124.00
8774	RA0818737A		Reliance Standard Life Insurance Company	$38,200.00
10312	RA0819894A		Reliance Standard Life Insurance Company	$10,000.00
20173	RA0819949A		Reliance Standard Life Insurance Company	$141,000.00
14767	RA0820197A		Reliance Standard Life Insurance Company	$190,081.00
14209	RA0820249A		Reliance Standard Life Insurance Company	$84,000.00
22202	RA0820285A		Reliance Standard Life Insurance Company	$70,000.00
13433	RA0820553A		Reliance Standard Life Insurance Company	$255,000.00
13949	RA0820841A		Reliance Standard Life Insurance Company	$76,000.00
27743	RA0821301A		Reliance Standard Life Insurance Company	$240,000.00
6160	RA0821379A		Reliance Standard Life Insurance Company	$344,925.00
22280	RA0821421A		Reliance Standard Life Insurance Company	$357,000.00
9050	RG0814119A		Reliance Standard Life Insurance Company	$30,000.00
9796	VG17011335	VG17011335	Reliance Standard Life Insurance Company	$90,000.00
9490	VG17012156		Reliance Standard Life Insurance Company	$30,000.00
16389	VG17024748	VG17024748	Reliance Standard Life Insurance Company	$50,000.00
37277	VG30002854	VG30002854	Reliance Standard Life Insurance Company	$150,000.00
22546	VG30004363		Reliance Standard Life Insurance Company	$100,000.00
56951	VG30004495	VG30004495	Reliance Standard Life Insurance Company	$110,000.00
22251	271306	199401136/199400837	ReliaStar Life Insurance Co of NY	$120,000.00
83151	4500978		ReliaStar Life Insurance Co of NY	$2,500,000.00
19389	0027161-6	32676	ReliaStar Life Insurance Co of NY	$100,000.00
11412	015000066M		ReliaStar Life Insurance Co of NY	$75,250.00
7692	016000483K		ReliaStar Life Insurance Co of NY	$128,650.00
22222	01W0002606		ReliaStar Life Insurance Co of NY	$41,900.00
33200	B00507268		ReliaStar Life Insurance Co of NY	$54,771.00
25360	NY0036212G		ReliaStar Life Insurance Co of NY	$350,000.00
8142	TBL368136		ReliaStar Life Insurance Co of NY	$67,900.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
22575	TBL601632		ReliaStar Life Insurance Co of NY	$50,000.00
13355	TBL745369		ReliaStar Life Insurance Co of NY	$100,000.00
17882	TD20003510		ReliaStar Life Insurance Co of NY	$75,000.00
32600	U13558		ReliaStar Life Insurance Co of NY	$100,000.00
32601	U13723		ReliaStar Life Insurance Co of NY	$150,000.00
15180	461		ReliaStar Life Insurance Company	$128,000.00
18082	6358		ReliaStar Life Insurance Company	$41,000.00
14897	12920		ReliaStar Life Insurance Company	$25,000.00
11740	00245089		ReliaStar Life Insurance Company	$53,000.00
18096	281166	SSN (redacted)	ReliaStar Life Insurance Company	$122,000.00
14600	624985	100270051798	ReliaStar Life Insurance Company	$8,400.00
14371	674443	SSN (redacted)	ReliaStar Life Insurance Company	$500,000.00
2210	00912778		ReliaStar Life Insurance Company	$50,000.00
10040	00912778		ReliaStar Life Insurance Company	$300,000.00
11474	1066303		ReliaStar Life Insurance Company	$100,000.00
8514	1120152		ReliaStar Life Insurance Company	$100,000.00
9458	1137078		ReliaStar Life Insurance Company	$100,000.00
10889	1202821		ReliaStar Life Insurance Company	$75,000.00
7803	1300646		ReliaStar Life Insurance Company	$50,000.00
18740	2360511		ReliaStar Life Insurance Company	$50,000.00
50107	4001007		ReliaStar Life Insurance Company	$7,500,000.00
60772	4002687		ReliaStar Life Insurance Company	$1,000,000.00
70858	4003369		ReliaStar Life Insurance Company	$3,000,000.00
72592	4003407		ReliaStar Life Insurance Company	$10,000,000.00
72565	4003408		ReliaStar Life Insurance Company	$5,000,000.00
79985	4007975		ReliaStar Life Insurance Company	$2,000,000.00
75075	4500902		ReliaStar Life Insurance Company	$5,000,000.00
10179	006021850		ReliaStar Life Insurance Company	$100,000.00
9958	006722986		ReliaStar Life Insurance Company	$100,000.00
88053	001174528-0101006	001174528-0101006	ReliaStar Life Insurance Company	$25,000.00
10337	0027190-0	91253	ReliaStar Life Insurance Company	$10,000.00
22750	0036331-6	48382	ReliaStar Life Insurance Company	$80,000.00
33206	0036331-6/93	83206	ReliaStar Life Insurance Company	$100,000.00
7253	00368186-9		ReliaStar Life Insurance Company	$50,000.00
9176	00651394-4		ReliaStar Life Insurance Company	$25,000.00
9325	00660245-9		ReliaStar Life Insurance Company	$25,000.00
7306	00661309-7		ReliaStar Life Insurance Company	$200,000.00
9243	00672666-7		ReliaStar Life Insurance Company	$25,000.00
11061	00672771-9		ReliaStar Life Insurance Company	$10,000.00
9621	00672913-1		ReliaStar Life Insurance Company	$25,000.00
8804	00676013-6		ReliaStar Life Insurance Company	$25,000.00
8629	00676110-1		ReliaStar Life Insurance Company	$25,000.00
7136	00678696-7		ReliaStar Life Insurance Company	$25,000.00
7680	00678857-9		ReliaStar Life Insurance Company	$25,000.00
11107	0091277-8		ReliaStar Life Insurance Company	$30,000.00
31814	00912778 - 11161		ReliaStar Life Insurance Company	$103,000.00
25468	00912778/00000010399		ReliaStar Life Insurance Company	$117,000.00
22456	00912778/0000006158		ReliaStar Life Insurance Company	$25,000.00
8047	00912778/4104		ReliaStar Life Insurance Company	$10,000.00
8049	0091277-8; 0000003275		ReliaStar Life Insurance Company	$25,000.00
8246	00912778; 0000006731		ReliaStar Life Insurance Company	$158,000.00
8778	00912778; 0000008614		ReliaStar Life Insurance Company	$41,000.00
18058	0091277-8; 0000011508		ReliaStar Life Insurance Company	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
10861	0099104-0	176	ReliaStar Life Insurance Company	$40,000.00
10037	05002533-0		ReliaStar Life Insurance Company	$25,000.00
9372	1L05144890		ReliaStar Life Insurance Company	$150,000.00
34360	3020661H		ReliaStar Life Insurance Company	$500,000.00
34361	3031346B		ReliaStar Life Insurance Company	$500,000.00
7818	61715-6	77035	ReliaStar Life Insurance Company	$250,000.00
7738	62038-6GAT		ReliaStar Life Insurance Company	$20,000.00
13855	62501-9	044556AV	ReliaStar Life Insurance Company	$25,000.00
25409	68596-8	992311/178571	ReliaStar Life Insurance Company	$30,000.00
25434	91277-8		ReliaStar Life Insurance Company	$120,000.00
25436	91277-8		ReliaStar Life Insurance Company	$180,000.00
7298	912778/0000005542		ReliaStar Life Insurance Company	$193,000.00
7502	91277-8/000006008		ReliaStar Life Insurance Company	$60,000.00
9774	912778/10949		ReliaStar Life Insurance Company	$27,000.00
20759	912778-12666		ReliaStar Life Insurance Company	$35,000.00
20760	912778-12667		ReliaStar Life Insurance Company	$105,000.00
13449	CBS0143318		ReliaStar Life Insurance Company	$25,000.00
26967	G2437	100270000000	ReliaStar Life Insurance Company	$8,400.00
9150	GL-12373-1	SSN (redacted)	ReliaStar Life Insurance Company	$129,000.00
91042	GL-2326-4	8292-ATP	ReliaStar Life Insurance Company	$25,000.00
11773	GL263052	SSN (redacted)	ReliaStar Life Insurance Company	$24,000.00
8717	GL293253	NP10170811	ReliaStar Life Insurance Company	$32,500.00
8472	GL29857-3	655295	ReliaStar Life Insurance Company	$45,000.00
5788	GL31091-3	5374020119	ReliaStar Life Insurance Company	$150,000.00
7707	GL318167	1067307	ReliaStar Life Insurance Company	$70,000.00
15598	GL36054-6-301	168	ReliaStar Life Insurance Company	$50,000.00
19199	GL362719	18	ReliaStar Life Insurance Company	$90,000.00
11564	GL-61206-5	P14-2106990	ReliaStar Life Insurance Company	$100,000.00
15397	GL66454511	SSN (redacted)	ReliaStar Life Insurance Company	$175,000.00
22650	GW-91277-8-7514		ReliaStar Life Insurance Company	$50,000.00
25106	GW-9127787612		ReliaStar Life Insurance Company	$60,000.00
71095	PWR900194		ReliaStar Life Insurance Company	$15,000.00
71094	PWR900195		ReliaStar Life Insurance Company	$100,000.00
37617	PWR900671		ReliaStar Life Insurance Company	$55,000.00
38524	PWR900672		ReliaStar Life Insurance Company	$37,000.00
81858	PWR900979		ReliaStar Life Insurance Company	$47,000.00
81859	PWR900980		ReliaStar Life Insurance Company	$43,000.00
82325	PWR901002		ReliaStar Life Insurance Company	$25,000.00
82326	PWR901003		ReliaStar Life Insurance Company	$107,000.00
88054	PWR901669		ReliaStar Life Insurance Company	$25,000.00
91043	PWR902227		ReliaStar Life Insurance Company	$25,000.00
39857	RL3016711M		ReliaStar Life Insurance Company	$2,848,617.00
39787	RL3027583W		ReliaStar Life Insurance Company	$1,250,000.00
34362	RL3031349J		ReliaStar Life Insurance Company	$500,000.00
39291	RL3032882E		ReliaStar Life Insurance Company	$950,000.00
41056	SC1018239E		ReliaStar Life Insurance Company	$150,000.00
74941	SC1123852X		ReliaStar Life Insurance Company	$250,000.00
24489	TBL513927		ReliaStar Life Insurance Company	$108,600.00
7427	TBL570591		ReliaStar Life Insurance Company	$70,000.00
18247	TBL738343		ReliaStar Life Insurance Company	$75,000.00
7428	TBL784093		ReliaStar Life Insurance Company	$205,746.00
5796	TBL895195		ReliaStar Life Insurance Company	$75,000.00
7648	015302948		RiverSource Life Insurance Co of NY	$20,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
22666	90901578786		RiverSource Life Insurance Company	$75,000.00
71816	90904428117		RiverSource Life Insurance Company	$1,000,000.00
23080	090905126744		RiverSource Life Insurance Company	$70,000.00
33162	90906975732		RiverSource Life Insurance Company	$250,000.00
7877	9000-2176388-4		RiverSource Life Insurance Company	$54,055.00
26889	000010183701		Royal Neighbors of America	$75,000.00
8226	0000030203		Sagicor Life Insurance Company	$34,302.00
16012	019053812		SBLI USA Mutual Life Insurance Co., Inc	$60,000.00
7647	040065829		SBLI USA Mutual Life Insurance Co., Inc	$50,000.00
7601	240151018		SBLI USA Mutual Life Insurance Co., Inc	$25,000.00
11726	240300724		SBLI USA Mutual Life Insurance Co., Inc	$50,000.00
25118	450009905		SBLI USA Mutual Life Insurance Co., Inc	$50,000.00
16829	480300997		SBLI USA Mutual Life Insurance Co., Inc	$50,000.00
25488	90-GSI-00 NY	900050219	SBLI USA Mutual Life Insurance Co., Inc	$50,000.00
23350	64497465	2222299275807	Sears Life Insurance Company	$50,000.00
10088	50555	5647368	Securian Life Insurance Company	$114,000.00
34348	G057062990		Security Benefit Life Insurance Company	$50,000.00
20362	001240707		Security Financial Life Ins Co	$50,000.00
39334	825898		Security Life of Denver Insurance Co	$800,000.00
10813	832812		Security Life of Denver Insurance Co	$50,000.00
18439	001071296		Security Life of Denver Insurance Co	$75,000.00
5029	1503526		Security Life of Denver Insurance Co	$2,000,000.00
28676	1535349		Security Life of Denver Insurance Co	$295,000.00
5030	1538782		Security Life of Denver Insurance Co	$1,336,470.00
79248	1602412		Security Life of Denver Insurance Co	$5,000,000.00
49273	1603978		Security Life of Denver Insurance Co	$1,500,000.00
72433	1605330		Security Life of Denver Insurance Co	$3,215,799.00
80180	1617003		Security Life of Denver Insurance Co	$1,000,000.00
72545	1621711		Security Life of Denver Insurance Co	$2,000,000.00
85103	1629065		Security Life of Denver Insurance Co	$7,000,000.00
79091	1629421		Security Life of Denver Insurance Co	$1,500,000.00
77552	1635576		Security Life of Denver Insurance Co	$10,000,000.00
10945	0600009390		Security Life of Denver Insurance Co	$90,000.00
60099	0600051356		Security Life of Denver Insurance Co	$500,000.00
40562	0600078623		Security Life of Denver Insurance Co	$1,000,000.00
9123	04S7003199		Security Life of Denver Insurance Co	$23,111.00
7916	04S7011421		Security Life of Denver Insurance Co	$35,000.00
18268	04S7062570		Security Life of Denver Insurance Co	$56,434.00
23628	04S7064131		Security Life of Denver Insurance Co	$145,943.00
77502	001241572		Security Mutual Life Insurance Co of NY	$500,000.00
15156	001244853		Security Mutual Life Insurance Co of NY	$90,000.00
25017	001266887		Security Mutual Life Insurance Co of NY	$1,000,000.00
60580	001304911		Security Mutual Life Insurance Co of NY	$1,000,000.00
88300	001308941		Security Mutual Life Insurance Co of NY	$4,000,000.00
79309	001315368		Security Mutual Life Insurance Co of NY	$2,000,000.00
10035	1011859011		Settlers Life Insurance Co	$30,000.00
9400	L000289073		Shelter Life Insurance Company	$32,000.00
17685	L000480501		Shelter Life Insurance Company	$50,000.00
7124	1007690927000		SMA BTP	$188,810.00
8202	1934417		Southern Farm Bureau Life Insurance Co	$16,000.00
61969	2173958		Southern Farm Bureau Life Insurance Co	$25,000.00
24645	2888584		Southern Farm Bureau Life Insurance Co	$75,000.00
61756	015266199L		Southern Farm Bureau Life Insurance Co	$25,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
25346	533825U		Southern Farm Bureau Life Insurance Co	$50,000.00
8385	7712650900		Southland Life Insurance Co (merged into Security Life od Denver Ins Co)	$25,000.00
15979	647272	SSN (redacted)	Standard Insurance Company	$200,000.00
8203	00906836		Standard Insurance Company	$25,000.00
88369	292595-C	SSN (redacted)	Standard Insurance Company	$54,600.00
7505	609598-A	249124	Standard Insurance Company	$40,000.00
10313	649116-A	642563-A	Standard Insurance Company	$110,000.00
83131	CT502999	AAA02900B	Standard Insurance Company	$30,000.00
8273	L 453911		Standard Insurance Company	$200,000.00
12203	SD0583979		Standard Insurance Company	$122,432.44
9889	SD0700732		Standard Insurance Company	$86,000.00
9127	SD0714295		Standard Insurance Company	$105,000.00
8689	SD0725236		Standard Insurance Company	$95,000.00
9845	SD0743555		Standard Insurance Company	$54,000.00
16802	SD0760560		Standard Insurance Company	$112,000.00
17803	SD0850605		Standard Insurance Company	$148,000.00
10612	SD0851327		Standard Insurance Company	$109,000.00
88370	SG0103960		Standard Insurance Company	$29,400.00
20174	SG0105340		Standard Insurance Company	$26,000.00
83130	SG0804549		Standard Insurance Company	$120,000.00
25788	SG0815705		Standard Insurance Company	$50,000.00
30130	SG0823045		Standard Insurance Company	$60,000.00
30817	SK0750398		Standard Insurance Company	$1,920,813.00
10539	SX0683008		Standard Insurance Company	$50,000.00
14398	L20112503		Standard Life and Accident Insurance Co	$48,800.00
10418	L111111490		Starmount Life Insurance Company	$25,000.00
8621	AS-0052-7365		State Farm Life Insurance Company	$85,000.00
24407	LF 16781741		State Farm Life Insurance Company	$25,000.00
9757	LF-06616153		State Farm Life Insurance Company	$30,000.00
10632	LF07233937		State Farm Life Insurance Company	$50,000.00
25367	LF08527807		State Farm Life Insurance Company	$100,000.00
8182	LF-0882-2331		State Farm Life Insurance Company	$50,000.00
8175	LF-0885-1366		State Farm Life Insurance Company	$50,000.00
9531	LF08891772		State Farm Life Insurance Company	$35,000.00
10110	LF08896654		State Farm Life Insurance Company	$50,000.00
8894	LF08940181		State Farm Life Insurance Company	$26,785.00
25415	LF09327128		State Farm Life Insurance Company	$96,809.00
9376	LF-0942-4176		State Farm Life Insurance Company	$10,000.00
19658	LF10016389		State Farm Life Insurance Company	$50,000.00
10271	LF10188615		State Farm Life Insurance Company	$100,000.00
9518	LF-1032-9526		State Farm Life Insurance Company	$65,000.00
10749	LF10496233		State Farm Life Insurance Company	$10,000.00
10272	LF10907458		State Farm Life Insurance Company	$25,000.00
10631	LF11035903		State Farm Life Insurance Company	$150,000.00
25442	LF11337244		State Farm Life Insurance Company	$100,000.00
8176	LF11382487		State Farm Life Insurance Company	$50,000.00
9305	LF-1158-2785		State Farm Life Insurance Company	$50,000.00
13977	LF11799987		State Farm Life Insurance Company	$100,000.00
23601	LF12301811		State Farm Life Insurance Company	$35,000.00
13089	LF12334428		State Farm Life Insurance Company	$50,000.00
10549	LF12641931		State Farm Life Insurance Company	$50,000.00
7508	LF12790186		State Farm Life Insurance Company	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
12248	LF12890608		State Farm Life Insurance Company	$70,000.00
9846	LF1300-1004		State Farm Life Insurance Company	$50,000.00
9639	LF13067703		State Farm Life Insurance Company	$50,000.00
26797	LF-1331-4719		State Farm Life Insurance Company	$50,000.00
11173	LF13518371		State Farm Life Insurance Company	$250,000.00
15568	LF13772330		State Farm Life Insurance Company	$300,000.00
25182	LF13832092		State Farm Life Insurance Company	$100,000.00
9659	LF-1451-9690		State Farm Life Insurance Company	$60,000.00
11557	LF-1548-6857		State Farm Life Insurance Company	$45,000.00
29791	LF-1864-6383		State Farm Life Insurance Company	$50,000.00
25435	LF-1946-5386		State Farm Life Insurance Company	$50,000.00
40126	36631403	880-2122-00	Sun Life and Health Insurance Co (U.S.)	$100,000.00
38785	68492	SSN (redacted)	Sun Life Assur Co of Canada	$175,000.00
7710	5924201		Sun Life Assur Co of Canada	$50,000.00
9775	9279647		Sun Life Assur Co of Canada	$46,000.00
12692	020020772		Sun Life Assur Co of Canada	$88,000.00
40090	020041136		Sun Life Assur Co of Canada	$225,000.00
72678	020042251		Sun Life Assur Co of Canada	$750,000.00
40180	020073058		Sun Life Assur Co of Canada	$766,909.00
22533	020093222		Sun Life Assur Co of Canada	$26,000.00
21819	020099838		Sun Life Assur Co of Canada	$111,000.00
36579	020106053		Sun Life Assur Co of Canada	$4,000,000.00
36950	020106378		Sun Life Assur Co of Canada	$1,000,000.00
36952	020106380		Sun Life Assur Co of Canada	$1,000,000.00
55218	020116347		Sun Life Assur Co of Canada	$5,000,000.00
55219	020118764		Sun Life Assur Co of Canada	$3,000,000.00
50951	020126085		Sun Life Assur Co of Canada	$10,000,000.00
54571	020126106		Sun Life Assur Co of Canada	$6,000,000.00
54669	020126240		Sun Life Assur Co of Canada	$10,000,000.00
65714	020127814		Sun Life Assur Co of Canada	$1,000,000.00
64700	020129045		Sun Life Assur Co of Canada	$2,000,000.00
54445	020133464		Sun Life Assur Co of Canada	$1,315,000.00
61281	020138154		Sun Life Assur Co of Canada	$2,876,787.00
63656	020143112		Sun Life Assur Co of Canada	$2,000,000.00
72338	020151686		Sun Life Assur Co of Canada	$1,841,282.00
75788	020157595		Sun Life Assur Co of Canada	$3,000,000.00
70011	030004337		Sun Life Assur Co of Canada	$1,000,000.00
7123	54309858910		Sun Life Assur Co of Canada	$27,282.50
11240	R544,712-0		Sun Life Assur Co of Canada	$100,000.00
36529	202567	SSN (redacted)	Sun Life Assurance Company of CA (US)	$100,000.00
34653	202567	SSN (redacted)	Sun Life Assurance Company of CA (US)	$33,000.00
6892	810760		Sun Life Assurance Company of CA (US)	$343,000.00
23828	5945726		Sun Life Assurance Company of CA (US)	$250,000.00
23827	010002440		Sun Life Assurance Company of CA (US)	$250,000.00
16338	020005811		Sun Life Assurance Company of CA (US)	$25,000.00
15661	020041842		Sun Life Assurance Company of CA (US)	$120,000.00
14259	020043844		Sun Life Assurance Company of CA (US)	$35,000.00
11958	020045732		Sun Life Assurance Company of CA (US)	$178,000.00
15254	020048665		Sun Life Assurance Company of CA (US)	$122,000.00
20265	020060060		Sun Life Assurance Company of CA (US)	$95,000.00
90623	020061419		Sun Life Assurance Company of CA (US)	$1,500,000.00
29730	020091453		Sun Life Assurance Company of CA (US)	$500,000.00
33897	020096493		Sun Life Assurance Company of CA (US)	$500,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
32117	020097146		Sun Life Assurance Company of CA (US)	$1,000,000.00
32118	020098836		Sun Life Assurance Company of CA (US)	$1,000,000.00
5558	020155856		Sun Life Assurance Company of CA (US)	$208,000.00
11010	020162409		Sun Life Assurance Company of CA (US)	$36,000.00
28404	UB8121038		Sun Life Assurance Company of CA (US)	$230,000.00
49272	020110594		Sun Life Insurance and Annuity Co of NY	$2,000,000.00
50767	040000644		Sun Life Insurance and Annuity Co of NY	$1,000,000.00
75905	040002623		Sun Life Insurance and Annuity Co of NY	$5,000,000.00
80689	040002632		Sun Life Insurance and Annuity Co of NY	$5,000,000.00
72741	040003804		Sun Life Insurance and Annuity Co of NY	$4,500,000.00
73737	040003832		Sun Life Insurance and Annuity Co of NY	$5,000,000.00
86982	040003833		Sun Life Insurance and Annuity Co of NY	$10,000,000.00
76511	040003928		Sun Life Insurance and Annuity Co of NY	$5,000,000.00
23355	A3295700		Surety Life Insurance Company	$48,893.00
10997	A3974260		Surety Life Insurance Company	$100,000.00
11940	A7313060		Surety Life Insurance Company	$40,000.00
10177	AA0660872		Symetra Life Insurance Company	$50,000.00
12217	AA0732478		Symetra Life Insurance Company	$23,000.00
8912	AA0734149		Symetra Life Insurance Company	$297,000.00
6826	AA6065480		Symetra Life Insurance Company	$95,000.00
13465	05012133		Teachers Insurance & Ann Assn of America	$50,000.00
17288	05076334		Teachers Insurance & Ann Assn of America	$51,000.00
7383	5578281		Teachers Insurance & Ann Assn of America	$10,000.00
7823	06744858		Teachers Insurance & Ann Assn of America	$216,231.00
8241	07170210		Teachers Insurance & Ann Assn of America	$36,000.00
13463	07604093		Teachers Insurance & Ann Assn of America	$40,000.00
9269	000091963		Tennessee Farmers Life Insurance Company	$100,000.00
89676	TR0347594		Tennessee Farmers Life Insurance Company	$100,000.00
7925	000765356		Texas Life Insurance Company	$490,000.00
27805	000924460		Texas Life Insurance Company	$50,000.00
6825	CL0818191		Texas Life Insurance Company	$75,000.00
20450	L00200454		The United States Life Ins Co in the city of NY (formerrly American International Life Assurance NY)	$100,000.00
25127	L01200607		The United States Life Ins Co in the city of NY (formerrly American International Life Assurance NY)	$76,000.00
13086	2162105		Thrivent Financial for Lutherans	$220,000.00
23037	07740590		TIAA-CREF Life Insurance Company	$123,000.00
8250	600770		Time Insurance Company	$75,000.00
10413	928332		Time Insurance Company	$106,500.00
10947	967171		Time Insurance Company	$75,000.00
10411	T890053		Time Insurance Company	$101,500.00
10174	T9903660		Time Insurance Company	$37,500.00
18366	5891011	SSN (redacted)	Transamerica Assurance Company	$150,000.00
25511	504463780		Transamerica Assurance Company	$150,000.00
20969	504567790		Transamerica Assurance Company	$300,000.00
3232	600170175	600170175	Transamerica Assurance Company	$150,000.00
34477	600453063C		Transamerica Assurance Company	$10,000.00
10840	U04414011	9267	Transamerica Assurance Company	$35,000.00
17362	WP0209406	WP0209406	Transamerica Assurance Company	$62,000.00
49529	60131066		Transamerica Financial Life Insurance Co	$10,000,000.00
81300	65072087		Transamerica Financial Life Insurance Co	$5,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
73842	65072908		Transamerica Financial Life Insurance Co	$5,000,000.00
76659	65072919		Transamerica Financial Life Insurance Co	$5,000,000.00
80547	65075277		Transamerica Financial Life Insurance Co	$5,000,000.00
79491	65076515		Transamerica Financial Life Insurance Co	$5,000,000.00
77343	65077802		Transamerica Financial Life Insurance Co	$5,000,000.00
80819	65083364		Transamerica Financial Life Insurance Co	$5,000,000.00
77995	65084632		Transamerica Financial Life Insurance Co	$5,000,000.00
80752	76001715		Transamerica Financial Life Insurance Co	$350,000.00
78227	76004662		Transamerica Financial Life Insurance Co	$500,000.00
25404	200FZ40393		Transamerica Financial Life Insurance Co	$50,000.00
4657	NA5014704		Transamerica Financial Life Insurance Co	$400,000.00
7654	021813832		Transamerica Life Ins & Ann Co	$3,837.20
10181	40968249		Transamerica Life Ins & Ann Co	$50,000.00
8836	92215767		Transamerica Life Ins & Ann Co	$100,000.00
7927	92403951		Transamerica Life Ins & Ann Co	$100,000.00
7205	501015860		Transamerica Life Ins & Ann Co	$50,000.00
7198	501952690		Transamerica Life Ins & Ann Co	$177,216.00
10333	011020535		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$56,404.00
25496	011941844		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$97,493.00
23743	012168036		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$146,060.00
18744	012648260		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$50,000.00
7369	013384333		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$250,000.00
22940	013596150		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$200,000.00
19090	014846089		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
10048	479523393		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
13792	479689182		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$25,000.00
9036	310-01-1758649		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$5,135.00
8814	47-9481047		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$50,000.00
9365	AX0103	PXL3640585	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$150,000.00
9498	AX0103	PXL3692395	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$200,000.00
10835	AX0103	PXL4045125	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
8711	AX0103	PXL5027276	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
9966	JXP 5015104	JXP 5015104	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$200,000.00
21650	JXP3902051		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
9791	JXP4029952		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$200,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
9651	JXP4091763		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
9714	JXP4094538		Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
10650	VXL9347683	VXL9347683	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$70,000.00
19461	VXL9670845	VXL9670845	Transamerica Life Ins Co (formerly Life Investors Insurance Co of America)	$100,000.00
10506	09356251		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$50,000.00
10658	40818218		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$75,000.00
9926	40930521		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$95,000.00
25078	41588636		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$500,000.00
25370	60026750		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$3,000,000.00
26426	60056906		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,300,000.00
25345	60097249		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,250,000.00
46318	60103563		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$200,000.00
6247	60110541		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$375,000.00
6248	60110545		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$625,000.00
29773	60110794		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$500,000.00
44515	60124314		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,500,000.00
42485	60125584		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$15,000,000.00
47499	60125715		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
53624	60126321		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$7,000,000.00
43460	60126554		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
48846	60126790		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$11,500,000.00
43291	60127058		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
49340	60127144		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
43523	60127480		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
44692	60128797		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,000,000.00
46666	60129094		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$10,000,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
40334	60130026		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$3,000,000.00
53625	60130728		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$4,000,000.00
55078	60132831		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,000,000.00
55781	60133799		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
54320	60135279		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$3,000,000.00
56776	60136128		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$500,000.00
56770	60136129		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$3,500,000.00
56772	60136130		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,000,000.00
42303	60144724		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
39656	60144725		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
42304	60144726		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
33289	65013632		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$10,000,000.00
44353	65015506		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$2,000,000.00
40291	65025726		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$2,000,000.00
40292	65025727		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$3,000,000.00
45363	65031694		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
45538	65033357		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
8716	65034050		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$150,000.00
51201	65038656		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$5,000,000.00
10994	92199861		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$100,000.00
10641	92254669		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$300,000.00
10995	92255175		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$100,000.00
22450	92259616		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$60,000.00
30933	92335988		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,500,000.00
47489	92395977		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$6,000,000.00
36077	92410869		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
7496	92439050		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$100,000.00
7506	92442151		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$250,000.00
27916	92462499		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,000,000.00
26704	92476607		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$100,000.00
39303	92483882		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,000,000.00
43453	92486577		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$1,000,000.00
43454	92489030		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$500,000.00
4810	92535285		Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$250,000.00
5604	1V0032369	SSN (redacted)	Transamerica Life Ins Co (formerly Transamerica Occidental Life Ins Co)	$65,951.00
20255	25033	74L3696523	Transamerica Life Insurance Company	$200,000.00
18750	25233	74L40H7652	Transamerica Life Insurance Company	$75,000.00
10734	021781532		Transamerica Life Insurance Company	$4,284.20
23374	41907920		Transamerica Life Insurance Company	$250,000.00
79190	60084247		Transamerica Life Insurance Company	$500,000.00
82103	60104508		Transamerica Life Insurance Company	$300,000.00
48792	60115565		Transamerica Life Insurance Company	$7,500,000.00
89548	60134732		Transamerica Life Insurance Company	$4,000,000.00
82186	60136180		Transamerica Life Insurance Company	$4,000,000.00
73715	60154637		Transamerica Life Insurance Company	$500,000.00
68448	65045604		Transamerica Life Insurance Company	$5,000,000.00
61349	65049456		Transamerica Life Insurance Company	$5,000,000.00
74562	65050889		Transamerica Life Insurance Company	$1,000,000.00
63660	65053422		Transamerica Life Insurance Company	$5,000,000.00
70517	65060617		Transamerica Life Insurance Company	$700,000.00
71151	65062718		Transamerica Life Insurance Company	$4,000,000.00
68126	65062868		Transamerica Life Insurance Company	$925,420.00
72764	65067536		Transamerica Life Insurance Company	$5,000,000.00
69525	65067683		Transamerica Life Insurance Company	$2,500,000.00
69526	65068767		Transamerica Life Insurance Company	$2,500,000.00
73165	65069297		Transamerica Life Insurance Company	$10,000,000.00
70599	65069940		Transamerica Life Insurance Company	$950,000.00
81135	65076403		Transamerica Life Insurance Company	$2,500,000.00
76066	65076486		Transamerica Life Insurance Company	$1,079,000.00
78280	65080885		Transamerica Life Insurance Company	$500,000.00
84969	92464646		Transamerica Life Insurance Company	$400,000.00
91826	92488880		Transamerica Life Insurance Company	$250,000.00
77883	92492445		Transamerica Life Insurance Company	$3,000,000.00
68530	92548683		Transamerica Life Insurance Company	$550,000.00
8249	479510919		Transamerica Life Insurance Company	$50,000.00
8909	500803180		Transamerica Life Insurance Company	$19,452.00
7337	501313080		Transamerica Life Insurance Company	$22,792.00
14374	503912600		Transamerica Life Insurance Company	$345,025.53
28436	504144720		Transamerica Life Insurance Company	$50,000.00
21080	0JLQ-TWXW		Transamerica Life Insurance Company	$100,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11725	200FZ70212		Transamerica Life Insurance Company	$50,000.00
8820	400YB35026	SSN (redacted)	Transamerica Life Insurance Company	$38,700.00
8167	400YD33245	SSN (redacted)	Transamerica Life Insurance Company	$75,000.00
11684	400YE86838		Transamerica Life Insurance Company	$100,000.00
10532	400YH83971	SSN (redacted)	Transamerica Life Insurance Company	$75,000.00
10003	400YX90916		Transamerica Life Insurance Company	$30,000.00
8599	400ZF34865	SSN (redacted)	Transamerica Life Insurance Company	$16,720.00
12384	72L40J3748		Transamerica Life Insurance Company	$15,000.00
7531	72L4590016		Transamerica Life Insurance Company	$75,000.00
37658	74L40U5270	25189	Transamerica Life Insurance Company	$75,000.00
10463	74L4656666	25188	Transamerica Life Insurance Company	$75,000.00
15682	74L4666318	25184	Transamerica Life Insurance Company	$50,000.00
9270	74L4753546	25188	Transamerica Life Insurance Company	$75,000.00
25405	74L4758405	74L4758405	Transamerica Life Insurance Company	$75,000.00
9584	74L4948863	74L4948863	Transamerica Life Insurance Company	$50,000.00
10008	74L4990302	74L4990302	Transamerica Life Insurance Company	$75,000.00
8370	74L6790761	25245	Transamerica Life Insurance Company	$23,820.00
9411	74LY352774		Transamerica Life Insurance Company	$11,790.00
19232	LXP 3527002		Transamerica Life Insurance Company	$50,000.00
9784	LXP3557400		Transamerica Life Insurance Company	$200,000.00
9605	000212985		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$70,000.00
30091	300976598		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$50,000.00
7511	631816922		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$25,000.00
8109	009553932D		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$50,000.00
7440	010FF77754		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$7,000.00
8336	010FF90049	SSN (redacted)	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$40,000.00
19663	010TG71245	SSN (redacted)	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$100,000.00
7633	010XE74082	SSN (redacted)	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$20,000.00
8104	010XU86135	010XU86135	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$12,056.00
43471	03LL-Q9TG		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$100,000.00
7395	414-0790807	SSN (redacted)	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$50,000.00
7941	D88004925S		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$25,000.00
9847	FAC0000955		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$50,000.00
19057	IZ4500004H0000F		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$50,000.00
17452	MM3242214		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$98,925.00
4844	MZ0910379H0000A	P000346861	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$150,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
47368	MZ2000087 0001F	T40-2110041	Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$100,000.00
22951	MZ41000087-055		Transamerica Premier Life Ins Co (formerly Monumental Life Ins Co)	$25,000.00
10838	FAC0000957		Transamerica Premier Life Insurance Company	$50,000.00
11022	AD3954		Trustmark Insurance Company	$80,138.00
29760	NM3910		Trustmark Insurance Company	$90,000.00
11333	###-##-####	34468	Trustmark Life Insurance Company	$62,000.00
8927	AA9711	AA9711 / TB09711 / 5100199450	Trustmark Life Insurance Company	$58,952.00
24842	AB0728		Trustmark Life Insurance Company	$46,162.00
10562	DY531	SSN (redacted)	Trustmark Life Insurance Company	$55,000.00
22204	N81261		Trustmark Life Insurance Company	$118,688.00
12146	18119	122246	UNICARE Life & Health Insurance Company	$93,000.00
7808	111309	WP4958N	UNICARE Life & Health Insurance Company	$64,000.00
8942	25560-GRP	SSN (redacted)	UNICARE Life & Health Insurance Company	$79,000.00
10076	GSL85F1	1057	UNICARE Life & Health Insurance Company	$100,000.00
9572	MMT0039283		Unified Life Insurance Company	$30,000.00
9571	MMT0039284		Unified Life Insurance Company	$10,000.00
13238	MMT0057074		Unified Life Insurance Company	$20,000.00
9830	MMT0615108		Unified Life Insurance Company	$20,000.00
9831	MMT0615296		Unified Life Insurance Company	$10,000.00
8838	017000176888		Union Fidelity Life Insurance Company	$43,018.00
41280	05UL009772		Union Fidelity Life Insurance Company	$100,000.00
27158	DS2-1030331		Union Fidelity Life Insurance Company	$50,000.00
37177	G-2423	DX3-0040001	Union Fidelity Life Insurance Company	$25,000.00
18753	G-2423	01 A029020012	Union Fidelity Life Insurance Company	$75,000.00
12070	UL5-0670002		Union Fidelity Life Insurance Company	$10,000.00
12680	UL5-0880006		Union Fidelity Life Insurance Company	$15,000.00
7573	UL5-0880366		Union Fidelity Life Insurance Company	$15,000.00
10425	G-1558	501946	Union Labor Life Insurance Company	$10,000.00
7344	MP300001	1921	Union Labor Life Insurance Company	$39,000.00
19363	MP300012	G-179-2	Union Labor Life Insurance Company	$96,000.00
7368	45615	SSN (redacted)	Union Security Insurance Company	$118,000.00
13533	651462		Union Security Insurance Company	$10,000.00
8092	7001185	301637	Union Security Insurance Company	$10,000.00
8361	7001185	1391176	Union Security Insurance Company	$75,000.00
7759	502020		Union Security Life Ins Co	$60,000.00
14521	507685		Union Security Life Ins Co	$50,000.00
22203	509926		Union Security Life Ins Co	$32,000.00
22534	660803		Union Security Life Ins Co	$50,000.00
23450	WMJ3842000		Union Security Life Ins Co	$296,000.00
13897	4038245	SSN (redacted)	Union Security Life Ins Co (Assurant Employee Benefits)	$113,000.00
10442	5002001523		United Fidelity Life Insurance Company	$50,000.00
24981	128376		United Home Life Insurance Company	$100,000.00
10196	0707297		United Insurance Company of America	$50,000.00
12109	43-F451186		United Investors Life Insurance Company	$100,000.00
21688	43F457425		United Investors Life Insurance Company	$100,000.00
25784	43F490471		United Investors Life Insurance Company	$100,000.00
12111	43F507659		United Investors Life Insurance Company	$100,000.00
21491	43F592161		United Investors Life Insurance Company	$100,000.00
22018	43F607085		United Investors Life Insurance Company	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
11566	43-G374940		United Investors Life Insurance Company	$50,000.00
28369	43-H188555		United Investors Life Insurance Company	$100,000.00
9764	6008339		United of Omaha Life Insurance Company	$40,000.00
7681	6199992		United of Omaha Life Insurance Company	$20,000.00
48195	9207931		United of Omaha Life Insurance Company	$10,000.00
25417	BU1077666		United of Omaha Life Insurance Company	$400,000.00
24007	BU1079743		United of Omaha Life Insurance Company	$500,000.00
27164	BU1104004		United of Omaha Life Insurance Company	$2,000,000.00
86662	BU1149005		United of Omaha Life Insurance Company	$3,000,000.00
10205	DR-4476605		United of Omaha Life Insurance Company	$50,000.00
9378	DR-5592762		United of Omaha Life Insurance Company	$10,000.00
7615	DR-5873294		United of Omaha Life Insurance Company	$10,000.00
9410	DR-6321656		United of Omaha Life Insurance Company	$10,000.00
12564	DR-6551999		United of Omaha Life Insurance Company	$7,000.00
12563	DR6657945		United of Omaha Life Insurance Company	$13,000.00
9415	DR-6779053		United of Omaha Life Insurance Company	$10,000.00
9416	DR-6826800		United of Omaha Life Insurance Company	$10,000.00
23166	DR-7598207		United of Omaha Life Insurance Company	$10,000.00
27159	DR-8716466		United of Omaha Life Insurance Company	$10,000.00
27069	G0001F60	1412371	United of Omaha Life Insurance Company	$45,000.00
29454	G0001F60	1512778	United of Omaha Life Insurance Company	$70,000.00
10419	GLG-01F60-00001	901193061	United of Omaha Life Insurance Company	$30,000.00
10686	GLUG2V50	GL0020184	United of Omaha Life Insurance Company	$45,600.00
11565	UA6944549		United of Omaha Life Insurance Company	$49,000.00
16662	UA7620206		United of Omaha Life Insurance Company	$100,000.00
16663	UA7834462		United of Omaha Life Insurance Company	$38,000.00
23123	UA8475940		United of Omaha Life Insurance Company	$70,000.00
17843	UA8477914		United of Omaha Life Insurance Company	$20,000.00
14662	UA9222832		United of Omaha Life Insurance Company	$90,000.00
12570	UR1030119		United of Omaha Life Insurance Company	$10,000.00
19312	UR1030136		United of Omaha Life Insurance Company	$20,000.00
12682	UR1044973		United of Omaha Life Insurance Company	$20,000.00
8687	UR1051886		United of Omaha Life Insurance Company	$20,000.00
30745	0178969	G21152	United States Life Ins in the City of NY	$50,000.00
9168	1080178		United States Life Ins in the City of NY	$92,000.00
10886	1088428		United States Life Ins in the City of NY	$150,000.00
11935	1088462		United States Life Ins in the City of NY	$100,000.00
11754	1097209		United States Life Ins in the City of NY	$95,000.00
12587	1110222		United States Life Ins in the City of NY	$100,000.00
13388	1129487		United States Life Ins in the City of NY	$100,000.00
25285	1201106		United States Life Ins in the City of NY	$188,000.00
7397	1201134		United States Life Ins in the City of NY	$50,000.00
22082	1512977		United States Life Ins in the City of NY	$100,000.00
19058	1512994		United States Life Ins in the City of NY	$50,000.00
8243	1600031		United States Life Ins in the City of NY	$110,000.00
11231	5007498120		United States Life Ins in the City of NY	$27,324.00
7439	5007508680		United States Life Ins in the City of NY	$75,000.00
25433	5009232370		United States Life Ins in the City of NY	$50,000.00
7543	5009254120		United States Life Ins in the City of NY	$40,000.00
7485	1108022L		United States Life Ins in the City of NY	$50,000.00
24521	1177212L		United States Life Ins in the City of NY	$24,500.00
19609	500560552C		United States Life Ins in the City of NY	$50,049.00
19610	500681069C		United States Life Ins in the City of NY	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
20843	500984067C		United States Life Ins in the City of NY	$25,027.00
19537	500D80249C		United States Life Ins in the City of NY	$25,018.00
19536	500D92208C		United States Life Ins in the City of NY	$25,018.00
7685	99E9E007OR	99E9E0070R	United States Life Ins in the City of NY	$100,000.00
21434	G178940	POL021434	United States Life Ins in the City of NY	$40,000.00
7660	G-183,509	MBNBD0015396	United States Life Ins in the City of NY	$250,000.00
10883	G-195-982	317560035	United States Life Ins in the City of NY	$350,000.00
28196	G207507	T70-2188467	United States Life Ins in the City of NY	$100,000.00
8114	G233615	12494880101001	United States Life Ins in the City of NY	$141,000.00
7545	G233615	12730870101002	United States Life Ins in the City of NY	$111,000.00
7503	G233615	12852950101001	United States Life Ins in the City of NY	$15,000.00
8331	G-610,228	28400006BRIR83063A	United States Life Ins in the City of NY	$50,000.00
13361	G610228	STIG21660A	United States Life Ins in the City of NY	$100,000.00
41618	U10020748Y		United States Life Ins in the City of NY	$3,000,000.00
37781	U10020858Y		United States Life Ins in the City of NY	$2,500,000.00
43085	U10023521Y		United States Life Ins in the City of NY	$1,000,000.00
41162	U10029543Y		United States Life Ins in the City of NY	$1,000,000.00
59898	U10029799Y		United States Life Ins in the City of NY	$2,500,000.00
24274	UD001273N		United States Life Ins in the City of NY	$37,500.00
24775	UD001513N		United States Life Ins in the City of NY	$50,000.00
26506	UD005281N		United States Life Ins in the City of NY	$90,000.00
8957	UD005743N		United States Life Ins in the City of NY	$90,060.00
60643	UH046419NL		United States Life Ins in the City of NY	$1,000,000.00
54142	UH051214NL		United States Life Ins in the City of NY	$5,000,000.00
86269	UH061207NL		United States Life Ins in the City of NY	$1,000,000.00
45719	UH062800NL		United States Life Ins in the City of NY	$2,000,000.00
53653	UH063369NL		United States Life Ins in the City of NY	$10,000,000.00
72095	UH063574NL		United States Life Ins in the City of NY	$1,000,000.00
16803	V110001	SSN (redacted)	United States Life Ins in the City of NY	$30,000.00
7384	VO21446	19940816017601	United States Life Ins in the City of NY	$162,000.00
9368	WM00107066		United States Life Ins in the City of NY	$100,000.00
23181	WM00107349		United States Life Ins in the City of NY	$50,000.00
24391	WM00140157		United States Life Ins in the City of NY	$38,500.00
21755	WM00148383		United States Life Ins in the City of NY	$48,750.00
12566	G233615	12726530101001	United States Life Insurance Company	$120,000.00
12269	G233615	12726530102001	United States Life Insurance Company	$70,000.00
7480	1C 155988		Universal Guaranty Life Insurance Co	$70,000.00
10038	1C143193		Universal Guaranty Life Insurance Co	$70,000.00
9112	1C150942		Universal Guaranty Life Insurance Co	$70,000.00
9542	1C155150		Universal Guaranty Life Insurance Co	$47,600.00
10371	1C156282		Universal Guaranty Life Insurance Co	$70,000.00
9852	HAIC150615		Universal Guaranty Life Insurance Co	$100,000.00
9619	IC154653		Universal Guaranty Life Insurance Co	$60,000.00
8682	IC155490		Universal Guaranty Life Insurance Co	$50,000.00
9432	338	0809366	Unum Life Insurance Company of America	$130,000.00
8698	338	0846163	Unum Life Insurance Company of America	$60,000.00
10725	338	1217119	Unum Life Insurance Company of America	$40,000.00
9297	338	1472690	Unum Life Insurance Company of America	$90,000.00
5976	367	3718323	Unum Life Insurance Company of America	$100,000.00
17753	959	2703336	Unum Life Insurance Company of America	$30,000.00
7190	54528	522553	Unum Life Insurance Company of America	$159,000.00
9392	107910	4232488	Unum Life Insurance Company of America	$239,000.00
13189	137428	SSN (redacted)	Unum Life Insurance Company of America	$50,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
9543	225056	2690226	Unum Life Insurance Company of America	$84,000.00
8023	367781	489895	Unum Life Insurance Company of America	$42,000.00
23261	372343	281817	Unum Life Insurance Company of America	$50,000.00
14382	376659	493409	Unum Life Insurance Company of America	$99,000.00
18231	385274	SSN (redacted)	Unum Life Insurance Company of America	$26,000.00
14383	505110	493410	Unum Life Insurance Company of America	$100,000.00
21495	535744	764078	Unum Life Insurance Company of America	$111,000.00
78018	595121	595121	Unum Life Insurance Company of America	$120,000.00
25482	930741	BL0146965	Unum Life Insurance Company of America	$75,000.00
15653	930741	BL0190608	Unum Life Insurance Company of America	$125,000.00
25477	2071366	2071366	Unum Life Insurance Company of America	$30,000.00
15459	2942535	2942535	Unum Life Insurance Company of America	$120,000.00
12048	203996001	BL0052034	Unum Life Insurance Company of America	$90,000.00
9903	203996001	BL0052852	Unum Life Insurance Company of America	$120,000.00
10029	0327326610		Unum Life Insurance Company of America	$21,801.00
17525	433407262	3407262	Unum Life Insurance Company of America	$162,000.00
10332	930741001	BL0129374	Unum Life Insurance Company of America	$48,000.00
19130	930741001	BL0129380	Unum Life Insurance Company of America	$48,000.00
21680	930741001	BL0202618	Unum Life Insurance Company of America	$134,000.00
14865	2039960001	BL0049725	Unum Life Insurance Company of America	$90,000.00
21208	2039960014	BL0049194	Unum Life Insurance Company of America	$100,000.00
10727	LAL125062		Unum Life Insurance Company of America	$50,000.00
12119	LAL127630		Unum Life Insurance Company of America	$58,000.00
18441	0203996-001	BL0049612	Unum Life Insurance Company of America	$10,000.00
11890	08D5946381		Unum Life Insurance Company of America	$50,562.00
19083	0930741-001 5	BL0130875	Unum Life Insurance Company of America	$90,000.00
22193	0930741-001 5	BL0227801	Unum Life Insurance Company of America	$108,000.00
25126	0930741-001 5	BL0132950	Unum Life Insurance Company of America	$73,000.00
23231	0930741-001 5	BL0147809	Unum Life Insurance Company of America	$134,000.00
24820	0930744-001 6	BL0142347	Unum Life Insurance Company of America	$90,000.00
7969	133486-0101	SSN (redacted)	Unum Life Insurance Company of America	$39,258.00
16039	203996-0001	BL0046944	Unum Life Insurance Company of America	$90,000.00
14960	203996-0001	SSN (redacted)	Unum Life Insurance Company of America	$30,000.00
15373	203996-001	SSN (redacted)	Unum Life Insurance Company of America	$50,000.00
22323	203996-001	SSN (redacted)	Unum Life Insurance Company of America	$40,000.00
14843	930741-0001	SSN (redacted)	Unum Life Insurance Company of America	$19,000.00
23076	930741-0001	SSN (redacted)	Unum Life Insurance Company of America	$50,000.00
13201	930741-001	5968011	Unum Life Insurance Company of America	$100,000.00
14416	930741-001		Unum Life Insurance Company of America	$163,000.00
22427	GUL 338	56800 0897915	Unum Life Insurance Company of America	$250,000.00
3432	LAL 143988		Unum Life Insurance Company of America	$120,000.00
9244	LAL122546		Unum Life Insurance Company of America	$82,000.00
8700	LAL125287		Unum Life Insurance Company of America	$72,000.00
7423	LAL125993		Unum Life Insurance Company of America	$20,000.00
11770	LAL127438		Unum Life Insurance Company of America	$280,000.00
15208	LAL129326		Unum Life Insurance Company of America	$63,000.00
9625	LAL129435		Unum Life Insurance Company of America	$35,218.00
10301	LAL129817		Unum Life Insurance Company of America	$60,000.00
13957	LAL129934		Unum Life Insurance Company of America	$10,000.00
13324	LAL129982		Unum Life Insurance Company of America	$32,000.00
14783	LAL130290		Unum Life Insurance Company of America	$50,000.00
14597	LAL130459		Unum Life Insurance Company of America	$44,000.00
13407	LAL130885		Unum Life Insurance Company of America	$145,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
14431	LAL130886		Unum Life Insurance Company of America	$141,300.00
14133	LAL131133		Unum Life Insurance Company of America	$25,000.00
22401	LAL131251		Unum Life Insurance Company of America	$124,000.00
14360	LAL131365		Unum Life Insurance Company of America	$206,000.00
14359	LAL131548		Unum Life Insurance Company of America	$108,000.00
11843	LAL131645		Unum Life Insurance Company of America	$34,000.00
14531	LAL131811		Unum Life Insurance Company of America	$55,000.00
11377	LAL132332		Unum Life Insurance Company of America	$35,000.00
13891	LAL132394		Unum Life Insurance Company of America	$75,000.00
15393	LAL132480		Unum Life Insurance Company of America	$41,000.00
13330	LAL132609		Unum Life Insurance Company of America	$37,440.00
16459	LAL132977		Unum Life Insurance Company of America	$57,000.00
13971	LAL133035		Unum Life Insurance Company of America	$40,000.00
13146	LAL133563		Unum Life Insurance Company of America	$158,000.00
7302	LAL134171		Unum Life Insurance Company of America	$135,000.00
10572	LAL134312		Unum Life Insurance Company of America	$50,000.00
22285	LAL135805		Unum Life Insurance Company of America	$40,000.00
22284	LAL135924		Unum Life Insurance Company of America	$50,000.00
22335	LAL136088		Unum Life Insurance Company of America	$150,000.00
15233	LAL136272		Unum Life Insurance Company of America	$100,000.00
10234	LAL136563		Unum Life Insurance Company of America	$110,000.00
14812	LAL136564		Unum Life Insurance Company of America	$10,000.00
22477	LAL136847		Unum Life Insurance Company of America	$50,000.00
22559	LAL137252		Unum Life Insurance Company of America	$170,000.00
14459	LAL137546		Unum Life Insurance Company of America	$50,000.00
23679	LAL138157		Unum Life Insurance Company of America	$148,000.00
16745	LAL138188		Unum Life Insurance Company of America	$50,000.00
23287	LAL139251		Unum Life Insurance Company of America	$120,000.00
22847	LAL139420		Unum Life Insurance Company of America	$81,000.00
17313	LAL139664		Unum Life Insurance Company of America	$50,000.00
23674	LAL140019		Unum Life Insurance Company of America	$84,000.00
23886	LAL140525		Unum Life Insurance Company of America	$127,000.00
32832	LAL142002		Unum Life Insurance Company of America	$109,000.00
32976	LAL142438		Unum Life Insurance Company of America	$50,000.00
26971	LAL142461		Unum Life Insurance Company of America	$71,000.00
16067	LAL143315		Unum Life Insurance Company of America	$172,000.00
25513	LAL144038		Unum Life Insurance Company of America	$150,000.00
10109	LAL144279		Unum Life Insurance Company of America	$50,000.00
7245	LAL144343		Unum Life Insurance Company of America	$25,000.00
13535	LAL145410		Unum Life Insurance Company of America	$50,000.00
14900	LAL145456		Unum Life Insurance Company of America	$95,000.00
9684	LAL145507		Unum Life Insurance Company of America	$20,000.00
14964	LAL145558		Unum Life Insurance Company of America	$110,000.00
9685	LAL145637		Unum Life Insurance Company of America	$50,000.00
77442	LAL145786		Unum Life Insurance Company of America	$149,000.00
41195	LAL147079		Unum Life Insurance Company of America	$62,000.00
29089	LAL147468		Unum Life Insurance Company of America	$78,000.00
3945	LAL148643		Unum Life Insurance Company of America	$400,000.00
16460	LAL148702		Unum Life Insurance Company of America	$130,000.00
15603	LNL806498		Unum Life Insurance Company of America	$38,000.00
20943	LPL137057		Unum Life Insurance Company of America	$162,189.00
15285	LPL137786		Unum Life Insurance Company of America	$100,000.00
22060	LPL139912		Unum Life Insurance Company of America	$87,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
78019	TU101077		Unum Life Insurance Company of America	$37,200.00
15264	TU101412		Unum Life Insurance Company of America	$80,000.00
10585	TU105275		Unum Life Insurance Company of America	$188,000.00
3409	TU107195		Unum Life Insurance Company of America	$50,000.00
5694	TU107823		Unum Life Insurance Company of America	$76,000.00
25373	TU108062		Unum Life Insurance Company of America	$84,000.00
14281	TU108136		Unum Life Insurance Company of America	$43,000.00
9720	ULG0038508	2209204	Unum Life Insurance Company of America	$70,000.00
36591	0000068931		US Financial Life Insurance Company	$44,000.00
33408	0000226789		US Financial Life Insurance Company	$2,000,000.00
8302	0268888502		USAA Life Insurance Company	$207,889.00
16843	03193614U1		USAA Life Insurance Company	$25,000.00
91574	P201271323		USAA Life Insurance Company	$350,000.00
8699	9G1285621		Voya Retirement Insurance and Annuity Company	$65,234.00
9399	9G1404971		Voya Retirement Insurance and Annuity Company	$44,898.00
14911	9S0097540	9S0097540	Voya Retirement Insurance and Annuity Company	$90,687.00
8489	9U1232687		Voya Retirement Insurance and Annuity Company	$104,948.00
8625	G1121662		Voya Retirement Insurance and Annuity Company	$100,000.00
53935	G1441513		Voya Retirement Insurance and Annuity Company	$1,000,000.00
70170	G1572604		Voya Retirement Insurance and Annuity Company	$1,000,000.00
77885	G1579260		Voya Retirement Insurance and Annuity Company	$4,700,000.00
9091	U1292310		Voya Retirement Insurance and Annuity Company	$100,000.00
7289	10M00513714		Washington National Insurance Company	$150,000.00
10175	CB9500887		Washington National Insurance Company	$75,000.00
12270	PL9625941		Washington National Insurance Company	$35,000.00
12567	PL9627528		Washington National Insurance Company	$35,000.00
14853	PL9713114		Washington National Insurance Company	$30,000.00
76273	Z03132981		West Coast Life Insurance Company	$10,000,000.00
91030	ZU1600571		West Coast Life Insurance Company	$10,000,000.00
41639	ZU1605467		West Coast Life Insurance Company	$600,000.00
3755	ZUA337502		West Coast Life Insurance Company	$1,500,000.00
88042	ZUA347817		West Coast Life Insurance Company	$573,385.00
88043	ZUA347835		West Coast Life Insurance Company	$573,666.00
27418	ZUA371732		West Coast Life Insurance Company	$999,999.00
27417	ZUA371733		West Coast Life Insurance Company	$1,000,000.00
27416	ZUA372639		West Coast Life Insurance Company	$1,000,000.00
87174	ZUA385837		West Coast Life Insurance Company	$2,000,000.00
32427	ZUA391743		West Coast Life Insurance Company	$600,000.00
32426	ZUA392790		West Coast Life Insurance Company	$200,000.00
66222	ZUA428130		West Coast Life Insurance Company	$1,000,000.00
21741	44893342		Western and Southern Life Ins Co	$25,000.00
17544	45271498		Western and Southern Life Ins Co	$25,000.00
12684	45427526		Western and Southern Life Ins Co	$50,000.00
33084	46346605		Western and Southern Life Ins Co	$10,000.00

Policy ID	Policy Number/Group Number	Other Group Policy Identifier* (If Relevant)	Insurance Company	Face Value
6499	W159148		Western and Southern Life Ins Co	$50,000.00
91061	013590303		Western Reserve Life Assurance Co of OH	$100,000.00
8569	10594027		Western-Southern Life Assurance Company	$15,000.00
19759	44413522		Western-Southern Life Assurance Company	$50,000.00
10221	W36501		Western-Southern Life Assurance Company	$46,257.00
10887	0000292291		William Penn Life Insurance Co of NY	$99,000.00
40730	NYU0053843		William Penn Life Insurance Co of NY	$310,016.00
8525	NYU0065851		William Penn Life Insurance Co of NY	$100,000.00
31837	NYU0077264		William Penn Life Insurance Co of NY	$500,000.00
6995	NYU0086040		William Penn Life Insurance Co of NY	$400,000.00
84452	NYU0106965		William Penn Life Insurance Co of NY	$350,000.00
4182	0200092723		Wilton Reassurance Life Company of NY	$100,000.00
24315	LN00376320		Wilton Reassurance Life Company of NY	$150,000.00
25350	5789031		Woodmen of the World	$147,036.00
8129	4477479		Woodmen of World Life Insurance Soc	$10,000.00
9228	4647401		Woodmen of World Life Insurance Soc	$100,000.00
17987	5036522		Woodmen of World Life Insurance Soc	$25,000.00
15083	5330137		Woodmen of World Life Insurance Soc	$175,000.00
8835	GRP186	SSN (redacted)	Zale Life Insurance Company	$32,000.00
9509	GRP-1-86	SSN (redacted)	Zale Life Insurance Company	$21,000.00

*This is an additional group policy identifier and can be any of the following: a redacted SSN, policy administration number, account number, billing number, premium control number, customer number, group code number, financial account number, control number, contract ID number, claim number, etc.

Page 69 of 69